                                                                   EXHIBIT 10.67


================================================================================



                                 LOAN AGREEMENT


                           Dated as of July 30, 1996


                                     among


                   WESTCHESTER PREMIUM ACCEPTANCE CORPORATION
                                  as Borrower,


                                      and


                      THE BANKS AND FINANCIAL INSTITUTIONS
                     LISTED ON THE SIGNATURE PAGES HERETO,
                                   as Lenders


                                      and


                       DRESDNER BANK AG, NEW YORK BRANCH,
                                    as Agent



================================================================================

                               TABLE OF CONTENTS

                                                                                       Page
                                                                                       ----
LOAN AGREEMENT  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    1

ARTICLE I  DEFINITIONS; RULES OF CONSTRUCTION . . . . . . . . . . . . . . . . . . . .    1
       1.1      Definitions . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    1
       1.2      Rules of Construction . . . . . . . . . . . . . . . . . . . . . . . .   17

ARTICLE II  THE LOANS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   18
       2.1      Loans . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   18
       2.2      Notes . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   19
       2.3      Loan Requests . . . . . . . . . . . . . . . . . . . . . . . . . . . .   19
       2.4      Reductions of the Commitments . . . . . . . . . . . . . . . . . . . .   20
       2.5      Mandatory Payments  . . . . . . . . . . . . . . . . . . . . . . . . .   20
       2.6      Several Obligations . . . . . . . . . . . . . . . . . . . . . . . . .   20
       2.7      Pro Rata Treatment  . . . . . . . . . . . . . . . . . . . . . . . . .   20

ARTICLE III  TERMS APPLICABLE TO LOANS  . . . . . . . . . . . . . . . . . . . . . . .   21
       3.1      Payments and Prepayments  . . . . . . . . . . . . . . . . . . . . . .   21
       3.2      Payments by the Agent . . . . . . . . . . . . . . . . . . . . . . . .   24
       3.3      Maximum Interest  . . . . . . . . . . . . . . . . . . . . . . . . . .   25
       3.4      Computations  . . . . . . . . . . . . . . . . . . . . . . . . . . . .   26
       3.5      Minimum Amounts . . . . . . . . . . . . . . . . . . . . . . . . . . .   26
       3.6      Sharing of Setoffs  . . . . . . . . . . . . . . . . . . . . . . . . .   27
       3.7      Non-Receipt of Funds by the Agent . . . . . . . . . . . . . . . . . .   27

ARTICLE IV  TERMINATION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   28
       4.1      Termination by the Borrower . . . . . . . . . . . . . . . . . . . . .   28

ARTICLE V  YIELD PROTECTION AND ILLEGALITY  . . . . . . . . . . . . . . . . . . . . .   28
       5.1      Additional Costs  . . . . . . . . . . . . . . . . . . . . . . . . . .   28
       5.2      Limitation on Types of Loans  . . . . . . . . . . . . . . . . . . . .   30
       5.3      Illegality  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   31
       5.4      Certain Conversions . . . . . . . . . . . . . . . . . . . . . . . . .   31
       5.5      Compensation  . . . . . . . . . . . . . . . . . . . . . . . . . . . .   31

ARTICLE VI  CONDITIONS PRECEDENT  . . . . . . . . . . . . . . . . . . . . . . . . . .   32
       6.1      No Default  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   32
       6.2      Opinions of Counsel . . . . . . . . . . . . . . . . . . . . . . . . .   32
       6.3      Other Supporting Documents  . . . . . . . . . . . . . . . . . . . . .   32
       6.4      Control of the Borrower . . . . . . . . . . . . . . . . . . . . . . .   34
       6.5      Loan Request  . . . . . . . . . . . . . . . . . . . . . . . . . . . .   34
       6.6      Fees Paid . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   34
       6.7      Existing Agreement  . . . . . . . . . . . . . . . . . . . . . . . . .   34

                                                                                       Page
                                                                                       ----
       6.8      Representations and Warranties  . . . . . . . . . . . . . . . . . . .   34

ARTICLE VII  REPRESENTATIONS AND WARRANTIES . . . . . . . . . . . . . . . . . . . . .   35
       7.1      Organization, Powers, etc.  . . . . . . . . . . . . . . . . . . . . .   35
       7.2      Corporate Authority, etc. . . . . . . . . . . . . . . . . . . . . . .   35
       7.3      Government Approvals  . . . . . . . . . . . . . . . . . . . . . . . .   35
       7.4      Government Regulation . . . . . . . . . . . . . . . . . . . . . . . .   36
       7.5      Valid and Binding Obligations . . . . . . . . . . . . . . . . . . . .   36
       7.6      Litigation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   36
       7.7      Use of Proceeds . . . . . . . . . . . . . . . . . . . . . . . . . . .   36
       7.8      Accuracy of Information . . . . . . . . . . . . . . . . . . . . . . .   36
       7.9      Accuracy of Representations and Warranties  . . . . . . . . . . . . .   36
       7.10     Financial Position  . . . . . . . . . . . . . . . . . . . . . . . . .   36
       7.11     Pledge of Collateral  . . . . . . . . . . . . . . . . . . . . . . . .   37
       7.12     Title to Assigned Collateral  . . . . . . . . . . . . . . . . . . . .   37
       7.13     Tax Returns . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   37
       7.14     ERISA . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   38
       7.15     No Material Adverse Change  . . . . . . . . . . . . . . . . . . . . .   38
       7.16     Compliance with Laws  . . . . . . . . . . . . . . . . . . . . . . . .   38
       7.17     Chief Place of Business . . . . . . . . . . . . . . . . . . . . . . .   39
       7.18     Lock-Box Banks; Lock-Box Accounts . . . . . . . . . . . . . . . . . .   39
       7.19     Franchises, Licenses  . . . . . . . . . . . . . . . . . . . . . . . .   39
       7.20     No Default  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   39
       7.21     Capital Stock . . . . . . . . . . . . . . . . . . . . . . . . . . . .   39
       7.22     Trade Names, etc.   . . . . . . . . . . . . . . . . . . . . . . . . .   39

ARTICLE VIII  AFFIRMATIVE COVENANTS . . . . . . . . . . . . . . . . . . . . . . . . .   40
       8.1      Payment of Taxes, etc.  . . . . . . . . . . . . . . . . . . . . . . .   40
       8.2      Preservation of Corporate Existence . . . . . . . . . . . . . . . . .   40
       8.3      Compliance with Laws, etc.  . . . . . . . . . . . . . . . . . . . . .   40
       8.4      Inspection Rights . . . . . . . . . . . . . . . . . . . . . . . . . .   40
       8.5      Maintenance of Approvals, Filings and Registrations . . . . . . . . .   41
       8.6      Reporting Requirements  . . . . . . . . . . . . . . . . . . . . . . .   41
       8.7      Performance of Agreements . . . . . . . . . . . . . . . . . . . . . .   43
       8.8      Notices . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   43
       8.9      Compliance with Policies and Contracts  . . . . . . . . . . . . . . .   44
       8.10     Instructions to Obligors  . . . . . . . . . . . . . . . . . . . . . .   44
       8.11     Books and Records . . . . . . . . . . . . . . . . . . . . . . . . . .   44
       8.12     Further Assurances  . . . . . . . . . . . . . . . . . . . . . . . . .   45
       8.13     Other Agreements. . . . . . . . . . . . . . . . . . . . . . . . . . .   45
       8.14     Audits  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   45

                                                                                       Page
                                                                                       ----
ARTICLE IX  NEGATIVE COVENANTS  . . . . . . . . . . . . . . . . . . . . . . . . . . .   46
       9.1      Use of Proceeds . . . . . . . . . . . . . . . . . . . . . . . . . . .   46
       9.2      Amendments  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   46
       9.3      Maximum Credits Outstanding   . . . . . . . . . . . . . . . . . . . .   46
       9.4      Prohibition of Fundamental Changes  . . . . . . . . . . . . . . . . .   46
       9.5      Business  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   46
       9.6      No Commingling  . . . . . . . . . . . . . . . . . . . . . . . . . . .   46
       9.7      Chief Place of Business . . . . . . . . . . . . . . . . . . . . . . .   47
       9.8      Liens . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   47
       9.9      Changes to Credit and Collection Policies . . . . . . . . . . . . . .   47

ARTICLE X  EVENTS OF DEFAULT  . . . . . . . . . . . . . . . . . . . . . . . . . . . .   47
       10.1     Events of Default . . . . . . . . . . . . . . . . . . . . . . . . . .   47

ARTICLE XI  FEES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   51
       11.1     Fees  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   51
       11.2     Expenses  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   51
       11.3     Invoices for Fees . . . . . . . . . . . . . . . . . . . . . . . . . .   52

ARTICLE XII  INDEMNIFICATION  . . . . . . . . . . . . . . . . . . . . . . . . . . . .   52
       12.1     Indemnification by Borrower . . . . . . . . . . . . . . . . . . . . .   52

ARTICLE XIII THE AGENT  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   53
       13.1     Appointment, Powers and Immunities  . . . . . . . . . . . . . . . . .   53
       13.2     Reliance by Agent . . . . . . . . . . . . . . . . . . . . . . . . . .   54
       13.3     Defaults  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   55
       13.4     Rights as a Lender  . . . . . . . . . . . . . . . . . . . . . . . . .   55
       13.5     Indemnification . . . . . . . . . . . . . . . . . . . . . . . . . . .   55
       13.6     Non-Reliance on Agent and Other Banks . . . . . . . . . . . . . . . .   56
       13.7     Failure to Act  . . . . . . . . . . . . . . . . . . . . . . . . . . .   56
       13.8     Resignation or Removal of Agent . . . . . . . . . . . . . . . . . . .   57
       13.9     Consents Under Basic Documents  . . . . . . . . . . . . . . . . . . .   57

ARTICLE XIV  MISCELLANEOUS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   57
       14.1     Notices . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   57
       14.2     Survival and Termination of Agreement . . . . . . . . . . . . . . . .   60
       14.3     Applicable Law  . . . . . . . . . . . . . . . . . . . . . . . . . . .   60
       14.4     Waiver; Modifications in Writing  . . . . . . . . . . . . . . . . . .   60
       14.5     Non-Waiver of Rights  . . . . . . . . . . . . . . . . . . . . . . . .   61
       14.6     Successors and Assigns  . . . . . . . . . . . . . . . . . . . . . . .   61
       14.7     Sale and Transfer of Loans and Notes; Participations in
                  Loans and Notes . . . . . . . . . . . . . . . . . . . . . . . . . .   61
       14.8     Confidentiality . . . . . . . . . . . . . . . . . . . . . . . . . . .   64
       14.9     Captions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   65
       14.10    Counterparts  . . . . . . . . . . . . . . . . . . . . . . . . . . . .   65
       14.11    Severability  . . . . . . . . . . . . . . . . . . . . . . . . . . . .   65

                                                                                       Page
                                                                                       ----
       14.12    Waiver of Trial by Jury; Consent to Jurisdiction  . . . . . . . . . .   65
       14.13    Set-off . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   66


                                   SCHEDULES

SCHEDULE I   Booking Offices
SCHEDULE II  List of Lock-Boxes
SCHEDULE III Credit and Collection Policies
SCHEDULE IV  Form of Monthly Report


                                    EXHIBITS

EXHIBIT A  Form of Note
EXHIBIT B  Form of Certificate
EXHIBIT C  Form of Loan Request
EXHIBIT D  Form of Notice of Conversion or Continuation
EXHIBIT E  Form of Finance Contract
EXHIBIT F  Form of Convention Statement

                                 LOAN AGREEMENT


                 LOAN AGREEMENT dated as of July 30, 1996 among WESTCHESTER PREMIUM ACCEPTANCE CORPORATION (the "Borrower"), DRESDNER BANK AG, acting through its New York and Grand Cayman Branches ("Dresdner"), BANK ONE TEXAS, N.A. ("Bank One") and NATIONSBANK OF TEXAS, N.A. ("NationsBank") (Dresdner, Bank One and NationsBank, collectively, together with their successors and assigns, the "Lenders" and each a "Lender") and Dresdner Bank AG, New York Branch, as agent for the Lenders (together with its successors and assigns, the "Agent").


                                   ARTICLE I

                       DEFINITIONS; RULES OF CONSTRUCTION

                 SECTION 1.1 Definitions. The capitalized terms used in this Agreement shall have the following meanings, unless otherwise defined herein.

                 "Additional Costs" shall have the meaning assigned to such term in Section 5.1 of this Agreement.

                 "Affiliate" of a referenced Person shall mean (a) another Person controlling, controlled by or under common control with such referenced Person, (b) any other Person beneficially owning or controlling ten percent (10%) or more of the outstanding voting securities or rights of or the interest in the capital, distributions or profits of the referenced Person, or (c) any officer (exclusive of a "ministerial officer" with no authority to bind a Person) or, director of, or partner in, the referenced Person. The terms "control", "controlling", "controlled" and the like shall mean the direct or indirect possession of the power to direct or cause the direction of the management or policies of a Person or the disposition of its assets or properties, whether through ownership, by contract, arrangement or understanding, or otherwise.

                 "Agent" shall have the meaning assigned to such term in the introduction to this Agreement.

                 "Agent's Account" shall have the meaning assigned to such term in Section 2.1(a).

                 "Agreement" shall mean this Loan Agreement, as the same from time to time may be extended, amended, supplemented, waived or modified.

                 "Airplane Lease" shall mean that certain Aircraft Lease Agreement dated January 19, 1994, between 1st Source Leasing, Inc. and Titan Indemnity, as the same from time to time may be extended, amended, supplemented, waived or modified.

                 "Applicable Law" shall mean (i) all applicable laws and treaties, judgments, decrees, injunctions, writs and orders of any court, arbitrator or governmental agency or authority and rules, regulations, orders, licenses and permits of any governmental body, instrumentality, agency or authority, and (ii) any of the foregoing.

                 "Applicable Margin Rate" shall mean the amount computed by reference to the table below:

                         Insurers       Insurers        Insurers      Insurers
                         Level 1        Level 2         Level 3       Level 4
                         --------       --------        --------      --------
Titan Level 1              0.50%          0.55%           0.80%         1.25%

Titan Level 2              0.55%          0.60%           1.00%         1.50%

Titan Level 3              0.65%          0.75%           1.50%         2.00%

                 "Assigned Collateral" has the meaning assigned to that term in the Security Agreement.

                 "Base Rate" shall mean a fluctuating rate of interest per annum equal to the higher of

                 (a) the rate of interest most recently announced by the Agent at its Booking Office as its base rate; and

                 (b)      the Federal Funds Rate, plus 1/2 of 1% per annum.

The Base Rate is not necessarily intended to be the lowest rate of interest determined by the Agent in connection with extensions of credit. Changes in the rate of interest on any Loan maintained as a Base Rate Loan shall take effect simultaneously with each change in the Base Rate. The Agent shall give notice promptly to the Borrower of changes in the Base Rate.

                 "Base Rate Loan" shall mean a Loan bearing interest based on the Base Rate.

                 "Booking Office" shall mean, with respect to any Eurodollar Loans or Base Rate Loans, the respective office of the Agent and each Lender or an Affiliate designated as its "Eurodollar Lending Office" or "Base Rate Lending Office", respectively, in Schedule 1 to this Agreement; provided, the Agent or a Lender may designate a different Booking Office with respect to its Eurodollar Loans or Base Rate Loans from time to time upon notice to the Borrower; provided, further, that the Base Rate Lending Office of the Agent and each Lender shall be located in the United States.

                 "Borrower" shall have the meaning assigned to such term in the introduction to this Agreement.

                 "Borrower's Obligations" shall have the meaning assigned to such term in the Security Agreement.

                 "Borrowing Base" shall mean, at any time of determination, the product of (i) eighty-five percent (85%), and (ii) the sum of (a) 100% of the Outstanding Balance of each Eligible Receivable in respect of which at such time of determination there is no Cancellation in respect of the related Finance Contract, (b) 90% of the Outstanding Balance of each Eligible Receivable in respect of which at such time of determination a Cancellation has occurred within not more than 30 days in respect of the related Finance Contract, (c) 50% of the Outstanding Balance of each Eligible Receivable in respect of which a Cancellation in respect of the related Finance Contract occurred between 31 days and 60 days prior to such time of determination and
(d) 0% of the Outstanding Balance of each Eligible Receivable in respect of which a Cancellation in respect of the related Finance Contract occurred over 60 days prior to such time of determination, less the aggregate amount, determined at such time but without duplication of any reduction already reflected in the amount specified in clauses (b) through (d) above, by which the aggregate Outstanding Balance of Eligible Receivables related to each Pool Insurer and its Affiliates exceeds the product of (x) the Concentration Limit for each such Pool Insurer, and (y) the aggregate amount specified in clauses
(a) through (d) above with respect to such Pool Insurer.

                 "Business Day" shall mean any day other than a Saturday, Sunday or a day when banks are authorized or required by law to close in New York, New York and, if such day relates to a borrowing of, a payment or prepayment of principal of, or interest on, or a conversion of or into, or an Interest Period for, a Eurodollar Loan or a notice by the Borrower with respect to any such borrowing, payment, prepayment, conversion or Interest Period, any day which is also a London Banking Day.

                 "C&S" shall mean, with respect to Titan Indemnity, as of the date of determination thereof, the capital and surplus of Titan Indemnity as it would then be computed in accordance with statutory accounting principles, as it would then appear on page 22 (Five-Year Historical Data, first of two pages), line 24, column 1, of Titan Indemnity's Convention Statement.

                 "Cancellation" shall mean with respect to any Finance Contract, the cancellation of an insurance policy specified therein.

                 "Capital Lease" shall mean as applied to any Person, any lease of any property (whether real, personal or mixed) by such Person as lessee which, in conformity with GAAP, is accounted for as a capital lease on the balance sheet of such Person.

                 "Capital Stock" shall mean with respect to any Person, any capital stock of such Person, regardless of class or designation, and all warrants, options, purchase rights, conversion or exchange rights, voting rights, calls or claims of any character with respect thereto.

                 "Code" shall mean the Internal Revenue Code of 1986, as amended.

                 "Collateral Account" shall have the meaning assigned to such term in the Security Agreement.

                 "Collateral Agent" shall mean Dresdner Bank AG, New York Branch, in its capacity as collateral agent under the Security Agreement, together with its successors and assigns.

                 "Commitment" means either (i) when used with reference to a Lender at the time any determination is to be made, the amount set opposite the name of such Lender below, as the same may be lowered in accordance with the terms hereof, or (ii) when used with reference to any Lender, the commitment of such Lender to make Loans hereunder in an amount equal to the amount described in the foregoing clause (i), as the context may require;

                 Dresdner                          $12,500,000.00
                 Bank One                          $ 9,090,909.09
                 NationsBank                       $ 3,409,090.91

                 "Commitment Expiration Date" shall mean July 30, 1997; provided, that such Commitment Expiration Date (or any extended Commitment Expiration Date) may be extended for an additional six calendar months on the last Business Day of January and July of each year, commencing with January 1997, if the Borrower gives the Agent written notice of the Borrower's desire for such an extension not later than thirty (30) days prior to the end of July or January, as the case may be, and the Agent has notified the Borrower, not later than thirty (30) days after receipt of the Borrower's notice, that each Lender, in its sole discretion, has consented in writing to such extension.

                 "Commitment Fee" shall have the meaning assigned to such term in Section 11.1 hereof.

                 "Commitment Fee Percentage" shall mean, as of the date of any calculation thereof, a percentage determined as follows:

                 -If Insurers Level 1 exists, 0.15%
                 -If Insurers Level 2 exists, 0.20%
                 -If Insurers Level 3 exists, 0.25%
                 -If Insurers Level 4 exists, 0.30%

                 "Concentration Limit" means in respect of any Pool Insurer 8%; provided, however, that (i) in respect of the Texas Workers Compensation Fund the Concentration Limit shall be 10%, and (ii) the Concentration Limit for the five largest Pool Insurers in terms of the aggregate Outstanding Balances of the Eligible Receivables which constitute Assigned Collateral, at any time of determination, shall be 35%.

                 "Consolidated Indebtedness" shall mean the Indebtedness of the Parent and its Subsidiaries on a consolidated basis, computed in accordance with GAAP but excluding the Indebtedness related to (i) this Agreement and (ii) the Airplane Lease.

                 "Contingent Obligation" shall mean any contractual obligation, contingent or otherwise, of one Person with respect to any Indebtedness, obligation or liability of another, including, without limitation, direct or indirect guaranties, endorsements (except for collection or deposit in the ordinary course of business), notes co-made or discounted, recourse agreements, keep-well agreements, agreements to purchase or repurchase such Indebtedness, obligation or liability or any security therefor or to provide funds for the payment or discharge thereof, agreements to maintain solvency, assets, level of income, or other financial condition, and agreements to make payment other than for value received.

                 "Convention Statement" shall mean with respect to any Person the annual financial statements and accompanying schedules and exhibits filed by such Person with its applicable state insurance regulators (in the case of Titan Indemnity, substantially in the form heretofore filed by such company or such other form as may in the future be required by applicable state insurance regulatory authorities), and prepared in accordance with statutory accounting principles.

                 "Credit and Collection Policies" shall mean the Borrower's credit and collection policies and procedures set forth as Schedule III hereto, as the same may be amended, supplemented or modified as permitted by this Agreement.

                 "Credit Expiration Date" shall mean the Commitment Expiration Date or such earlier date as provided in Section 10.

                 "Default" shall mean an event which with the notice or lapse of time, or both, would constitute an Event of Default.

   "Dollars" and "$" shall mean lawful money of the United States of America.

                 "Effective Date" shall mean the first date on which the conditions precedent set forth in Section 6 have been satisfied.

                 "Eligible Receivable" shall mean any Receivable:

                 (a) which arises under a Finance Contract (i) which is the legal, valid and binding obligation of the parties thereto; (ii) which is enforceable in accordance with its terms, (iii) with respect to which no party thereto is in breach of any of its material representations, warranties, covenants or agreements set forth therein, and (iv) which does not contravene any Applicable Law;

                 (b) which represents an obligation of an Obligor which is not an agency, department or instrumentality or political subdivision of the United States or any foreign government;

                 (c) the Obligor of which is a U.S. resident and is not an Affiliate of the Borrower;

                 (d) which is not subject to any dispute, claim, defense or offset;

                 (e) which is an "account" or "general intangible" within the meaning of the UCC of the State in which is located the Borrower's place of business or, if the Borrower has more than one place of business, its chief executive office;

                 (f) in which the Borrower has good and marketable title free and clear of all liens, security interests and encumbrances, except liens, security interests and encumbrances in favor of the Lenders under the Security Agreement;

                 (g) that is the legal, valid and binding payment obligation of the Obligor thereon;

                 (h)      which does not contravene any Applicable Law;

                 (i) which is not subject to any restrictions on the transfer, pledge, assignability or sale thereof;

                 (j) with respect which the Obligor complies with the eligibility criteria of the Borrower's Credit and Collection Policies and for which a proceeding of the type specified in clauses

                          (e) and (f) of Section 10.1 has not occurred; and

                 (k) the related Finance Contract relates to an insurance policy.

                 "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended.

                 "ERISA Affiliate" shall mean (i) any corporation which is a member of the same controlled group of corporations (within the meaning of Section 414(b) of the Code) as the Borrower or the Parent; (ii) a trade or business (whether or not incorporated) which is under common control (within the meaning of Section 414(c) of the Code) with the Borrower or with the Parent; and (iii) a member of the same affiliated service group (within the meaning of Section 414(m) of the Code) as the Borrower or the Parent, as any corporation described in clause (i) above or as any trade or business described in clause (ii) above.

                 "Eurodollar Loan" shall mean a Loan bearing interest based on the Eurodollar Rate.

                 "Eurodollar Rate" shall mean, with respect to any Interest Period for any Eurodollar Loan, the rate per annum determined by the Agent to be equal to the quotient (rounded upwards, if necessary, to the next higher 1/16 of 1%) of (y) (i) the rate of interest for deposits in Dollars for a period equal to the number of days in such Interest Period which appears on the Telerate Page 3750 as of 11:00 a.m., London time, on the day that is two London Banking Days prior to the first day of such Interest Period, or (ii) if such rate does not appear on the Telerate Page 3750 at such time, the rate per annum at which deposits in Dollars are offered by the Agent in immediately available funds at its Eurodollar Lending Office specified in Schedule 1 to this Agreement in an amount comparable to the principal amount of such Eurodollar Loan for a period equal to such Interest Period at approximately 10:00 A.M., New York City time, on the date two Business Days before the first day of such Interest Period, divided by (z) a number equal to 1.00 minus the Eurodollar Reserve Percentage.

                 "Eurodollar Reserve Percentage" shall mean, for any day, the maximum percentage (expressed as a decimal) specified from time to time by the Board of Governors of the Federal Reserve System (or any successor) for determining the maximum reserve requirements (including, but not limited to, supplemental, marginal and emergency reserves) with respect to eurocurrency funding (currently referred to as "Eurocurrency Liabilities") of a member bank in such System. The Eurodollar Rate shall be adjusted automatically with respect to any Eurodollar Loan outstanding on the effective date of any change in the Eurodollar Reserve Percentage, as of such effective date.

                 "Event of Default" shall mean any of the Events of Default described in Section 10 of this Agreement.

                 "Existing Agreement" shall mean that certain Loan Agreement, dated as of August 8, 1995, among Dresdner, First Interstate Bank of Texas, N.A., the Borrower and Dresdner, as agent, as the same from time to time may be extended, amended, supplemented, waived or modified.

                 "Federal Bankruptcy Code" shall mean Title 11 of the United States Code, Sections 101, et seq., and the rules and regulations promulgated thereunder, as amended from time to time.

                 "Federal Funds Rate" shall mean, for any period, a fluctuating interest rate per annum equal for each day during such period to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by the Agent from three Federal funds brokers of recognized standing selected by it.

                 "Finance Contract" shall mean a Premium Finance Agreement among the seller, an Obligor, and a Producer, substantially in the form of Exhibit E hereto, as the same may be from time to time be amended, waived, supplemented or modified as permitted by this Agreement.

                 "GAAP" shall mean generally accepted accounting principles in the United States of America in effect from time to time.

                 "Governmental Authority" shall mean any nation or government, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

                 "Guarantee" shall mean the Guarantee dated as of the date hereof among the Parent, the Lenders, the Collateral Agent and the Agent as the same from time to time may be amended, supplemented, waived or modified.

                 "Highest Lawful Rate" shall mean, with respect to each Lender, the maximum nonusurious interest rate, if any, that at any time or from time to time may be contracted for, taken, reserved, charged or received on the Loans or on other Borrower's Obligations under laws applicable to such Lender which are presently in effect or, to the extent allowed by law, under such applicable laws which may hereafter be in effect and which allow a higher maximum nonusurious interest rate than applicable laws now allow.

                 "Indebtedness" shall mean with respect to any Person, at any time, (a) all indebtedness, obligations or other liabilities of such Person (i) for borrowed money or evidenced by debt securities, debentures, acceptances, notes or other similar instruments, (ii) under profit payment agreements (other than profit-sharing or bonus plans or agreements for employees) or in respect of obligations to redeem, repurchase or exchange any securities of such Person or to pay dividends in respect of any stock, (iii) with respect to letters of credit issued for such Person's account, (iv) to pay the deferred purchase price of property or services, (v) in respect of Capital Leases or (vi) which are Contingent Obligations, (b) all indebtedness, obligations or other liabilities of such Person or others secured by a Lien on any property of such Person, whether or not such indebtedness, obligations or liabilities is or are assumed by such Person, all as of such time, (c) all indebtedness, obligations or other liabilities of such Person in respect of currency hedging agreements, net of liabilities owed to such Person by the counterparties thereon, and (d) all preferred stock subject (upon the occurrence of any contingency or otherwise) to mandatory redemption.

                 "Insurers Level 1" shall mean as of the date of determination thereof a state of facts where the Weighted Average Rating of Pool Insurers is
2.5 or below.

                 "Insurers Level 2" shall mean as of the date of determination thereof a state of facts where the Weighted Average Rating of Pool Insurers is greater than 2.5 and less than or equal to 4.5.

                 "Insurers Level 3" shall mean as of the date of determination thereof a state of facts where the Weighted Average Rating of Pool Insurers is greater than 4.5 and less than or equal to 5.5.

                 "Insurers Level 4" shall mean as of the date of determination thereof a state of facts where the Weighted Average Rating of Pool Insurers is greater than 5.5.

                 "Interest Period" shall mean with respect to any Eurodollar Loan, each period commencing on the date such Eurodollar Loan is made or converted from a Base Rate Loan or the last day of the next preceding Interest Period with respect to such Eurodollar Loan and ending on the same day in the first, second, third or sixth (as selected by the Borrower) calendar month thereafter, except that each such Interest Period which commences on the last Business Day of a calendar month (or on any day for which there is no numerically corresponding day in the appropriate subsequent calendar month) shall end on the last Business Day of the appropriate subsequent calendar month.

                 Notwithstanding the foregoing, (i) no Interest Period may extend beyond the Credit Expiration Date; (ii) each Interest Period which would otherwise end on a day which is not a Business Day shall end on the next succeeding Business Day (or, if such next succeeding Business Day falls in the next succeeding calendar month, on the next preceding Business Day); (iii) each Interest Period which would otherwise commence before and end after the Credit Expiration Date shall end on the Credit Expiration Date; and (iv) notwithstanding clauses (i) and (iii) above, if any Interest Period would have a duration of less than one month, such Eurodollar Loans shall be Base Rate Loans during such period.

                 "Lenders" shall have the meaning assigned to such term in the introduction to this Agreement.

                 "Lien" shall mean any mortgage, deed of trust, pledge, security interest, encumbrance, lien or charge of any kind (including any agreement to give any of the foregoing, any conditional sale or other title retention agreement, any lease in the nature thereof, and the filing of or agreement to give any financing statement under the UCC of any jurisdiction in connection with any of the foregoing).

                 "Loan" shall mean a loan made from time to time by a Lender to the Borrower under Section 2.1 hereof.

                 "Loan Request" shall have the meaning assigned to such term in
Section 2.3 of this Agreement.

                 "Lock-Box" shall mean any lock-box(es) or account(s) to which Obligors remit payments in respect of Receivables.

                 "Lock-Box Agreement" shall mean the Lock-Box Agreement dated as of April 19, 1995, between the Borrower and the Lock-Box Bank, as supplemented by a letter agreement of even date herewith among the Collateral Agent, the Lock- Box Bank and the Borrower.

                 "Lock-Box Bank" shall mean NationsBank of Texas, N.A., together with its permitted successors and assigns.

                 "Lock-Box Notice" shall mean the notice substantially in the form of Annex A to the Lock-Box Agreement from the Collateral Agent to the Lock-Box Bank.

                 "London Banking Day" shall mean any day on which dealings in Dollar deposits are carried out in the London interbank markets.

                 "Majority Lenders" means, at any time of any determination thereof, such of the Lenders holding in excess of 66 2/3% of the aggregate principal amount of the outstanding Loans or, if Loans are not at the time outstanding, such of the Lenders the Commitments of which, taken in the aggregate, are in excess of 66 2/3% of the Total Commitment.

                 "Monthly Report" shall mean the report to be delivered by the Borrower pursuant to Section 8.6(e) of this Agreement, in substantially the form of Schedule IV hereto.

                 "Multiemployer Plan" shall mean a "multiemployer plan" as defined in Section 4001(a)(3) of ERISA which is, or was at any time during the five preceding years, contributed to by the Borrower, any Subsidiary of the Borrower or any ERISA Affiliate for the benefit of its employees.

                 "Note" shall mean each promissory note issued by the Borrower and payable to the order of each Lender evidencing the Loans made by such Lender, as provided herein, in substantially the form attached as Exhibit A to this Agreement.

                 "Notice of Conversion or Continuation" shall mean a written notice, in substantially the form of Exhibit D to this Agreement, delivered by the Borrower to the Agent pursuant to Section 3.1(c) of this Agreement.

                 "Obligor" any Person which is obligated to make payment in respect of a Receivable pursuant to the related Finance Contract.

                 "Outstanding Balance" shall mean in respect of each Eligible Receivable the amount of credit provided to the Obligor specified under the heading "Amount Financed" in the related Finance Contract, less all amounts received and applied to the reduction of such "Amount Financed" pursuant to the terms of such Finance Contract.

                 "Parent" shall mean Titan Holdings, Inc. and any successor thereto.

                 "PBGC" shall mean Pension Benefits Guaranty Corporation or any successor thereto.

                 "Person" shall mean an individual, a corporation, a partnership, a joint venture, a limited liability company, a trust or unincorporated organization, a joint stock company or other similar organization, a government or any political subdivision thereof, a court, or any other legal entity whether acting in an individual, fiduciary or other capacity.

                 "Plan" shall mean any "employee benefit pension plan" or other "plan" (including a Multiemployer Plan) established or maintained, as to which contributions have been made, by any Person for its respective employees and which is covered by Title IV of ERISA or to which Section 412 of the Code applies.

                 "Pool Insurers" shall mean the insurance carriers issuing policies financed by the Finance Contracts which are included in the Assigned Collateral.

                 "Post-Default Rate" shall mean the Base Rate as in effect from time to time plus three percent (3.0%).

                 "Proceeds" shall have, with reference to any property or asset, the meaning assigned to such term in the UCC.

                 "Producer" shall have the meaning assigned to such term in the Finance Contracts.

                 "Program Documents" shall mean this Agreement, the Notes, the Guarantee, the Security Agreement, the Lock-Box Agreement, the Finance Contracts and each other agreement, document or instrument delivered in connection herewith or therewith.

                 "Property" shall mean all types of real, personal tangible, intangible or mixed property, including fixtures.

                 "Receivable" shall mean all of the rights of the Borrower under any Finance Contract, including without limitation all rights to (i) the security interest in unearned premiums granted thereunder, (ii) payments in respect of the Outstanding Balance and all Late Charges, Service Charges, Interest Charges and Finance Charges (as specified therein), and (iii) all Proceeds thereof; provided, that the term "Receivable" shall not include any Receivables which are the subject of any Titan Indemnity Sales.

                 "Regulatory Change" shall mean any change after the date hereof in United States federal, state or foreign laws or the making of any interpretations, directives or requests applying to a class of banks, including any Lender, under any United States federal, state, or foreign laws or regulations (whether or not having the force of law) by any court or governmental or monetary authority charged with the interpretation or administration thereof.

                 "Reportable Event" shall mean any event described in Section 4043(b) of ERISA.

                 "Security Agreement" shall mean the Pledge and Security Agreement dated as of the date hereof among the

Borrower, the Lenders, the Agent and the Collateral Agent as the same from time to time may be amended, supplemented, waived or modified.

                 "Subsidiary" shall mean as to any Person, (i) a corporation of which shares of stock having ordinary voting power (other than stock having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation are at the time owned, or the management of which is otherwise controlled, directly or indirectly, through one or more intermediaries, or both, by such Person, (ii) a limited or general partnership of which such Person or any of its subsidiaries is a general partner, or (iii) a business trust or limited liability company in which such Person holds a majority interest comparable to that for a corporation as described above.

                 "Taxes" shall mean all taxes, levies, imposts, duties, or other charges of whatsoever nature imposed by any government or any political subdivision or taxing authority thereof, and any liability (including penalties and interest) arising therefrom or with respect thereto, except for any taxes (other than United States withholding taxes) on the overall net income of the applicable Lender or any similar tax in lieu of an overall net income tax on such Lender imposed by any jurisdiction with respect to which such Lender is subject to such tax without regard to the transactions contemplated by the Program Documents.

                 "Termination Event" shall mean (i) any Reportable Event with respect to a Plan, as to which the requirements of Section 4043(a) of ERISA have not been waived by the PBGC (provided that a failure to meet the minimum funding standard of Section 302 of ERISA shall be a reportable event regardless of the issuance of any waivers by the PBGC); (ii) the filing of a notice of intent to terminate any Plan under Section 4041 of ERISA or any other event or condition which might constitute grounds under Section 4042 of ERISA for the termination of, or for the appointment of a trustee to administer, any Plan;
(iii) the complete or partial withdrawal of the Borrower or the Parent from a Multiemployer Plan or the receipt by the Borrower or the Parent of notice from a Multiemployer Plan that it is in reorganization or insolvency pursuant to
Section 4241 or 4245 of ERISA or that it intends to terminate or has terminated under Section 4041A of ERISA; (iv) the institution of a proceeding by a fiduciary of any

Multiemployer Plan against the Borrower or the Parent to enforce Section 515 of ERISA; or (v) any event or circumstance under which the Borrower or the Parent may reasonably be expected to incur any liability under Title IV of ERISA with respect to any Plan other than liabilities to make contributions and pay premiums in the ordinary course.

                 "Titan Credit Agreement" shall mean the Loan Agreement dated as of the date hereof among the Parent, the Lenders, and the Agent, as the same may be amended, extended, supplemented or otherwise modified from time to time.

                 "Titan Indemnity" shall mean Titan Indemnity Company, a Texas corporation, and any successor thereto.

                 "Titan Indemnity Sales" shall mean sales of Eligible Receivables by the Borrower to Titan Indemnity in the ordinary course of business.

                 "Titan Level 1" shall mean as of the date of determination thereof the state of facts where the Consolidated Indebtedness of the Parent is equal to or less than $30,000,000 and Titan Indemnity's C&S, as certified in reasonable detail by the Chief Financial Officer of the Borrower, is greater than $80,000,000.

                 "Titan Level 2" shall mean as of the date of determination thereof the state of facts where the Consolidated Indebtedness of the Parent is equal to or less than $30,000,000 and Titan Indemnity's C&S, as certified in reasonable detail by the Chief Financial Officer of the Borrower, is greater than $55,000,000 but less than or equal to $80,000,000.

                 "Titan Level 3" shall mean as of the date of determination thereof the state of facts where either the Consolidated Indebtedness of the Parent is greater than $30,000,000 or Titan Indemnity's C&S, as certified in reasonable detail by the Chief Financial Officer of the Borrower, is less than or equal to $55,000,000.

                 "Total Commitment" shall mean the aggregate amount of the Commitments of the Lenders.

                 "UCC" shall mean the Uniform Commercial Code, as from time to time in effect in the applicable jurisdictions.

                 "Weighted Average Rating of Pool Insurers" shall mean a number computed with respect to all Pool Insurers as follows:

                                             X = A
                                                ---
                                                 B

where

                 X=   Weighted Average Rating of Pool Insurers

                 A= the aggregate for all Pool Insurers of the product of each Pool Insurer's Weighting Number times the Eligible Receivables included in the Assigned Collateral attributable to such Pool Insurer's policies

                 B= the aggregate of all Eligible Receivables included in the Assigned Collateral.

                 "Weighting Number" for any Pool Insurer shall mean the number set forth below opposite the A.M. Best Rating (or any successor thereto) for such Pool Insurer:

                     A.M. Best Rating                  Weighting Number
                     ----------------                  ----------------
                           A++                                1.0
                           A+                                 2.0
                           A                                  3.0
                           A-                                 4.0
                           B++                                5.0
                           B+                                 6.0
                           B                                  7.0
                           B-                                 8.0
                           Below B- or unrated                9.0

provided, that (x) the Texas Workers Compensation Fund shall at all times be deemed to have an A.M. Best Rating of at least B+, and (y) the A.M. Best Rating of any Texas County Mutual shall be deemed to be the weighted average of the A.M. Best Ratings of such Mutual's reinsurers based on ceded premiums pursuant to such Texas County Mutual's most current Convention Statement.

                 SECTION 1.2. Rules of Construction. For all purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires (a) each use in this Agreement of a singular version of a pronoun shall be deemed to include references to the plural, and vice versa, (b) Article and Section headings are for convenience of reference only and shall not affect the construction of this Agreement, (c) references to "this section" or words of similar import shall be deemed to refer to the entire section and not to a particular subsection, and references to "hereunder", "herein" or words of similar import shall be deemed to refer to this entire Agreement and not to the particular section or subsection and (d) references to a line item on a company's Convention Statement shall be deemed changed to the appropriate line items in the event of a change in the format of such Convention Statements from that set forth in Exhibit F.


                                   ARTICLE II

                                   THE LOANS

                 SECTION 2.1 Loans. (a) Subject to the terms and conditions set forth in this Agreement, each Lender hereby severally agrees that it will, from time to time prior to the Credit Expiration Date, make Loans to the Borrower. Anything contained herein to the contrary notwithstanding, no Lender shall be obligated in any manner to make any Loan in a principal amount which together with the Loans to be made by the other Lender on such day, would exceed the positive result of (i) the lesser of (A) the Borrowing Base and (B) the Total Commitment, less (ii) the aggregate principal amount of Loans outstanding on the proposed date of the making of such Loan, after giving effect to all proposed Loans on such day. Not later than 1:00 P.M., New York City time, on the date of the proposed borrowing, each Lender shall make funds in respect of the Loan to be made by such Lender available to the Agent at account No. 108248 15 maintained by the Agent at its offices at 75 Wall Street, New York, New York (the "Agent's Account") for the account of the Borrower.
The amounts so received by the Agent shall, subject to the terms and conditions of this Agreement, be made available to the Borrower by disbursing such funds in Dollars to the Borrower, not later than 2:00 p.m., New York City time on such day, in accordance with the disbursement instructions set forth in the Loan Request delivered to the Agent.

                 (b) Each Loan Request, to be effective, shall include a computation demonstrating compliance with the limits set forth in the second sentence of paragraph (a) hereof and shall be in compliance with Section 2.7 hereof.

                 SECTION 2.2 Notes. Each Loan made by a Lender shall be evidenced by, and recorded on, the Note payable to such Lender. The Borrower hereby authorizes each Lender to make the appropriate notations on the schedule annexed to the Note payable to such Lender for purposes of recording any Loan made thereon and any payments or prepayments made with respect thereto (provided that any failure by a Lender to make any such notation shall not affect the obligations of the Borrower hereunder or under any Note in respect of any Loan). The Borrower agrees that each notation made by a Lender on the schedule annexed to a Note shall be final and conclusive absent manifest error. The aggregate principal amount of the Loans made by a Lender outstanding at any time shall constitute the principal amount owing on the Note payable to such Lender at such time. The principal of each Note, together with all accrued and unpaid interest thereon, shall be payable on the Credit Expiration Date, subject to Section 3.1 hereof and to acceleration as provided in this Agreement.

                 SECTION 2.3 Loan Requests. The Borrower shall deliver to the Agent a written request, in substantially the form of Exhibit C to this Agreement (a "Loan Request") (i) for a Eurodollar Loan, not later than 11:00 A.M., New York City time, at least three Business Days prior to the date of the proposed borrowing and (ii) for a Base Rate Loan, not later than 10:00 A.M., New York City time, on the day of the proposed borrowing and the Agent shall promptly forward a copy of such Loan Request to each Lender. The Loan Request shall specify (i) the date of the proposed borrowing (which shall be a Business
Day), (ii) the principal amount of the Loan to be made by each Lender on that date, (iii) whether such Loan is a Base Rate Loan or a Eurodollar Loan, (iv) if a Eurodollar Loan, the Interest Period requested by the Borrower thereof or (which shall be one, two, three or six months), and (v) the disbursement instructions for the proceeds of such Loan. Each Loan Request submitted by the Borrower shall be an affirmation by the Borrower that (x) the representations and warranties of the Borrower set forth in Article VII of this Agreement are on the date of such Loan Request, and will be on the date of the proposed borrowing, true and correct as if made on and as of such dates (except to the extent any such representation or warranty relates solely to an earlier date), and (y) no Default or Event of Default shall have occurred and be continuing on such dates. Any Loan Request given pursuant hereto shall be irrevocable.

                 SECTION 2.4  Reductions of the Commitments.  (a) Subject to
Section 2.7, the Borrower may from time to time reduce the Commitment of the Lenders by $1,000,000 or a multiple thereof upon two Business Days' written notice to the Agent (which shall promptly notify each Lender). Any such reduction shall be permanent and irrevocable and pro rata among the Lenders provided that the amount of the Total Commitment after giving effect to the reductions of the Commitments shall at no time be less than the aggregate principal amount of all outstanding Loans.

                 (b) Upon the occurrence of the Credit Expiration Date pursuant to Section 4.1 hereof, the Commitment shall be reduced to zero.

                 (c) After the effective date of any reduction pursuant to
Section 2.4(a) hereof, the term "Commitment" shall mean the Commitment of each Lender in effect immediately prior to such reduction less the amount of such reduction of the Commitment.

                 SECTION 2.5 Mandatory Payments. If at any time the principal amount of outstanding Loans shall exceed the lesser of (i) the Total Commitment and (ii) the Borrowing Base, then the Borrower shall immediately prepay the Loans in an amount equal to such excess.

                 SECTION 2.6 Several Obligations. The failure of any Lender to make any Loan to be made by it on the date specified therefor shall not relieve any other Lender of its obligation to make its Loan on such date, and neither the Agent nor any Lender shall be responsible for the failure of any other Lender to make a Loan to be made by such other Lender.

                 SECTION 2.7 Pro Rata Treatment. Each borrowing from the Lenders hereunder shall be made from the Lenders, each payment of the Commitment Fee or other expenses under Section 11 hereof shall be made for account of the Lenders, and each termination or reduction of the amount of the Commitments shall be applied to the Commitments of the Lenders, pro rata according to the amounts of their respective Commitments; the making, conversion and continuation of Loans of a particular type (other than Conversions provided for by Sections 5.1, 5.2 and 5.3 hereof) shall be made pro rata among the Lenders according to the amounts of their respective Commitments and the then current Interest Period for each Loan of such type shall be coterminous; each payment or prepayment of principal of Loans by the Borrower shall be made for account of the Lenders pro rata in accordance with the respective unpaid principal amounts of the Loans held by the Lenders; and each payment of interest on Loans by the Borrower shall be made for account of Lenders pro rata in accordance with the amounts of interest due and payable to the respective Lenders.


                                  ARTICLE III

                           TERMS APPLICABLE TO LOANS

                 SECTION 3.1 Payments and Prepayments. (a) Except to the extent otherwise provided herein or in the Security Agreement, all payments of principal, interest and other amounts to be made by the Borrower to the Lenders or the Agent hereunder and under each Note shall be made in accordance with
Section 2.7 hereof and in Dollars, in immediately available funds, to the Agent's Account. Such payments shall be made no later than 2:00 P.M., New York City time, on the date on which such payment shall become due (each such payment made after such time on such due date to be deemed to have been made on the next succeeding Business Day). The Borrower shall, at the time of making each payment hereunder or under the Notes, specify to the Agent the Loans or other amounts payable by the Borrower hereunder to which such payment is to be applied (and in the event that it fails to so specify, or if a Default or an Event of Default has occurred and is continuing, the Agent subject to the terms of the Security Agreement) may apply such payment to such type of Loan(s) or other amounts payable hereunder as it may elect in its sole discretion, but subject to Sections 2.7 and 3.1(f) hereof). If the due date of any payment hereunder or under any Note would otherwise fall on a day which is not a Business Day, such due date shall be extended to the next succeeding Business Day and interest shall be payable for any principal so extended for the period of such extension; provided, that, with respect to Eurodollar Loans, if such next succeeding Business Day falls in the next succeeding calendar month, such due date shall be the next preceding Business Day.

                 (b) Borrower's Obligations Absolute. The Borrower's obligations to pay each Lender hereunder and under the Notes shall be absolute, unconditional and irrevocable, and shall be paid strictly in accordance with the terms hereof and thereof, under any and all circumstances and irrespective of any setoff, counterclaim or defense to payment which the Borrower may have or have had against the Agent or any Lender.

                 (c) Optional Conversions. Subject to Section 2.7, the Borrower may, at its option, (i) on the last day of any Interest Period, convert a Eurodollar Loan into a Base Rate Loan, (ii) on the last day of any Interest Period, continue a Eurodollar Loan as a Eurodollar Loan, and (iii) on any Business Day, convert a Base Rate Loan into a Eurodollar Loan; provided, that, except as otherwise provided in this Agreement to the contrary, the Borrower shall deliver to the Agent (which will promptly send a copy to each Lender) a Notice of Conversion or Continuation by 10:00 A.M., New York City time, (A) in the case of clauses (ii) and (iii) above, not less than three Business Days prior to the date of each such conversion or continuation, and
(B) in the case of clause (i) above, on or prior to the date of such conversion. Each Notice of Conversion or Continuation shall specify (x) the amount of each Loan to be continued or converted, (y) the date of such continuation or conversion, and (z) the type of Loan to be continued or converted (and in the case of a conversion, the type of Loan to result from such conversion and if such Loan is to be converted into a Eurodollar Loan, the Interest Period).

                 (d) Optional Prepayments. The Borrower may, at its option, without penalty or premium, (i) on the last day of any Interest Period, prepay all or any portion of the principal of the Eurodollar Loans, and (ii) on any Business Day, prepay all or any portion of the principal of the Base Rate Loans; provided, in each case, that except for prepayments made pursuant to
Section 2.5 hereof, any such prepayment, if a partial prepayment, shall be an integral multiple of $100,000 with a minimum amount of $500,000. The Borrower shall deliver to the Agent (which will promptly send a copy to the Lender) notice of such prepayment by 10:00 A.M., New York City time on such prepayment date, specifying the amount of each Loan to be prepaid on such date.

                 (e) Payment of Interest. (i) The Borrower hereby promises to pay to the Lenders interest on the unpaid principal amount of each Loan for the period commencing on the date of such Loan until but not including the stated maturity thereof (whether by acceleration or otherwise) or the date of prepayment thereof (a) during the periods such Loan is a Base Rate Loan, at the Base Rate and (b) during the periods such Loan is a Eurodollar Loan, at the Eurodollar Rate, plus the Applicable Margin Rate per annum; provided, however, that after the occurrence and during the continuance of an Event of Default, all outstanding Loans shall bear interest at the Post-Default Rate.

                 (ii) Notwithstanding the foregoing, the Borrower hereby promises to pay interest on any Loan or any installment thereof and (to the extent that the payment of such interest shall be legally enforceable) on any overdue installment of interest, and on any other amount payable by the Borrower hereunder which shall not be paid in full when due (whether at stated maturity, by acceleration or otherwise), for the period commencing on the due date thereof until but not including the date the same is paid in full at the Post-Default Rate.

                 (iii) Except as provided in the next sentence, accrued interest on each Loan shall be payable (x) in respect of each Base Rate Loan, quarterly, on the last Business Day of each calendar quarter, (y) in respect of each Eurodollar Loan on the last day of each Interest Period (and, if such Interest Period shall exceed three months, at three-month intervals following the first day of such Interest Period) and (z) in the case of all Loans together with each repayment of principal thereof. Interest payable at the Post-Default Rate shall be payable from time to time on demand of the Agent.

                 (f) Application of Payments. If the amount of any payment or prepayment received by a Lender in respect of a Loan is less than the principal of and interest accrued on such Loan and required to be paid on the date of payment or prepayment, the amount paid or prepaid on such Loan shall be applied by such Lender first to accrued interest and then to principal.

                 (g) Net Payments. (i) All payments made by the Borrower under this Agreement or any other Program Document shall be made free and clear of, and without reduction or withholding for or on account of, any present or future Taxes now or hereafter imposed, levied, collected, withheld or assessed by any Governmental Authority, and all liabilities related thereto. If any Taxes are required to be withheld or deducted from any amounts payable to the Agent or any Lender under this Agreement or any other Program Document, the Borrower shall pay the relevant amount of such Taxes and the amounts so payable to the Agent or any such Lender shall be increased to the extent necessary to yield to the Agent or such Lender, as the case may be (after payment of all Taxes), interest or any such other amounts payable hereunder at the rates or in the amounts specified in this Agreement and the other Program Documents. Whenever any Taxes are paid by the Borrower with respect to payments made in connection with this Agreement or any other Program Document, as promptly as possible thereafter, the Borrower shall send to each Lender a certified copy of an original official receipt received by the Borrower showing payment thereof.

                 (ii) The Borrower hereby agrees to indemnify the Agent and each Lender for the full amount of all Taxes attributable to payments by or on behalf of the Borrower hereunder or under any other Program Document, any Taxes paid by the Agent or any Lender, as the case may be, and any present or future claims, liabilities or losses with respect to or resulting from any omission to pay or delay in paying such Taxes (including, without limitation, any incremental Taxes, interest or penalties that may become payable by the Agent or any Lender, as the case may be, as a result of any failure to pay such Taxes), whether or not such Taxes were correctly or legally asserted. Such indemnification shall be made within three (3) days from the date the Agent or the affected Lender makes written demand therefor.

                 (iii) Upon the request of the Borrower or the Agent, each Lender that is organized under the laws of a jurisdiction other than the United States shall, prior to the due date of any payments under its Notes, execute and deliver to the Borrower and the Agent, one or more (as the Borrower or the Agent may reasonably request) United States Internal Revenue Service Form 4224 or Form 1001 or such other forms or documents (or successor forms or documents), approximately completed, as may be applicable to establish the extent, if any, to which a payment to such Lender is exempt from withholding or deduction of Taxes.

                 SECTION 3.2 Payments by the Agent. Each payment received by the Agent under this Agreement for the account of a Lender shall be paid promptly to such Lender, in immediately available funds, to such account as such Lender shall from time to time designate in writing to the Agent at least two (2) Business Days prior to any such payment.

                 SECTION 3.3 Maximum Interest. (a) Anything in this Agreement or the Note to the contrary notwithstanding, the interest rate on any Loan shall in no event be in excess of the maximum permitted by Applicable Law.

                 (b) It is the intention of the parties hereto that each Lender shall conform strictly to usury laws applicable to it. Accordingly, if the transactions contemplated hereby would be usurious as to any Lender under laws applicable to it (including the laws of the United States of America and the State of Texas or any other jurisdiction whose laws may be mandatorily applicable to such Lender notwithstanding the other provision of this Agreement), then, in the event, notwithstanding anything to the contrary in this Agreement or in any other Program Document, it is agreed as follows: (i) the aggregate of all consideration which constitutes interest under law applicable to any Lender that is contracted for, taken, reserved, charged or received by such Lender in respect of the Loans, this Agreement or under any of other Program Documents shall under no circumstances exceed the maximum amount allowed by such applicable law, and any excess shall be canceled automatically and if therefore paid shall be credited by such Lender on the principal amount of such indebtedness (or, to the extent that the principal amount of such the indebtedness shall have been or would thereby be paid in full, refunded by such Lender to the Borrower); and (ii) in the event that the maturity of the Loans is accelerated by reasons of an Event of Default under this Agreement or otherwise, or in the event of any required or permitted prepayment, then such consideration that constitutes interest under law applicable to any Lender may never include more than the maximum amount allowed by such applicable law, and excess interest, if any, provided for in this agreement or otherwise shall be canceled automatically by such Lender as of the date of such acceleration or prepayment and, if theretofore paid, shall be credited by such Lender on the principal amount of such indebtedness (or, to the extent that the principal amount of such indebtedness shall have been or would thereby be paid in full, refunded by such Lender to the Borrower). All sums paid or agreed to be paid to any Lender for the use, forbearance or detention of sums due hereunder shall, to the extent permitted by law applicable to such Lender, be amortized, prorated, allocated and spread throughout the full term of the Loans until payment in full so that the rate or amount of interest on account of the Loans hereunder does not exceed the maximum amount allowed by such applicable law. If at any time and from time to time (i) the amount of interest payable to any Lender on any date shall be computed at the Highest Lawful Rate applicable to such Lender pursuant to this Section 3.3 and (ii) in respect of any subsequent interest computation period the amount of interest otherwise payable to such Lender would be less than the amount of interest payable to such Lender computed at the Highest Lawful Rate applicable to such Lender, then the amount of interest payable to such Lender in respect of such subsequent interest computation period shall continue to be computed at the Highest Lawful Rate applicable to such Lender until the total amount of interest payable to such Lender shall equal the total amount of interest which would have been applicable to such Lender if the total amount of interest had been computed without giving effect to this Section.

                 SECTION 3.4 Computations. Interest on all Loans and the Commitment Fee shall be computed on the basis of the actual number of days elapsed in the period during which interest accrues and a year of 365/366 days, in the case of Base Rate Loans and the Commitment Fee, and a year of 360 days, in the case of Eurodollar Loans. In computing interest on any Loan, the date of the making of the Loan or the first day of an Interest Period, as the case may be, shall be included and the date of payment or the expiration date of an Interest Period, as the case may be, shall be excluded; provided, that if a Loan is repaid on the same day on which it is made, one day's interest shall be paid on such Loan. All computations made by the Agent or any Lender under this Agreement shall be conclusive absent manifest error.

                 SECTION 3.5 Minimum Amounts. Except for conversions made pursuant to Section 5.4 hereof, each borrowing or conversion of Loans shall be an integral multiple of $100,000 with a minimum amount of $500,000 (for Eurodollar Loans) or $250,000 (for Base Rate Loans) (borrowings or conversions of or into Loans of different types or with different Interest Periods, at the same time hereunder are to be deemed separate borrowings and conversions for purposes of the foregoing, one for each type). The maximum number of Interest Periods for Eurodollar Loans outstanding at any one time hereunder shall be five.

                 SECTION 3.6 Sharing of Setoffs. Each Lender agrees that if it shall, through the exercise of a right of banker's lien, setoff or counterclaim or pursuant to a secured claim under Section 506 of the Federal Bankruptcy Code or other security or interest arising from, or in lieu of, such secured claim, exercised or received by such Lender under any applicable bankruptcy, insolvency or other similar law or otherwise, or by any other means, obtain payment (voluntary or involuntary) in respect of any Loan or Loans as a result of which the unpaid principal portion of its Loans (and accrued and unpaid interest thereon) shall be proportionately less than the unpaid principal portion of the Loans (and accrue and unpaid interest thereon) of any other Lender, it shall be deemed simultaneously to have purchased from such other Lender at face value, and shall promptly pay to such other Lender the purchase price for, a participation in the Loans of such other Lender so that the aggregate unpaid principal amount of the Loans (and accrued and unpaid interest thereon) and participations in the Loans held by each Lender shall be in the same proportion to the aggregate unpaid principal amount of all Loans then outstanding as the principal amount of its Loans (and accrued and unpaid interest thereon) prior to such exercise of banker's lien, setoff or counterclaim or other event was to the principal amount of all Loans outstanding (and accrued and unpaid interest thereon) prior to such exercise of banker's lien, setoff or counterclaim or other event; provided, however, that, if any such purchase or purchased or adjustments shall be made pursuant to this
Section 3.6 and the payment giving rise thereto shall thereafter be recovered, such purchase or purchases or adjustments shall be rescinded to the extent of such recovery and the purchase price or prices or adjustment restored without interest. Any Lender holding a participation in a Loan deemed to have been so purchased may exercise any and all rights of banker's lien, setoff or counterclaim with respect to any nd all moneys owing to such Lender by reason thereof as fully as if such Lender had made a Loan in the amount of such participation. The Borrower expressly consents to the foregoing arrangement.

                 SECTION 3.7 Non-Receipt of Funds by the Agent. Unless the Agent shall have been notified by a Lender or the Borrower (the "Payor") prior to the date on which the Payor is scheduled to make payment to the Agent or (in the case of a Lender) the proceeds of a Loan to be made by it hereunder or (in the case of the Borrower) a payment to the Agent for account of one or more of the Lenders hereunder (such payment being herein called the "Required Payment"), which notice shall be effective upon receipt, that the Payor does not intend to make the Required Payment to the Agent, the Agent may assume that the Required Payment has been made and may, in reliance upon such assumption (but shall not be required to), make the amount thereof available to the intended recipient(s) on such date and, if the Payor has not in fact made the Required Payment to the Agent, the recipient(s) of such payment shall, on demand, repay to the Agent the amount so made available together with interest thereon in respect of each day during the period commencing on the date such amount was so made available by the Agent until the date the Agent recovers such amount at a rate per annum equal to the Federal Funds Rate for such day and, if such recipient(s) shall fail promptly to make such payment, the Agent shall be entitled to recover such amount, on demand, from the Payor, together with interest as aforesaid.


                                   ARTICLE IV

                                  TERMINATION

                 SECTION 4.1 Termination by the Borrower. The Borrower may terminate this Agreement and the Commitment of each Lender upon not less than sixty (60) days prior written notice to each Lender and upon payment of all amounts owing to the Agent and each Lender hereunder, under each Note and under the other Program Documents.


                                   ARTICLE V

                        YIELD PROTECTION AND ILLEGALITY

                 SECTION 5.1 Additional Costs. (a) The Borrower shall pay directly to each Lender from time to time immediately upon demand such amounts as the Lender may determine to be necessary to compensate it (or any Booking Office) for any costs incurred by such Lender (or any Booking Office) or any reduction of the rate of return on assets or equity of such Lender (or any Booking Office) to a level below that which such Lender (or any Booking Office) could have achieved, which it determines are attributable to its making or maintaining of any Loans hereunder or its obligation to make or maintain any Loans hereunder, or any reduction in any amount receivable by such Lender (or any Booking Office) hereunder in respect of any Loans or such obligation (such increases in costs and reductions in amounts receivable or rate of return being herein called "Additional Costs"), resulting from any Regulatory Change which (i) changes the basis of taxation of any amounts payable to such Lender under this Agreement or any Note payable to it (other than taxes imposed on the overall net income of such Lender unless such tax is imposed solely as a result of the transactions contemplated by the Program Documents); (ii) imposes or modifies any reserve, special deposit, capital adequacy, capital maintenance or similar requirements, or results in any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or the compliance by such Lender (or any Booking Office) or such Lender's holding company with any request or directive regarding capital adequacy or capital maintenance (whether or not having the force of law) or with any such authority, central bank or comparable agency, other than such reserves as are included in the determination of the Eurodollar Rate; or (iii) imposes any other condition affecting such Lender's return under this Agreement (or any of such extensions of credit or liabilities). Each Lender will notify the Borrower of any event which will entitle such Lender to compensation pursuant to this Section 5.1(a) as promptly as practicable after it obtains knowledge thereof and determines to request such compensation; provided, that the failure of any Lender to so notify the Borrower shall not affect the obligations of the Borrower hereunder in respect of such Additional Costs. Each Lender will furnish the Borrower with a notice setting forth the basis and amount of each request by such Lender for compensation under this
Section 5.1(a).

                 (b) Without limiting the effect of the foregoing provisions of this Section 5.1, in the event that, by reason of any Regulatory Change, any Lender becomes subject to restrictions on the amount of a category of deposits or other liabilities of such Lender which includes deposits by reference to which the interest rate on Eurodollar Loans is determined as provided in this Agreement or a category of extensions of credit or other assets of such Lender which includes Eurodollar Loans, then, if such Lender so elects by notice to the Borrower, the obligation of the Lender to make, and to convert Base Rate Loans into, Eurodollar Loans hereunder shall be suspended until the date such Regulatory Change ceases to be in effect (and all Eurodollar Loans held by such Lender then outstanding shall be converted into Base Rate Loans in accordance with Section 5.4 hereof).

                 (c)      Determinations by a Lender for purposes of this
Section 5.1 of the effect of any Regulatory Change on its costs of making or maintaining the Loans, the Commitment or on amounts receivable by it hereunder or under any Note, and of the additional amounts required to compensate such Lender in respect of any Additional Costs, shall be conclusive absent manifest error.

                 SECTION 5.2 Limitation on Types of Loans. Anything herein to the contrary notwithstanding, if, on or prior to the determination of any interest rate for any Eurodollar Loan for any Interest Period therefor:

                          (a) a Lender determines in good faith (which determination shall be conclusive) that the rate of interest which appears on the Telerate Page or the quotations of interest rates for the relevant deposit referred to in the definition of the Eurodollar Rate in Section 1.1 hereof are not being provided in the relevant amounts or for the relevant maturities for purposes of determining the rate of interest for such Eurodollar Loan as provided in this Agreement; or

                          (b) a Lender determines in good faith (which determination shall be conclusive) that the relevant rates of interest referred to in the definition of the Eurodollar Rate in Section 1.1 hereof upon the basis of which the rate of interest for such Eurodollar Loan for such Interest Period is to be determined do not accurately reflect the cost to such Lender of making or maintaining such Eurodollar Loan for such Interest Period;

then such Lender shall give the Borrower prompt notice thereof, and so long as such condition remains in effect, (i) the Lenders shall be under no obligation to make Eurodollar Loans or to convert Base Rate Loans into Eurodollar Loans,
(ii) each request for a Eurodollar Loan from the Lenders shall instead be deemed to be a request for a Base Rate Loan, and (iii) the Borrower shall, on the last day(s) of the then current Interest Period(s) for the outstanding Eurodollar Loans, either prepay such Eurodollar Loans or convert such Eurodollar Loans into Base Rate Loans in accordance with Section 5.4 hereof.

                 SECTION 5.3 Illegality. Notwithstanding any other provision in this Agreement, in the event that it becomes unlawful for a Lender or its Booking Office to (a) honor its obligation to make Eurodollar Loans hereunder, or (b) maintain Eurodollar Loans hereunder, then such Lender shall promptly notify the Borrower thereof, and such Lender's obligation to make Eurodollar Loans and to convert Base Rate Loans into Eurodollar Loans hereunder shall be suspended until such time as such Lender may again make and maintain Eurodollar Loans, and such Lender's outstanding Eurodollar Loans shall be converted into Base Rate Loans in accordance with Section 5.4 hereof.

                 SECTION 5.4 Certain Conversions. If a Eurodollar Loan (such Eurodollar Loan being herein called "Affected Loan") is to be converted pursuant to Sections 5.1, 5.2 or 5.3 hereof, such Affected Loan shall be automatically converted into a Base Rate Loan on the last day(s) of the then current Interest Period for the Affected Loan (or, in the case of a conversion required by Section 5.3 hereof, on such earlier date as such Lender may specify to the Borrower) and, unless and until the Lender gives notice that the circumstances specified in Sections 5.1, 5.2 or 5.3 hereof which gave rise to such conversion no longer exist, to the extent that the Affected Loan has been so converted, all payments and prepayments of principal which would otherwise be applied to the Affected Loans shall be applied instead to its Base Rate Loans.

                 SECTION 5.5 Compensation. The Borrower shall pay to each Lender, upon the request of such Lender, such amount or amounts as shall be sufficient (in the opinion of such Lender) to compensate it for any loss, cost or expense incurred by it as a result of:

                          (a) any payment, prepayment or conversion of a Eurodollar Loan made by such Lender on a date other than the last day of an Interest Period for such Eurodollar Loan; or

                          (b) any failure by the Borrower to borrow, convert or prepay a Eurodollar Loan held by such Lender on the date for such borrowing, conversion or prepayment specified in the relevant Loan Request, Notice of Conversion or Continuation or notice of prepayment delivered under Section 3.1(d) hereof, respectively;

such compensation to include, without limitation, an amount equal to the excess, if any, of (i) the amount of interest which would have accrued on the principal amount so paid, prepaid or converted or not borrowed for the period from the date of such payment, prepayment or conversion or failure to borrow to the last day of the then current Interest Period for such Eurodollar Loan (or, in the case of a failure to borrow, the Interest Period for such Eurodollar Loan which would have commenced on the date of such failure to borrow) at the applicable rate of interest for such Eurodollar Loan provided for herein over
(ii) the interest component (as reasonably determined by such Lender) of the amount (as reasonably determined by such Lender) such Lender would have bid in the Eurocurrency market for Dollar deposits of amounts comparable to such principal amount and maturities comparable to such period.


                                   ARTICLE VI

                              CONDITIONS PRECEDENT

                 Each borrowing of a Loan pursuant to this Agreement may be made only if the following conditions precedent are met and each request for a Loan shall constitute a representation and warranty that such conditions precedent have been met:

                 SECTION 6.1 No Default. On the date of each borrowing, no Default or Event of Default shall have occurred or be continuing on such date.

                 SECTION 6.2 Opinions of Counsel. On or prior to the date of the initial borrowing, each Lender shall have received:

                 (a) the favorable written opinion of counsel to the Borrower and the Parent, addressed to and satisfactory in form, scope and substance to the Lenders; and

                 (b) such other opinions as may be reasonably requested by the Lenders or counsel for the Lenders.

                 SECTION 6.3 Other Supporting Documents. On or prior to the date of the initial borrowing, the Borrower shall deliver, or cause to be delivered, to each Lender:

                 (a) this Agreement, executed by each of the parties hereto, together with all schedules hereto;

                 (b)      an executed Security Agreement;

                 (c)      an executed Note payable to such Lender;

                 (d) good standing certificates as of dates no more than twenty days prior to the date of such initial borrowing, with respect to each of the Borrower and the Parent, from the Secretary of State of the State of Texas;

                 (e) a certificate of the Secretary or an Assistant Secretary and President or Chief Financial Officer of the Borrower substantially in the form attached hereto as Exhibit B, appropriately completed;

                 (f) a certificate of the Secretary or an Assistant Secretary and President or Chief Financial Officer of the Parent substantially in the form attached hereto as Exhibit B, appropriately completed;

                 (g) evidence of such filings of financing statements and assignments or notices of assignments in such jurisdictions as the Lenders may deem necessary or appropriate in order to perfect the Lender's first priority security interest in the Assigned Collateral;

                 (h) a copy of the consolidated annual unaudited financial statements of the Borrower and its Subsidiaries for the fiscal year ended December 31, 1995, including therein the consolidated balance sheet of the Borrower and such Subsidiaries as at the end of such year and the related consolidated statements of income and cash flows of the Borrower and such Subsidiaries for such year, certified by the Borrower's chief financial officer as fairly presenting the financial position and the results of operations of the Borrower and such Subsidiaries as at and for such year and as having been prepared in accordance with GAAP;

                 (i) a copy of the consolidated annual audited financial statements for the Parent and its Subsidiaries for the fiscal year ended December 31, 1995, including therein the consolidated balance sheet of each of the Parent and such Subsidiaries as at the end of such year and the related consolidated statements of income and cash flows of the Parent and such Subsidiaries for such year, certified by the Parent's independent accountants as fairly presenting the financial position and the results of operations of the Parent and such Subsidiaries as at and for such year and as having been prepared in accordance with GAAP;

                 (j) the Lock-Box Agreement executed by each of the parties thereto;

                 (k) on the date of the initial borrowing, a Monthly Report covering the calendar month immediately preceding the month of such initial borrowing;

                 (l)      the Guarantee, duly executed by the Parent; and

                 (m) such other documents as the Agent or any Lender, or counsel for any Lender, may reasonably request.

                 SECTION 6.4 Control of the Borrower. The Parent shall own 100% of the then outstanding Capital Stock of the Borrower.

                 SECTION 6.5 Loan Request. The Borrower shall have delivered to each Lender a Loan Request complying with the provisions of Section 2.3 and
Section 2.7.

                 SECTION 6.6 Fees Paid. There shall have been paid to each Lender the fees due and payable to each Lender under Section 11 hereof on the date or through the date of such borrowing.

                 SECTION 6.7 Existing Agreement. Concurrently with the initial borrowing, arrangements satisfactory to each Lender shall have been made to repay in full all Indebtedness evidenced by the Existing Agreement and to release (or assign to the Agent) all Liens granted by the Borrower to secure such Indebtedness.

                 SECTION 6.8 Representations and Warranties. The representations and warranties of each of the Borrower and the Parent set forth in the Program Documents shall be true and correct in all respects except to the extent any such representation or warranty relates solely to an earlier date.

                                  ARTICLE VII

                         REPRESENTATIONS AND WARRANTIES

                 The Borrower represents and warrants to each Lender on the date hereof and on each borrowing of a Loan that:

                 SECTION 7.1  Organization, Powers, etc.   The Borrower is a
corporation duly incorporated, validly existing and in good standing under the laws of its jurisdiction of organization and is duly qualified to do business as a foreign corporation in each other jurisdiction in which the conduct of its business requires such qualification. The Borrower has all requisite corporate power and authority to conduct its business as contemplated to be conducted, to own its properties and to execute, deliver, and perform all of its obligations under this Agreement and the other Program Documents to which it is a party.

                 SECTION 7.2 Corporate Authority, etc. The execution, delivery and performance by the Borrower of this Agreement and the other Program Documents to which it is a party have been duly authorized by all necessary action (corporate or otherwise), on its part and do not and will not
(i) violate any provision of any Applicable Law or of its certificate of incorporation or by-laws, (ii) result in a breach of or constitute a default under any indenture or loan or credit agreement or any other agreement, lease or instrument to which it is a party or by which it or any of its properties are bound, or (iii) result in, or require, the creation or imposition of any mortgage, deed of trust, assignment, pledge, Lien, security interest or other charge or encumbrance of any nature upon or with respect to any of its properties except as otherwise provided by this Agreement and the Security Agreement; nor is it in violation of any Applicable Law or in default under any such indenture, agreement, lease or instrument.

                 SECTION 7.3 Government Approvals. No authorization, consent, approval, license, exemption of or filing or registration with any Governmental Authority or other Person, is or will be necessary to the valid execution, delivery or performance by the Borrower of this Agreement and the other Program Documents to which it is a party.

                 SECTION 7.4 Government Regulation. The Borrower is not subject to regulation under the Investment Company Act of 1940, as amended, or any other federal or state statute or regulation which limits the ability of the Borrower to incur indebtedness or the ability of the Borrower to consummate the transactions contemplated by this Agreement and the other Program Documents.

                 SECTION 7.5 Valid and Binding Obligations. This Agreement and the other Program Documents to which the Borrower is a party are the legal, valid and binding obligations of the Borrower enforceable against the Borrower in accordance with their terms.

                 SECTION 7.6 Litigation. There are no actions, suits or proceedings pending or, to the knowledge of the Borrower, threatened against or affecting the Borrower or any Subsidiary of the Borrower, the business or any property of any of them, or involving the legality, validity or enforceability of any Program Document at law or in equity before any Governmental Authority, which, if adversely determined, could have a material adverse effect on the business, operations, property or financial or other condition of the Borrower.

                 SECTION 7.7 Use of Proceeds. No part of the proceeds of any Loan will be used to purchase or carry any "margin stock" (as defined in Federal Reserve Regulation U) or to extend credit to others for such purpose. The Borrower does not engage in, nor have as one of its important activities, the business of extending credit for the purpose of purchasing or carrying any margin stock.

                 SECTION 7.8 Accuracy of Information. All information, financial or otherwise, written or verbal, furnished or to be furnished at any time by or on behalf of the Borrower to any Lender is and will be true, complete and accurate in all material respects as of its date, and does not or will not contain any untrue statement of a material fact or omit to state a material fact as of such date.

                 SECTION 7.9 Accuracy of Representations and Warranties. The representations and warranties of the Borrower contained in each Program Document to which it is a party are and will be true and correct as of the date given.

                 SECTION 7.10 Financial Position. (a) The consolidated balance sheets of the Parent and its consolidated Subsidiaries as at December 31, 1995 and the related statements of income and shareholders' equity of the Parent and its consolidated Subsidiaries for the fiscal year then ended, audited by its independent accountants, copies of which have been furnished to the Lenders, present the consolidated financial position of the Parent and its consolidated Subsidiaries as at such date and the consolidated results of the operations of the Parent and its consolidated Subsidiaries for the period ended on such date, all in accordance with GAAP; and

                          (b) The unaudited balance sheet of the Borrower at
December 31, 1995 and the related statement of income of the Borrower for the fiscal year then ended, copies of which have been furnished to the Lenders, present the financial position of the Borrower as at such date and the results of the operations of the Borrower for the period ended on such date, all in accordance with GAAP.

                 SECTION 7.11 Pledge of Collateral. The Collateral Agent on behalf of each Lender, pursuant to the Security Agreement and the actions taken thereunder, holds a valid, perfected and first priority security interest in the Assigned Collateral free and clear of all Liens.

                 SECTION 7.12 Title to Assigned Collateral. The Borrower has legal title to all of the Assigned Collateral owned by it on the date hereof, and will have legal title to all assets included in the Assigned Collateral at any time subsequent to the date hereof, free and clear of all Liens, except as contemplated by the Security Agreement.

                 SECTION 7.13 Tax Returns. Except for taxes being contested in good faith by appropriate proceedings diligently pursued and for which adequate reserves have been established, the Borrower (i) has filed all federal tax returns and state tax returns for the state in which it is incorporated and the state in which it has its principal place of business, and all other state and local tax returns required to be filed by it, and (ii) has not failed to pay any taxes, or interest and penalties relating thereto, on or before the due dates thereof. There are no federal, state or local tax liabilities of the Borrower due or to become due for any tax year ended on or prior to the date of execution of this Agreement relating to the Borrower, whether incurred in respect of or measured by the income of the Borrower, which are required to be reflected in accordance with GAAP in the financial statements delivered pursuant to Section 7.10 and have not been so reflected, and there are no claims pending, proposed or, to the best of the Borrower's knowledge, threatened against the Borrower for past federal, state or local taxes, except those, if any, as to which proper reserves in accordance with GAAP are reflected in such financial statements.

                 SECTION 7.14 ERISA. Each Plan of the Borrower is in compliance with all of the applicable provisions of ERISA, and each Plan intended to be qualified under Section 401(a) of the Code is so qualified. No Plan of the Borrower has incurred an "accumulated funding deficiency" (within the meaning of Section 302 of ERISA or Section 412 of the Code) whether or not waived. Neither the Borrower nor any ERISA Affiliate (i) has incurred or expects to incur any liability under Title IV of ERISA with respect to any Plan which could give rise to a Lien in favor of the PBGC, other than liability for the payment of premiums, all of which have been timely paid when due in accordance with Section 4007 of ERISA, (ii) has incurred or expects to incur any withdrawal liability, within the meaning of Section 4201 of ERISA, (iii) is subject to any Lien under Section 412(n) of the Code or Sections 302(f) or 4068 of ERISA or arising out of any action brought under Sections 4070 or 4301 of ERISA, or (iv) is required to provide security to a Plan under Section 401(a)(29) of the Code. The PBGC has not instituted proceedings to terminate any Plan or to appoint a trustee or administrator of any such Plan and no circumstances exist that constitute grounds under Section 4042 of ERISA to commence any such proceedings.

                 SECTION 7.15 No Material Adverse Change. Since December 31, 1995, there has occurred no event which has or had, or could have, a material adverse effect upon the business, properties, liabilities, condition (financial or otherwise), results of operations or prospects of the Borrower or the Parent, or upon the ability of the Borrower or the Parent to perform their respective obligations under this Agreement or the other Program Documents to which either of them is a party or upon the ability of the Agent or any Lender to enforce this Agreement or the other Program Documents.

                 SECTION 7.16 Compliance with Laws. (a) The Borrower is in compliance in all material respects with all Applicable Laws; and

                 (b) Each of the Parent, the Borrower and their respective Subsidiaries is in compliance in all material respects with all Applicable Laws;

except in each case where the failure to so comply would not have a material adverse effect on the Borrower.

                 SECTION 7.17 Chief Place of Business. The chief place of business and chief executive office of the Borrower and the office where the Borrower keeps its records concerning the Receivables are located at San Antonio, Texas.

                 SECTION 7.18 Lock-Box Banks; Lock-Box Accounts. The account numbers of all the Lock-Boxes are specified in Schedule III hereto (or as shall have been notified to Collateral Agent and each Lender pursuant to the Security Agreement).

                 SECTION 7.19 Franchises, Licenses. The Borrower and its Subsidiaries have all franchises, permits, licenses and other authority as are necessary to enable them to conduct their respective businesses as currently being conducted and as proposed to be conducted, and none of them is in default under any of such franchises, permits, licenses or other authority.

                 SECTION 7.20 No Default. The Borrower is in compliance with all of the terms and provisions contained herein and in the other Program Documents to which it is a party and no Default or Event of Default has occurred and is continuing.

                 SECTION 7.21 Capital Stock. The Parent owns, beneficially and of record, 100% of the issued and outstanding Capital Stock of the Borrower.

                 SECTION 7.22  Trade Names, etc.  Except as set forth on
Schedule 7.22 to this Agreement, the Borrower (a) does not conduct or transact, nor has it ever conducted or transacted, business in any jurisdiction under any assumed name, fictitious name, trade name, alternate corporate name or other like name (each a "Trade Name"), and (b) has not made any filing or application with or otherwise sought the approval of any Governmental Authority with respect to the use by the Borrower of a Trade Name in any jurisdiction. The Borrower has not at any time (i) incurred any under any Trade Name, (ii) granted any security interest or permitted or suffered any Lien to exist against the Borrower or any portion of its assets or property, whether real or personal (including, without limitation, any of the Assigned Collateral) under any Trade Name, (iii) executed or filed any financing statement as a debtor under the Uniform Commercial Code as in effect in any jurisdiction under any Trade Name, except pursuant to this Agreement or the Security Agreement, or (iv) had any judgment entered or rendered against it under any Trade Name.


                                  ARTICLE VIII

                             AFFIRMATIVE COVENANTS

                 The Borrower covenants and agrees with the Agent and each Lender that from and after the Effective Date and so long as this Agreement shall remain in effect or any Loans or any other amounts owing under this Agreement or any Program Document shall be unpaid, it shall:

                 SECTION 8.1 Payment of Taxes, etc. Pay and discharge all taxes imposed upon it or upon its income or profits, prior to the date on which penalties attach thereto, and all lawful claims, which, if unpaid, might become a Lien or charge upon any of its assets; provided, however, that the Borrower shall not be required to pay or discharge any taxes which are being contested in good faith by appropriate proceedings diligently pursued and for which adequate reserves have been established.

                 SECTION 8.2 Preservation of Corporate Existence. Continue to engage in business of the same general type as now conducted and preserve and maintain its existence in the jurisdiction of its incorporation, and its rights, franchises and privileges material to the conduct of its business as now being conducted, and qualify and remain qualified as a foreign corporation or entity in each jurisdiction in which such qualification is necessary in view of its business operations or the ownership of its properties.

                 SECTION 8.3 Compliance with Laws, etc. Comply with the requirements of all Applicable Laws of any Governmental Authority.

                 SECTION 8.4 Inspection Rights. At any time and from time to time during normal business hours permit the

Lenders or any agents or representatives thereof, to examine and make copies of the Finance Contracts and all records and books of account related to the Assigned Collateral and the transactions contemplated by the Program Documents and to visit its properties, and to discuss its affairs, finances and accounts with any of its authorized agents or officers.

                 SECTION 8.5 Maintenance of Approvals, Filings and Registrations. At all times maintain in effect, renew and comply with all the terms and conditions of all consents, licenses, approvals and authorizations as may be necessary or appropriate under any Applicable Law (i) for the execution, delivery and performance of the Program Documents, (ii) to make the Program Documents legal, valid, binding and enforceable against the Borrower, and (iii) to conduct its business.

                 SECTION 8.6 Reporting Requirements. Furnish or cause to be furnished to the Agent with sufficient copies for each Lender:

                 (a)      (1)     as soon as available, but, in any event not
         later than ninety (90) days after the end of each fiscal year of the Parent, a copy of the annual audited consolidated financial statements for the Parent and its Subsidiaries for such year, including therein the consolidated balance sheets of the Parent and its Subsidiaries as at the end of such year and the related consolidated statements of income and cash flows of the Parent and its Subsidiaries for such year, or statements providing substantially similar information, in each case certified without qualification by an independent public accountant of recognized national standing as fairly representing the financial position and results of operation of the Parent and its Subsidiaries as at and for the year ending on its date and having been prepared in accordance with GAAP; and

                          (2) as soon as available, but, in any event not later than ninety (90) days after the end of each fiscal year of the Borrower, the unaudited balance sheet of the Borrower as at the end of such year and the related unaudited statement of income and cash flows of the Borrower for such year, or statements providing substantially similar information, certified by the chief financial officer of the Borrower as fairly presenting the financial position and the results of operations of the Borrower as at and for the year ending on its date and as having been prepared in accordance with GAAP;

                 (b)      (1)     as soon as available, but in any event not
         later than forty-five (45) days after the end of each of the first three quarterly periods of each fiscal year of the Parent, the unaudited consolidated balance sheets of the Parent and its Subsidiaries as at the end of each such quarter and the related unaudited consolidated statements of income and cash flows of the Parent and its Subsidiaries for such quarter and the portion of the fiscal year through such date, certified by a responsible officer of the Parent as fairly presenting the financial position and the results of operations of the Parent and its Subsidiaries in all material respects as at and for the quarter ending on its date and as having been prepared in accordance with GAAP (subject to normal year-end audit adjustments); and

                          (2) as soon as available, but in any event not later than forty-five (45) days after the end of each of the first three quarterly periods of each fiscal year of the Borrower, the unaudited balance sheet of the Borrower as at the end of each such quarter and the related unaudited statement of income and cash flows of the Borrower for such quarter and the portion of the fiscal year through such date, certified by a responsible officer of the Borrower as fairly presenting the financial position and the results of operations of the Borrower as at and for the quarter ending on its date and as having been prepared in accordance with GAAP (subject to normal year-end audit adjustments);

                 (c) concurrently with the delivery of the financial statements referred to in Sections 8.6(a) and (b) above, a certificate of (i) a duly authorized officer of the Borrower stating that such officer has reviewed the terms of this Agreement and the other Program Documents to which the Borrower is a party and has made, or caused to be made under his supervision, a review in reasonable detail of the transactions and condition of the Borrower during the accounting period covered by such financial statements and that such review has not disclosed the existence during or at the end of such accounting period, and that such officer does not have knowledge of the existence as at the date of such certificate, of any Default or Event of Default except as specified in such certificate;

                 (d) promptly and in any event within five (5) Business Days after the same are publicly available, copies of all regular and periodic financial information, proxy materials and other information and reports, if any, which the Parent, the Borrower or any of their respective Subsidiaries shall file with the Securities and Exchange Commission or any securities exchange;

                 (e) within fifteen calendar days after each calendar month and at such other times as any Lender may require, a Monthly Report prepared by the Borrower as of such calendar month, or at such time as any Lender may require, as the case may be; and

                 (f) such other information respecting the Receivables as the Lenders may from time to time request, and such other information with respect to the business, condition or operations of the Borrower, the Parent or any of their respective Subsidiaries, financial or otherwise, as any Lender may from time to time reasonably request.

                 SECTION 8.7 Performance of Agreements. Duly and punctually pay and perform each of its obligations under this Agreement and the other Program Documents.

                 SECTION 8.8 Notices. Promptly give notice to the Agent and each Lender:

                 (a)      of the occurrence of any Default or Event of Default;

                 (b) of any (i) default or event of default under any contractual obligation of the Borrower, the Parent or any of their respective Subsidiaries or (ii) litigation, investigation or proceeding to which the Parent or any of its Subsidiaries is a party, including any which may exist at any time between the Parent or any of its Subsidiaries and any Governmental Authority, which in either case, if not cured or if adversely determined, as the case may be, could have a material adverse effect on the business, operations, property or financial or other condition of the Borrower or the Parent;

                 (c) of the occurrence of any event which could have a material adverse effect upon the business, properties, liabilities, condition (financial or otherwise), results of operations or prospects of the Borrower, the Parent or any of their respective Subsidiaries, or upon the ability of the Borrower or the Parent to perform its respective obligations under this Agreement or any other Program Document to which it is a party;

                 (d) of any change to the Borrower's Credit and Collection Policies with respect to or affecting a material amount of the Eligible Receivables;

                 (e) of any notification, whether written or oral, made or caused to be made by the Borrower to any Obligor affecting the instructions to such Obligor with respect to the address to which such Obligor is to send, or place where such Obligor is to make, any payment to be made in respect of the Receivables; and

                 (f) of any notification, whether written or oral, made or caused to be made by the Borrower to any Obligor affecting the instructions to such Obligor with respect to any matter (other than such matter specified in (e) above) regarding any payment to be made in respect of a material amount of the Receivables.

Each notice pursuant to this subsection shall be accompanied by a statement of a responsible officer setting forth details of the occurrence referred to therein and stating what action are being taken with respect thereto.

                 SECTION 8.9 Compliance with Policies and Contracts. Comply in all material respects with its Credit and Collection Policies in regard to each Eligible Receivable and each Finance Contract related to such Eligible Receivable.

                 SECTION 8.10 Instructions to Obligors. Instruct all Obligors to cause all amounts to be paid by any Person in respect of any Eligible Receivable created after the Effective Date to be deposited directly into a Lock-Box maintained under the Lock-Box Agreement.

                 SECTION 8.11 Books and Records. Keep, or cause to be kept, adequate records and books of account, in which complete entries are to be made reflecting its business and financial transactions in respect of the Assigned Collateral and its performance under the Program Documents, such entries to be made in accordance with GAAP as in effect in the United States consistently applied in the case of financial transactions or as otherwise required by Applicable Laws.

                 SECTION 8.12 Further Assurances. As from time to time requested by the Agent or any Lender, at the cost and expense of the Borrower, execute and deliver to the Agent and each Lender all such documents and instruments and do all such other acts and things as may be reasonably required to enable the Agent and each Lender to exercise and enforce its rights under this Agreement, and record and file and re-record and re-file all such documents and instruments, at such time or times, in such manner and at such place or places, all as may be necessary or desirable to validate, preserve and protect the position of the Agent or each Lender under the Program Documents. The Agent and each Lender may, upon any extension of this Agreement, request an opinion of counsel, selected by the Borrower, and approved by the Agent and the Lenders, with respect to action required to be taken for the protection of the rights of the Agent and the Lenders hereunder and under the other Program Documents.

                 SECTION 8.13 Other Agreements. Comply in all respects with all indentures, loan or credit agreements and any other agreement, lease or instrument to which the Borrower is a party.

                 SECTION 8.14. Audits. The Borrower shall at the request of the Agent, at its expense, promptly cause an accounting firm or other firm selected by the Borrower and reasonably satisfactory to the Majority Lenders to enter the premises of the Borrower and examine and audit the books, records and accounts relating to the Assigned Collateral and the Borrower's performance under the Program Documents, as it relates to the Assigned Collateral, permit such accounting firm to discuss the Borrower's affairs, finances, accounts and performance under the Program Documents with the Borrower's officers, partners, employees and accountants, cause such firm to provide the Lenders with a certified report in respect of the foregoing, which shall be in form and scope reasonably satisfactory to Lenders, and authorize such accounting firm to discuss such affairs, finances, records and accounts with representatives of the Agent and the Lenders; provided, however, that for so long no Default or Event of Default shall be continuing, the Agent shall not request more than four such audits in any calendar year.

                                   ARTICLE IX

                               NEGATIVE COVENANTS

                 The Borrower covenants and agrees with the Agent and each Lender that, from and after the Effective Date and so long as this Agreement shall remain in effect or Loans or any other amounts owing under this Agreement or any other Program Documents shall be unpaid, it shall not, directly or indirectly:

                 SECTION 9.1 Use of Proceeds. Use the proceeds of the Loans for any purpose other than to pay fees and transaction expenses incurred in connection with the transactions contemplated by the Program Documents and provide funds for general corporate purposes in accordance with the terms of this Agreement.

                 SECTION 9.2 Amendments. Amend, or consent to any amendment, waiver, supplement or modification of any term or condition of any Receivable, any Finance Agreement related thereto, or any Lock-Box Agreement in any way that could materially adversely affect the rights of the Agent or Lenders.

                 SECTION 9.3 Maximum Credits Outstanding. Permit the aggregate principal amount of outstanding Loans to exceed the lesser of (A) the Borrowing Base and (B) the Total Commitment.

                 SECTION 9.4 Prohibition of Fundamental Changes. Wind-up, liquidate or dissolve its affairs or enter into any transaction of merger or consolidation, or convey, sell, lease or otherwise dispose of (or agree to do any of the foregoing at any future time), whether in one or a series of transactions, all or substantially all of its assets, or permit any of its Subsidiaries to do any of the foregoing.

                 SECTION 9.5 Business. Make any change in the character of its business or operations which could impair the collectibility of any Eligible Receivable or adversely affect the rights and remedies of the Agent or the Lenders under the Program Documents.

                 SECTION 9.6 No Commingling. Deposit or otherwise credit, or cause or permit to be so deposited or credited, to any Lock-Box cash or cash proceeds other than payments made by a Person in respect of Assigned Collateral.

                 SECTION 9.7 Chief Place of Business. The Borrower will not move its chief executive office or the place where it maintains the Finance Contracts and other books and records relating to the Assigned Collateral from the location specified in Section 7.17 or move unless (i) it shall have given to the Lenders, not less than 45 days prior written notice of its intention to do so, clearly describing the new location, and (ii) it shall have taken such action, satisfactory to the Agent and the Lenders, to maintain the security interest of the Agent and the Lenders in the Assigned Collateral at all times fully perfected and in full force and effect.

                 SECTION 9.8. Liens. The Borrower will not contract for, create, incur, assume or suffer to exist any Lien, security interest, charge or other encumbrance of any nature upon any of the Assigned Collateral, except in respect of the Existing Agreement and as provided for in the Security Agreement.

                 SECTION 9.9. Changes to Credit and Collection Policies. The Borrower shall not change its Credit and Collection Policies in any manner which could materially adversely affect the collectibility of the Eligible Receivables.


                                   ARTICLE X

                               EVENTS OF DEFAULT

                 SECTION 10.1 Events of Default. In case of the happening of any of the following events (herein sometimes called "Events of Default"):

                 (a) the principal amount of any Loan or any Note, any interest payable thereon, the Commitment Fee or any other fees or expenses related to this Agreement or the transactions contemplated hereby or any other amount payable under this Agreement shall not be paid in full on the date due and payable and, in the case of a default in the payment of interest, Commitment Fee or any other fees and expenses, such default shall continue unremedied for a period of five days; or

                 (b) any representation or warranty made or deemed to be made or reaffirmed by the Borrower, the Parent or any other Person herein or in any Program Document, certificate, agreement, instrument or statement contemplated by or made or delivered pursuant to or in connection herewith, shall prove to have been incorrect when made or deemed made; or

                 (c) (i) the Borrower shall fail to perform or observe any term, covenant or agreement contained in Article IX of this Agreement, or (ii) the Borrower or the Parent shall fail to perform or observe any other term, covenant or agreement contained in this Agreement or any other Program Document and not otherwise constituting an Event of Default hereunder, and such default shall continue unremedied for a period of 30 days; or

                 (d) any Program Document shall, at any time after its execution and delivery, for any reason cease to be in full force and effect (unless such occurrence is in accordance with its terms or after payment thereof) or shall be declared to be null and void or the validity or enforceability thereof shall be contested by the Borrower or the Parent, or the Borrower or either Parent shall deny that it has any or further liability or obligation thereunder; or

                 (e) the Borrower, the Parent, Titan Indemnity Company or Titan Insurance Company shall (i) apply for or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator of itself or of all or a substantial part of its property, (ii) admit in writing its inability, or be generally unable, to pay its debts as they become due, (iii) make a general assignment for the benefit of its creditors, (iv) commence a voluntary case under the Federal Bankruptcy Code (as now or hereafter in effect), (v) be adjudicated a bankrupt or insolvent, (vi) commence a voluntary case under, or file a petition seeking to take advantage, of any other law relating to bankruptcy, insolvency, reorganization, winding-up or composition or adjustment of debts, (vii) fail to controvert in a timely and appropriate manner, or acquiesce in writing to, any allegations, or any petition filed, against it in an involuntary case under such Federal Bankruptcy Code or other law, or

         (viii) take any corporate action for the purpose of effecting any of the foregoing; or

                 (f) a proceeding or case shall be commenced without the application or consent of the Borrower, the Parent, Titan Indemnity Company or Titan Insurance Company of any of them in any court of competent jurisdiction, seeking (i) the liquidation, reorganization, dissolution or winding-up, or the composition or readjustment of debts, of the Borrower or the Parent of any of them, (ii) the appointment of a trustee, receiver, custodian, liquidator, supervisor or the like of the Borrower or the Parent of any of them or of all or any substantial part of their respective assets or (iii) similar relief in respect of the Borrower, the Parent, Titan Indemnity Company or Titan Insurance Company of any of them under any law relating to bankruptcy, insolvency, reorganization, winding-up or composition or adjustment of debts, and such proceeding or case shall continue undismissed, or an order, judgment or decree approving or ordering any of the foregoing shall be entered and continue unstayed and in effect, for a period of sixty consecutive days, or an order for relief against the Borrower, the Parent, Titan Indemnity Company or Titan Insurance Company of any or them shall be entered in an involuntary case under the Federal Bankruptcy Code (as now or hereafter in effect); or any judgment, writ, warrant of attachment or execution or similar process shall be issued or levied in respect of an obligation (alleged or otherwise) of the Borrower, the Parent, Titan Indemnity Company or Titan Insurance Company against a substantial part of its respective properties and such judgment, writ, or similar process shall not be released, vacated, stayed or fully bonded within thirty days after its issue or levy; or

                 (g) the Borrower or the Parent shall fail to pay when due any amount in respect of any in excess of $500,000 in the aggregate for money borrowed or for the deferred purchase price of property created, issued, guaranteed, incurred or assumed by such Person or any other event shall occur or any condition shall exist in respect of any such the effect of which is to cause (or permit any holder thereof or a trustee to cause), without giving effect to the giving of notice or the lapse of time, or both, such to become due prior to its stated maturity; or

                 (h) the Parent shall not directly or indirectly own 100% of all of the outstanding Capital Stock of the Borrower; or

                 (i) the occurrence of and continuation of an Event of Default as defined in the Titan Credit Agreement; or

                 (j) the lien of the Security Agreement in favor of the Collateral Agent shall cease to be a valid assignment of, and valid and perfected first priority lien upon and security interest in, the Assigned Collateral, as security for the repayment of the Borrower's Obligations, or such lien shall cease to be valid as against creditors of the Borrower; or

                 (k) a final judgment or judgments for the payment of money in excess of $500,000 in the aggregate shall be rendered by a court or courts against the Borrower or the Parent (exclusive of any judgment amount fully covered by insurance where the insurer has admitted liability in respect of such judgment amount), and the same shall not be discharged (or provision shall not be made for such discharge), or a stay of execution thereof shall not be procured, within thirty (30) days from the date of entry thereof; or

                 (l) a Termination Event shall have occurred with respect to a Plan, resulting in the imposition of liability against the Borrower or the Parent; or

                 (m) the Guarantee shall cease to be in full force and effect or the Parent shall so assert;

then, at any time after the occurrence of such event, the Majority Lenders may direct the Agent to take one or more of the following actions: (i) direct the Agent to give notice (which may be telephone notice confirmed in writing) to the Borrower of the occurrence of an Event of Default, and the date of the giving of such notice shall become the Credit Expiration Date and each Lender's obligation to make Loans shall be terminated; (ii) direct the Agent to, by notice to the Borrower (except that in the case of the occurrence of any Event of Default described in Section 10.1(e) or 10.1(f), no such notice shall be required and such termination and acceleration shall be automatic) declare the unpaid principal amount and interest under the Notes, the Loans and all other amounts payable to the Lenders and the

Agent by the Borrower hereunder to be forthwith due and payable, whereupon such amounts shall become forthwith due and payable, both as to principal and interest, without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived, anything contained herein or in any Note to the contrary notwithstanding; (iii) as permitted by the Security Agreement, direct the Collateral Agent to deliver a Lock-Box Notice to the Lock-Box Bank and/or direct to Collateral Agent to require that all amounts payable by the Borrower and the Parent in respect of the Borrower's Obligations be remitted directly to the Collateral Account; and (iv) any and all other and further acts and actions which the Agent or the Lenders may take pursuant to the Security Agreement or under the UCC or other Applicable Law.


                                   ARTICLE XI

                                      FEES

                 SECTION 11.1  Fees.

                 (a) As consideration for incurring the obligation to make the Loans, the Borrower shall pay to the Agent for the account of each Lender a fee (the "Commitment Fee"), from and including the Effective Date to but excluding the Credit Expiration Date, at the per annum rate of the applicable Commitment Fee Percentage on the average daily unused portion of the Total Commitment. The Commitment Fees are payable in arrears quarterly on the last Business Day of each of March, June, September and December, commencing September 30, 1996 and on the Credit Expiration Date.

                 (b) As further consideration for incurring the obligation to make the Loans, the Borrower shall pay to the Agent the fees specified in a separate letter agreement between the Agent and the Borrower, in the amounts and at the times specified therein.

                 SECTION 11.2 Expenses. The Borrower shall pay, not later than five (5) days after its receipt of a statement therefor, all reasonable out-of-pocket costs and expenses incurred by the Agent and any Lender (including, without limitation, the reasonable fees and out-of-pocket expenses of counsel to the Agent) (i) in connection with any waivers, amendments or extensions with respect to any of the Program Documents and (ii) in connection with all audits of the Borrower undertaken by the Agent or any Lender under Section 8.14 hereof. The Borrower will also pay all costs and expenses incurred by the Agent and any Lender (including the fees and out-of-pocket expenses of counsel) in connection with the enforcement and protection of the rights of the Agent or such Lender, as the case may be, in connection with this Agreement and the other Program Documents.

                 SECTION 11.3 Invoices for Fees. The Lenders shall from time to time submit to the Borrower for payment invoices for fees under this Agreement when the same shall become due and payable and for any costs and expenses incurred by the Lender in connection with this Agreement and the transactions contemplated hereby.


                                  ARTICLE XII

                                INDEMNIFICATION

                 SECTION 12.1 Indemnification by Borrower. Without limiting any other rights which the Agent and each Lender and its officers, directors, employees, agents and affiliates may have hereunder or under Applicable Law, the Borrower, hereby agrees to indemnify such parties and hold them harmless from and against any and all damages, losses, claims, liabilities and related costs and expenses (including attorneys' fees and disbursements) incurred by any of them arising out of or resulting from the transactions contemplated by this Agreement and the other Program Documents (other than in respect of any of the foregoing arising out of the gross negligence or willful misconduct of the Agent or such Lender, as the case may be), including, without limitation:

                 (a) the reliance by the Agent or such Lender on any representation or warranty made by the Borrower or the Parent (or any of their respective officers) under or in connection with this Agreement or any other Program Document which was incorrect when made;

                 (b) the failure by the Borrower or the Parent, as the case may be, to comply with any covenant set forth in this Agreement or in any other Program Document to which the Borrower or the Parent, respectively, is a party;

                 (c) the failure to establish and maintain the lien of the Security Agreement in favor of the Lenders and the Agent as a valid assignment of, and valid and perfected first priority lien upon and security interest in, the Assigned Collateral, as security for the repayment of the Borrower's Obligations, or the failure of such lien to be valid as against creditors of the Borrower;

                 (d)      the use of proceeds of the Loans;

                 (e) the failure to timely file financing statements or other similar instruments or documents under the UCC of any applicable jurisdiction or other Applicable Laws with respect to any Eligible Receivable at any time;

                 (f) any dispute, claim, offset or defense of any Obligor to the payment of any Eligible Receivable (including a defense based on such Eligible Receivable or the related Finance Contract not being a legal, valid and binding obligation of such Obligor enforceable against it in accordance with its terms), or any other claim in respect of the Assigned Collateral;

                 (g) the commingling of collections on the Assigned Collateral with other funds of the Borrower or any other Person; or

                 (h) the failure by the Borrower to comply with any Applicable Law with respect to any Eligible Receivable, or the nonconformity of any Eligible Receivable with any such Applicable Law.

If and to the extent that the foregoing undertaking may be unenforceable for any reason, the Borrower hereby agrees to make the maximum contribution to the payment of the amounts indemnified against in this Section which is permissible under applicable law.


                                  ARTICLE XIII

                                   THE AGENT

                 SECTION 13.1 Appointment, Powers and Immunities. Each Lender hereby irrevocably appoints and authorizes the Agent to act as its agent hereunder and under the other Program Documents with such powers as are delegated to the Agent by the terms of this Agreement and of the other

Program Documents, together with such other powers as reasonably incidental thereto. The Agent (which term as used in this sentence and in Section 13.5 and the first sentence of Section 13.6 hereof shall include reference to its Affiliates and its own audits affiliates' officers, directors, employees and agents): (a) shall have no duties or responsibilities except those expressly set forth in this Agreement and in the other Program Documents, and shall not by reason of this Agreement or any other Program Documents be a trustee for any Lender; (b) shall not be responsible to the Lenders for any recitals, statements, representations or warranties contained in this Agreement or in any other Program Documents, or in any certificate or other document referred to or provided for in, or received by any of them under, this Agreement or any other Program Documents, or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Program Documents or any other document referred to or provided for herein or therein or for any failure by the Borrower or any other Person to perform any of its obligations hereunder or thereunder; (c) shall not be required to initiate or conduct any litigation or collected proceedings hereunder or under any other Program Documents; and (d) shall not be responsible for any action taken or omitted to be taken by it hereunder or under any other Program Documents to under any other documents or instrument referred to or provided for herein or therein or in connection herewith or therewith, except for its own gross negligence or willful misconduct. The Agent may employ agents and attorneys-in-fact and shall not be responsible for the negligence or misconduct of any such agents or attorneys-in-fact selected by it in good faith. The Agent may deem that the payee of any Note is the holder thereof for all purposes hereunder unless and until a written notice of the assignment or transfer thereof shall have been filed with the Agent.

                 SECTION 13.2 Reliance by Agent. The Agent shall be entitled to rely upon any certificate, notice or other communication believed by it to be genuine and correct and to have been signed or sent by or on behalf of the proper Person or Persons, and upon advice and statements of legal counsel, independent accountants and other experts selected by the Agent. As to any matters not expressly provided for by this Agreement or any other Program Documents, the Agent shall in all cases be fully protected in acting, or in refraining from acting, hereunder and thereunder in accordance with instructions of the Majority Lenders and any action taken or failure to act pursuant thereto shall be binding on all of the Lenders.

                 SECTION 13.3 Defaults. The Agent shall not be deemed to have knowledge or notice of the occurrence of an Event of Default (other than the non-payment of principal of or interest on Loans or of commitment fees) unless the Agent has received notice from a Lender or the Borrower specifying such Default and stating that such notice is a "Notice of Default". In the event that the Agent receives such a notice of the occurrence of an Event of Default, the Agent shall give prompt notice thereof to the Lenders (and shall give each Lender prompt notice of each such non- payment). The Agent shall (subject to
Section 13.7 hereof) take such action with respect to such Event of Default as shall be directed by the Majority Lenders, provided that, unless and until the Agent shall have received such directions, the Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default as it shall deem advisable in the best interest of the Lenders.

                 SECTION 13.4 Rights as a Lender. With respect to its Commitment and the Loans made by it, Dresdner (and any successor acting as Agent) in its capacity as a Lender hereunder shall have the same rights and powers hereunder as any other Lender and may exercise the same as though it were not acting as the Agent, and the term "Lender" and "Lenders" shall, unless the context otherwise indicates, include the Agent in its individual capacity. Dresdner (and any successor acting as Agent) and its Affiliates may (without having to account therefor to any Lender) accept deposits from, lend money to and generally engage in any kind of banking, trust or other business with the Borrower or the Obligors (and any of their Affiliates) as if it were not acting as the Agent, and Dresdner and its Affiliates may accept fees and other consideration from the Borrower or the Obligors for services in connection with this Agreement or otherwise without having to account for the same to the Lenders.

                 SECTION 13.5 Indemnification. The Lenders agree to indemnify the Agent (to the extent not reimbursed under Section 11.2 or 12.1 hereof, but without limiting the obligations of the Borrower under said Sections 11.2 and 12.1), ratably in accordance with the aggregate principal amount of the Loans made by the Lenders (or, if no Loans are at the time outstanding, ratably in accordance with their respective Commitments), for any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind and nature whatsoever which may be imposed on, incurred by or asserted against the Agent in any way relating to or arising out of this Agreement or any other Program Document or any other documents contemplated by or referred to herein or therein or the transactions contemplated hereby or the enforcement of any of the terms hereof or thereof or of any such other documents, provided that no Lender shall be liable for any of the foregoing to the extent they arise from the gross negligence or willful misconduct of the party to be indemnified.

                 SECTION 13.6 Non-Reliance on Agent and Other Banks. Each Lender agrees that it has, independently and without reliance on the Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own credit analysis of the Borrower and its Subsidiaries and decision to enter into this Agreement and that it will, independently and without reliance upon the Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own analysis and decisions in taking or not taking action under this Agreement or any of the other Program Documents. The Agent shall not be required to keep itself informed as to the performance or observance by the Borrower or any Obligor of this Agreement or any of the other Program Documents or any other document referred to or provided for herein or therein or to inspect the properties or books of the Borrower or any of its Subsidiaries. Except for notices, reports and other documents and information expressly required to be furnished to the Lenders by the Agent hereunder, the Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the affairs, financial conditions or business of the Borrower or any of its Subsidiaries (or any of their affiliates) which may come into the possession of the Agent or any of its Affiliates.

                 SECTION 13.7 Failure to Act. Except for action expressly required of the Agent hereunder and under the other Program Documents, the Agent shall in all cases be fully justified in failing or refusing to act hereunder and thereunder unless it shall receive further assurances to its satisfaction from the Lenders of their indemnification obligations under
Section 13.5 hereof against and all
liability and expense which may be incurred by it by reason of taking or continuing to take any such action.

                 SECTION 13.8 Resignation or Removal of Agent. Subject to the appointment and acceptance of a successor Agent as provided below, the Agent may resign at any time by giving notice thereof to the Lenders and the Borrower and the Agent may be removed at any time with or without cause by the Majority Lenders. Upon any such resignation or removal, the Majority Lenders shall have the right to appoint a successor Agent. If no successor Agent shall have been so appointed by the Majority Banks and shall have accepted such appointment within 30 days after the retiring Agent's giving of notice of resignation or the Majority Lender's removal of the retiring agent, then the retiring Agent may, on behalf of the Lenders, appoint a successor Agent, which shall be a bank which has an office in New York, New York with a combined capital and surplus of at least $500,000,000. Upon the acceptance of any appointment as Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations hereunder. After any retiring Agent's resignation or removal hereunder as Agent, the provisions of this Article XIII shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as the Agent.

                 SECTION 13.9 Consents Under Basic Documents. Without the prior written consent of the Majority Lenders, the Agent will not consent to any modification supplement or waiver under any of the Program Documents, provided that without the prior written consent of each Lender the Agent will not release any collateral or otherwise terminate any Lien under the Security Documents, except that no such consent shall be required, and the Agent is hereby authorized, to release any of property permitted hereunder or to which the Majority Lenders have consented.


                                  ARTICLE XIV

                                 MISCELLANEOUS

                 SECTION 14.1 Notices. Except where telephonic (which shall be confirmed in writing promptly) instructions or notices are authorized herein to be given, all notices, demands, instructions and other communications required or permitted to be given under this Agreement shall be in writing and shall be personally delivered or sent by registered, certified or express mail, postage prepaid, return receipt requested, or by facsimile (with telephone confirmation of such transmission), or telegram (with messenger delivery specified in the case of a telegram), and shall be deemed to be given for purposes of this Agreement on the date on which such writing is delivered or sent to the intended recipient thereof in accordance with the provisions of this Section 14.1. Unless otherwise specified in a notice sent or delivered in accordance with the foregoing provisions of this Section 14.1, notices, demands, instructions and other communications in writing shall be given to or made upon the respective parties hereto at their respective addresses (or to their respective facsimile numbers) indicated below, and, in the case of telephonic instructions or notices, by calling the telephone number or numbers indicated for such party below:


                 (a)  with respect to the Borrower:

                                  Westchester Premium Acceptance Corporation
                                  Suite 700
                                  1020 N.E. Loop 410
                                  San Antonio, Texas  78209

                                  Attention:  Chief Financial Officer
                                  Telephone:  (210) 824-4546
                                  Facsimile:  (210) 824-3681

                 (b)  with respect to Dresdner or the Agent:

                                  Dresdner Bank AG,
                                  New York and Grand Cayman Branches
                                  75 Wall Street
                                  New York, New York 10005

                                  Attention:  Mr. Lloyd C. Stevens
                                  Telephone:  (212)429-2229
                                  Facsimile:  (212)429-2524
                 with a copy to:

                                  Dresdner Bank AG, New York Branch
                                  75 Wall Street
                                  New York, New York  10005

                                  Attention:  Credit Services Department

                 (c)  with respect to Bank One Texas, N.A.:

                                  Bank One Texas, N.A.
                                  105 South St. Mary's Street
                                  San Antonio, Texas  78205
                                  Attention:  Mr. Charles T. Bridgman,
                                                Senior Vice President
                                  Telephone:  (210) 271-8680
                                  Facsimile:  (210) 271-6588

                      with a copy to:

                                  Bank One Texas, N.A.
                                  1717 Main Street, 4th Floor
                                  Bank One Center
                                  Dallas, Texas  75201
                                  Attention:  Mr. James V. Miller
                                                Vice President
                                  Telephone:  (214) 290-2309
                                  Facsimile:  (214) 290-2332

                 (d)  with respect to NationsBank:

                                  NationsBank of Texas, N.A.
                                  300 Convent Street
                                  San Antonio, Texas  78205
                                  Attention:  Mr. D. Kirk McDonald,
                                                Senior Vice President
                                  Telephone:  (210) 270-5300
                                  Facsimile:  (210) 270-5569


Any party may designate a different or additional address for the delivery of notices by providing notice thereof to the other parties. Except as provided to the contrary above, all notices, demands, and other communications shall be effective upon personal delivery or upon the date of receipt by the addressee as shown on the return receipt. Rejection or other refusal to accept notices, demands, or other communications shall be of no effect, and all notices, demands, and other communications which are rejected or acceptance of which is refused shall be deemed to be effective upon the date on which the same were rejected or refused.

                 SECTION 14.2 Survival and Termination of Agreement. All covenants, agreements, representations and warranties made herein and in the certificates and other documents delivered pursuant hereto shall survive (i) the making by the Lenders of the Loans herein contemplated, (ii) the execution and delivery to the Lenders of the Notes, and (iii) the making of any investigation, and shall continue in full force and effect to the Credit Expiration Date or so long as any Loan or any amount payable to any Lender or the Agent in connection with this Agreement or any other Program Document is unpaid whichever is later, at which time this Agreement shall terminate, it being expressly understood that the obligations of the Borrower under Sections Articles V, X and XII hereof shall survive any termination of this Agreement.

                 SECTION 14.3 Applicable Law. THIS AGREEMENT AND THE NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

                 SECTION 14.4 Waiver; Modifications in Writing. No failure or delay on the part of the Agent or any Lender in exercising any right, power or remedy hereunder or under the Note or with respect to the Loans shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies provided for herein are cumulative and are not exclusive of any remedies that may be available to the Agent or any Lender at law or in equity. No amendment, modification, supplement, termination or waiver of or to any provision of this Agreement, nor consent to any departure by the Borrower therefrom, shall be effective unless the same shall be in writing and signed by the Agent and the Majority Lenders, except that any amendment, modification, or waiver (i) reducing the principal amount of, reducing the interest rate borne by, or extending the final maturity of the Loans, or (ii) reducing the amount of the fees payable pursuant hereto, or (iii) changing the provisions contained in this Section 14.4 or (iv) releasing Assigned Collateral, except to the extent the sale of such Assigned Collateral is permitted by the Security Agreement, shall not be effective unless evidenced by a writing signed by or on behalf of the Agent and each Lender. Any waiver of any provisions of this Agreement, and any consent to any departure by the Borrower from the terms of any provision of this Agreement, shall be effective only in the specific instance and for the specific purpose for which given. No notice to or demand on the Borrower in any case shall entitle the Borrower to any other or further notice or demand in similar or other circumstances.

                 SECTION 14.5 Non-Waiver of Rights. Neither any failure nor any delay on the part of the Agent or any Lender in exercising any right, power or privilege hereunder or under the Program Documents shall operate as a waiver thereof, nor shall a single or partial exercise thereof preclude any other or further exercise of any other right, power or privilege.

                 SECTION 14.6 Successors and Assigns. (a) This Agreement shall be binding upon and inure to the benefit of each party hereto and its respective successors and assigns, except that the Borrower shall not assign or transfer (by operation of law or otherwise) all or any part of its rights or obligations hereunder without the prior written consent of the Agent and each Lender.

                 (b) Notwithstanding the foregoing, the Agent and any Lender may at any time change the Booking Office designated by it on Schedule 1. The Agent or such Lender, as the case may be, shall give prompt notice to the Borrower of any change in any Booking Office.

                 SECTION 14.7 Sale and Transfer of Loans and Notes; Participations in Loans and Notes. Each Lender may assign, or sell participations in, its Loans and Commitment to one or more other Persons in accordance with this Section 14.7.

                 SECTION 14.7.1  Assignments.  Any Lender,

                 (a) with the written consents of the Borrower and the Agent (which consents shall not be unreasonably delayed or withheld and which consent, in the case of the Borrower, shall be deemed to have been given in the absence of a written notice delivered by the Borrower to the Agent, on or before the fifth Business Day after receipt by the Borrower of such Lender's request for consent, stating, in reasonable detail, the reasons why the Borrower proposes to withhold such consent) may at any time assign and delegate to one or more commercial banks or other financial institutions, and

                 (b) with notice to the Borrower and the Agent, but without the consent of the Borrower or the Agent, may assign and delegate to any of its Affiliates or to any other Lender

(each Person described in either of the foregoing clauses as being the Person to whom such assignment and delegation is to be made, being hereinafter referred to as an "Assignee Lender"), any fraction of such Lender's total Loans and Commitment (which assignment and delegation shall be of a constant, and not a varying, percentage of all the assigning Lender's Loans and Commitment) in a minimum aggregate amount of $1,000,000; provided, however, that the Agent's remaining total Loans and Commitment must be in a minimum aggregate amount of $5,000,000; provided, further that any such Assignee Lender will comply, if applicable, with the provisions contained in Section 3.1(g)(iii) and further, provided, however, that, the Borrower and the Agent shall be entitled to continue to deal solely and directly with such Lender in connection with the interests so assigned and delegated to an Assignee Lender until written notice of such assignment and delegation, together with payment instructions, addresses and related information with respect to such Assignee Lender, shall have been given to the Borrower and the Agent by such Lender and such Assignee Lender. In connection with any assignment made under this Section 14.7.1, the assigning Lender shall pay to the Agent a fee of $3,000. From and after the date that the Agent accepts such assignment, (x) the Assignee Lender thereunder shall be deemed automatically to have become a party hereto and to the extent that rights and obligations hereunder have been assigned and delegated to such Assignee Lender in connection with such assignment, shall have the rights and obligations of a Lender hereunder and under the Guarantee, the Security Agreement and all related documents, and (y) the assignor Lender, to the extent that rights and obligations hereunder have been assigned and delegated by it in connection with such assignment, shall be released from its obligations hereunder and under the Guarantee, the Security Agreement and all related documents. Within five Business Days after its receipt of notice that the Agent has accepted an assignment, the Borrower shall executed and deliver to the Agent (for delivery to the relevant Assignee Lender) a new Note evidencing such Assignee Lender's assigned Loans and Commitment and a replacement Note in the principal amount of the Loans and Commitment retained by the assignor Lender hereunder (such Note to be in exchange for, but not in payment of, that Note then held by such assignor Lender). Each such Note shall be dated the date of the predecessor Note. The assignor Lender shall mark the predecessor Note "exchanged" and deliver it to the Borrower. Accrued interest on that part of the predecessor Note evidenced by the new Note, and accrued fees, shall be paid as the Agent shall direct. Accrued interest on that part of the predecessor Note evidenced by the replacement Note shall be paid to the assignor Lender. Accrued interest and accrued fees shall be paid at the same time or times provided in the predecessor Note and in this Agreement. Any attempted assignment and delegation not made in accordance with this Section 14.7.1 shall be null and void.

         SECTION 14.7.2 Participations. Any Lender may at any time sell to one or more commercial banks or other Persons (each of such commercial banks and other Persons being herein called a "Participant") participating interests in any of the Loans, its Commitment, or other interests of such Lender hereunder; provided, however, that

                          (a)     no participation contemplated in this Section
                 14.7.2 shall relieve such Lender from its Commitment or its other obligations hereunder or under the Guarantee or the Security Agreement,

                          (b) such Lender shall remain solely responsible for the performance of its Commitment and such other obligations,

                          (c) the Borrower and the Agent shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement, the Guarantee and the Pledge Agreement,

                          (d) no Participant, unless such Participant is an Affiliate of such Lender, or its itself a Lender, shall be entitled to require such Lender to take or refrain from taking any action hereunder or under the Guarantee or the Pledge Agreement, except that such Lender may agree with any Participant that such Lender will not, without such Participant's consent, (i) extend the scheduled maturities of the Loans, the Commitment Expiration Date or the Credit Expiration Date, (ii) reduce the interest rate or any fees hereunder, or (iii) increase the aggregate amount of the Commitment or the Loans of such Lender, and

                          (e) the Borrower shall not be required to pay any amount under Section 3.1(g) or Article V that is greater than the amount which it would have been required to pay had no participating interest been sold.

The Borrower acknowledges and agrees that each Participant, for purposes of
Section 3.1(g) and Article V, shall be considered a Lender.

                 SECTION 14.8 Confidentiality. The Lenders shall hold all non-public information (which has been identified in writing as such by the Borrower) obtained pursuant to the requirements of this Agreement in accordance with their customary procedures for handling confidential information of this nature and in accordance with safe and sound banking practices and in any event may make disclosure to any of their examiners, Affiliates, outside auditors, counsel and other professional advisors in connection with this Agreement or as reasonably required by any bona fide potential or actual transferee, participant or assignee or as required or requested by any governmental agency or representative thereof or pursuant to legal process; provided, however, that

                          (a) unless prohibited by applicable law or court order, each Lender shall notify the Borrower of any request by any governmental agency or representative thereof (other than any such request in connection with an examination of the financial condition of such Lender by such governmental agency) for disclosure of any such non-public information prior to disclosure of such information;

                          (b)     prior to any such disclosure pursuant to this
                 Section 14.8, each Lender shall require any such bona fide potential or actual transferee, participant and assignee receiving a disclosure of non-public information to agree in writing

                                  (i)  to be bound by this Section 14.8; and

                                  (ii) to require such Person to require any
                 other Person to whom such Person discloses such non-public information to be similarly bound by this Section 14.8; and

                          (c) except as may be required by an order of a court of competent jurisdiction and to the extent set forth therein, no Lender shall be obligated or required to return any materials furnished by the Borrower or any Subsidiary.

                 SECTION 14.9 Captions. Captions and section headings appearing herein are included solely for convenience of reference and are not intended to affect the interpretation of any provision of this Agreement.

                 SECTION 14.10 Counterparts. This Agreement may be executed in counterparts which, taken together, shall constitute a single document.

                 SECTION 14.11 Severability. In case any one or more of the provisions contained in this Agreement or any Note should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby.

                 SECTION 14.12 Waiver of Trial by Jury; Consent to Jurisdiction. THE PARTIES HERETO, TO THE EXTENT PERMITTED BY LAW, WAIVE TRIAL BY JURY IN ANY LITIGATION IN ANY COURT WITH RESPECT TO, IN CONNECTION WITH, OR ARISING OUT OF, THIS AGREEMENT OR ANY INSTRUMENT OR DOCUMENT DELIVERED PURSUANT TO THIS AGREEMENT, OR THE VALIDITY, PROTECTION, INTERPRETATION, COLLECTION OR ENFORCEMENT THEREOF. The Borrower irrevocably consents that any legal action or proceeding against it under, arising out of or in any manner relating to this Agreement or any instrument or document delivered pursuant to this Agreement may be brought in the Supreme Court of the State of New York, County of New York, or in the United States District Court for the Southern District of New York. The Borrower, by its execution and delivery of this Agreement, expressly and irrevocably assents and submits to the personal jurisdiction of any of such courts in any such action or proceeding. The Borrower has irrevocably appointed Mayer, Brown & Platt as its agent to receive, accept and acknowledge for and on its behalf, service of any and all legal process, summons, notices and documents which may be served in any proceeding brought in any court which may be made on such agent. If for any reason such agent shall cease to be available to act as such, the Borrower agrees to designate a new agent in The City of New York on the terms and for the purposes of this Section
14.12 satisfactory to the Agent and each Lender.

The Borrower further irrevocably consents to the service of summons, notice, or other process relating to any such action or proceeding by delivery thereof to it by hand or by mail in the manner provided for in Section 14.1 hereof. The Borrower hereby expressly and irrevocably waives any claim or defense in any such action or proceeding in either such court based on any alleged lack of personal jurisdiction, improper venue or forum non conveniens or any similar basis. Nothing in this Section 14.12 shall affect or impair in any manner or to any extent the right of the Agent or any Lender to commence legal proceedings or otherwise proceed against the Borrower in any jurisdiction or to serve process in any manner permitted by law.

                 SECTION 14.13 Set-off. The Agent and each Lender (including any of its branches) is hereby authorized at any time or from time to time, without notice to the Borrower or to any other Person, any such notice being hereby expressly waived, to set off and to appropriate any and all deposits (general or special, matured or unmatured, time or demand, in whatever currency) and any other at any time held or owing by the Agent or such Lender, as the case may be, to or for the credit or the account of the Borrower against and on account of the obligations and liabilities of the Borrower to the Agent or such Lender, as the case may be, under this Agreement or any other Program Document, irrespective of whether or not the Agent or such Lender, as the case may be, shall have made any demand hereunder and although said obligations, liabilities or claims, or any of them, shall be contingent or unmatured.

                 IN WITNESS WHEREOF, the parties hereto and the Agent have caused this Agreement to be duly executed by their duly authorized officers, all of the day and year first above written.





                                              WESTCHESTER PREMIUM ACCEPTANCE
                                                CORPORATION,
                                                as Borrower


                                              By: [ILLEGIBLE]
                                                 ----------------------------
                                                 Authorized Signatory


                                              DRESDNER BANK AG, New York and
                                                Grand Cayman Branches, as Lender



                                              By: [ILLEGIBLE]
                                                 ----------------------------
                                                 Authorized Signatory



                                              By: [ILLEGIBLE]
                                                 ----------------------------
                                                 Authorized Signatory


                                              BANK ONE TEXAS, N.A.,
                                                as Lender



                                              By: [ILLEGIBLE]
                                                 ----------------------------
                                                 Authorized Signatory


                                              NATIONSBANK OF TEXAS, N.A.,
                                                as Lender



                                              By: [ILLEGIBLE]
                                                 ----------------------------
                                                 Authorized Signatory

                                              DRESDNER BANK AG, NEW YORK BRANCH,
                                                as Agent



                                              By: [ILLEGIBLE]
                                                 ----------------------------
                                                 Authorized Signatory



                                              By: [ILLEGIBLE]
                                                 ----------------------------
                                                 Authorized Signatory

                                                                Schedule I
                                                           to the Loan Agreement


                                Booking Offices


DRESDNER AND THE AGENT

Base Rate Lending Office:

Dresdner Bank AG, New York Branch


Eurodollar Lending Office:

Dresdner Bank AG, Grand Cayman Branch


BANK ONE

Base Rate and Eurodollar Lending Office:

San Antonio, Texas


NATIONSBANK

Base Rate and Eurodollar Lending Office:

San Antonio, Texas

                                                               Schedule II
                                                           to the Loan Agreement



                              List of Lock-Boxes


                                           Address of Lock-Box
         Lock-Box Address                  Bank and Account No.
         ----------------                  --------------------

         NationsBank of Texas, N.A.        NationsBank of Texas, N.A.
         P.O. Box 841932                   P.O. Box 300
         Dallas, Texas  75284-1932         San Antonio, Texas  78291
                                           Account No. 7110229203

                                  SCHEDULE III

                       CREDIT AND COLLECTIONS PROCEDURES

CREDIT

COMPANY RATING

All companies must have an A.M. Best rating of B or better. Any company with less than a B rating must be approved by management.

DOWN PAYMENT CALCULATION

Subject to all policies being in effect for less than 30 days and having a standard 10 day cancellation requirement, the following down payments may be offered:

                                        SUGGESTED       MINIMUM
        Pro-Rata Cancellation             20.0%           17.5%
        Short-Rate Cancellation           25.0%           22.5%

The following methods may be used to determine the down payment for policies which have been in effect for more than 30 days.

        Full collateralization - The earnings rate table may be used to calculate the down payment so the loan is fully collateralized in the event of cancellation. With this method, the number of payments is reduced.

        Collect past dues - The minimum down payment may be quoted and all past due payments collected and sent with the contract. (This method is legal in Texas, but may not be in other states. Only available when finance charges begin to accrue as of the effective date of the policy.)

SHORT TERM POLICIES

Policies which are effective for less than 12 months are known as "short term". Although the basic quoting procedures apply to both short term and annual policies, the short term policies earn at a greater rate. Therefor, a greater down payment will generally be required. To calculate the down payment for a short term policy use the following formula:

              (Min. down payment %)  X  12/(# of months in effect)

LIENHOLDER/REGULATORY AGENCY/THIRD PARTY NOTIFICATION

A lienholder, regulatory agency, or third party insured will usually require notification prior to cancellation. Since such notification is an obligation of the insurance company, the premium finance company does not issue a notice of cancellation to these entities. The presence of any of these entities will usually require an increased down payment because the insurance company will not provide notification of the cancellation until the finance company's notice of cancellation is received. Upon receipt, the insurance company will generate a cancellation notice which is usually effective in 30-45 days.

NUMBER OF DAYS REQUIRED TO CANCEL

A 20% down payment is recommended for an annual policy which requires a standard 10 day notice prior to cancellation. If an annual policy requires more than 10 days to cancel, the percentages listed below represent the recommended minimum down payment.


        # DAYS REQUIRED FOR CX                P/R               S/R
                 10                          20.0              25.0
                 30                          25.0              30.0
                 45                          30.0              35.0


MINIMUM EARNED PREMIUM

Policies with a minimum earned premium must require a down payment percentage which is at least equivalent to the minimum earned amount. The minimum earned amount may be expressed as a percentage or as a specific amount. The suggested down payment should be 2.5% greater than the minimum earned percentage; however competitive situations may dictate the down payment reflect only the minimum earned percentage.

NUMBER OF PAYMENTS

The number of payments permitted should be dictated by the number of months the policy is effective. Eight or nine payments is considered standard for a 12-month policy. The greater the number of payments, the higher the finance charge incurred by the insured. Generally, the last payment should be due at least 90 days prior to the expiration date of the policy.

FEES AND TAXES

Fees should be assumed to be fully earned and not be financed. If taxes are subject to earning on the standard short-rate or pro rata basis in the event of cancellation, the taxes must be financed using the down payment percentage applied to the policy. Any surcharge or tax which is fully earned should not be financed.

COLLECTIONS

Collection procedures will be applicable to any account that:

A. Has been canceled in excess of 120 days and reflects an outstanding balance.

  1. A Cancellation History Worksheet will be completed on any account reflecting an outstanding balance in excess of 120 days.

  2. Upon completion of the worksheet, specifically identify whether the balance is due from:

      A. Company/General Agent - Any balances due from the Company or GA should be pursued in accordance with statutory requirements.

      B. Agent - Any balances due from the Agent should be specifically identified on the worksheet. A copy of the worksheet should be provided to the Marketing Rep for collections. Only the Marketing Rep should contact the agent on this matter. The review of these accounts and the respective collection efforts will be the focus of the weekly Marketing/Collection meetings.

      C. Insured - Any balances due from the Insured should be submitted to Operations Manager.

          i.  Collection letters will be sent on all accounts.

         ii. Accounts with outstanding balances in excess of 90 days after receipt of gross unearned premium will be subject to write off.

        iii. Accounts in excess of $100 will be turned over to outside collection agency.

      B. Has been credited with the gross unearned premium for all policies and reflects an outstanding balance.

  1. A Cancellation History Worksheet will be completed on any account reflecting an outstanding balance after the gross unearned premium has been credited.

  2. Upon completion of the worksheet, specifically identify whether the balance is due from:

      A. Company/General Agent - Any balances due from the Company or GA should be pursued in accordance with statutory requirements.

      B. Agent - Any balances due from the Agent should be specifically identified on the worksheet. A copy of the worksheet should be provided to the Marketing Rep for collections. Only the Marketing Rep should contact the agent on this matter. The review of these accounts and the respective collection efforts will be the focus of the weekly Marketing/Collection meetings.

      C. Insured - Any balances due from the Insured should be submitted to Operations Manager.

          i.  Collection letters will be sent on all accounts.

         ii. Accounts with outstanding balances in excess of 90 days after receipt of gross unearned premium will be subject to write off.

        iii. Accounts in excess of $100 will be turned over to outside collection agency.

Any accounts which are not progressing toward collection will be discussed and evaluated during the Operations/Collection meeting.

                                  SCHEDULE IV
                                 MONTHLY REPORT
                             As of: March 31, 1996

             RECEIVABLES                                                          BORROWING BASE CALCULATION
A. Balances reflecting no cancellations                _________         X       100%    ____________________

B. Balances reflecting 10-30 day cancellations         _________         X        90%    ____________________

C. Balances reflecting 31-60 day cancellations         _________         X        50%    ____________________

D. Balances reflecting 61-90 day cancellations         _________         X         0%    ____________________

E. Balances reflecting 91-120 day cancellations        _________         X         0%    ____________________

F. Balances reflecting over 120 day cancellations      _________         X         0%    ____________________

G. Ineligible Receivables                              _________         X         0%    ____________________


                           TOTAL                       _________              TOTAL      ____________________

                                        CONCENTRATION LIMITS

                                    Total eligible Receivables                __________________


                * _________________     _________________       10%     LIMIT __________________

                * _________________     _________________        8%     LIMIT __________________

                * _________________     _________________        8%     LIMIT __________________

                * _________________     _________________        8%     LIMIT __________________

                * _________________     _________________        8%     LIMIT __________________


                              Total     _________________       35%     LIMIT __________________

                * Ineligible Receivables Deducted

                                                   CALCULATION


        Borrowings Base Total X 85%             ______________________________________________________________

Less:                                                         0
        Excess of Concentration Limits         -______________________________________________________________

Equals:
        Borrowing Base availability            =______________________________________________________________

Less:
        Amount Outstanding on Line             -______________________________________________________________

Equals:
        Amount Available to Advance            =______________________________________________________________




As the Chief Financial Officer or the Chief Executive Officer of Westchester Premium Acceptance Corporation, I certify that the above calculation is correct.

By: ____________________________________
Printed Name: __________________________
Title: _________________________________

                                                               EXHIBIT A
                                                          to the Loan Agreement

                                 [Form of Note]

$_______________                                                August __, 1996


                 FOR VALUE RECEIVED, on the Credit Expiration Date (as defined in Section 4.1 of the Loan Agreement hereinafter referred to), the undersigned hereby promises to pay to the order of [INSERT NAME OF BANK] (the "Lender"), the principal sum which is the lesser of ____________ ($_______) and the aggregate unpaid principal amount from time to time outstanding of all Loans made by the Lender, to the undersigned pursuant to Section 2.1 of the Loan Agreement, in immediately available funds and in lawful money of the United States of America, and to pay interest on the unpaid balance of said principal sum from time to time outstanding, from the date hereof, until the principal sum shall become due (whether by acceleration or otherwise), in like funds and money, at the office of the Agent (defined below) as shall be designated in the Loan Agreement, as provided in said Loan Agreement for Loans made by the Lender and at the maturity hereof.

                 This promissory note is the Note referred to in the Loan Agreement dated as of July 30, 1996 (as the same may from time to time be amended, the "Loan Agreement"), among the undersigned, [INSERT NAMES OF OTHER LENDERS], the Lender and Dresdner Bank AG, New York Branch, as agent for the Lenders (the "Agent"), to which Loan Agreement reference is made for a description of the rights of prepayment, the Events of Default and the rights of acceleration of maturity upon the occurrence of an Event of Default. All advances made by the Lender to the undersigned pursuant to the Loan Agreement and all payments made on account of principal hereof shall be recorded by the Lender and, prior to any transfer hereof, endorsed on the grid attached hereto which is part of this promissory note (provided that any failure by the Lender to make any such endorsement shall not affect the obligations of the undersigned under this Note in respect of any such advance).

THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

                                          WESTCHESTER PREMIUM ACCEPTANCE
                                            CORPORATION


                                          By:
                                             --------------------------
                                               Authorized Signatory

                     [REVERSE OF NOTE OR SCHEDULE THERETO]


                 This Note evidences Loans made by the Lender under Section 2.1 of the Loan Agreement dated as of July 30, 1996, as from time to time amended, among Westchester Premium Acceptance Corporation, [INSERT NAMES OF OTHER BANKS], the Lender and Dresdner Bank AG, New York Branch, as agent, in the principal amounts and on the dates set forth below, subject to the payments and prepayments of principal set forth below:




               PRINCIPAL      PRINCIPAL        PRINCIPAL
                AMOUNT        MOUNT PAID        BALANCE       TYPE OF
DATE            LOANED        R PREPAID       OUTSTANDING      LOAN
- ----           ---------      ----------      -----------     -------



                                                                  EXHIBIT B
                                                           to the Loan Agreement


                             [Form of Certificate]

                  [WESTCHESTER PREMIUM ACCEPTANCE CORPORATION/
                             TITAN HOLDINGS, INC.]

                                  Certificate

                 I, the undersigned, Secretary of [WESTCHESTER PREMIUM ACCEPTANCE CORPORATION/TITAN HOLDINGS, INC.], a ________ corporation ([the "Borrower"/the "Parent"]), DO HEREBY CERTIFY that:

                 1. This Certificate is furnished pursuant to Section 7.3[(e)/(f)] of that certain Loan Agreement dated as of July 30, 1996 (the "Agreement") among the Borrower, Dresdner Bank AG, New York and Grand Cayman Branches, Bank One Texas, N.A. and NationsBank of Texas N.A., as lenders, and Dresdner Bank AG, New York Branch, as agent. Unless otherwise defined herein, capitalized terms used in this Certificate have the meanings assigned to those terms in the Agreement.

                 2. Attached hereto as Exhibit A is a copy of the Certificate of Incorporation of [the Borrower/the Parent], certified by the Secretary of State of the State of __________.

                 3. There have been no amendments to the Certificate of Incorporation of [the Borrower/the Parent] since __________, 199 1

                 4. Attached hereto as Exhibit B is a true and correct copy of the by-laws of [the Borrower/the Parent] as in effect on the date hereof.


- -------------------


1. Insert the date of the Secretary of State's Certificate furnished pursuant to paragraph 2.

                 5. Attached hereto as Exhibit C is a true and correct copy of resolutions duly adopted by the Board of Directors of [the Borrower/the Parent] on _____________, 1996, which resolutions have not been revoked, modified, amended or rescinded and are still in full force and effect.

                 6. The below-named persons have been duly elected, have duly qualified as of and at all times since ___________, 19962 (to and including the date hereof) have been officers of [the Borrower/the Parent], holding the respective offices below set opposite their names, and the signatures below set opposite their names are their genuine signatures.

       Name                 Office           Signatures
       ----                 ------           ----------
                            [Title]
- -----------------------                ---------------------
                            [Title]
- -----------------------                ---------------------
                            [Title]
- -----------------------                ---------------------

                 7. There are no proceedings pending for the dissolution or liquidation of [the Borrower/the Parent].

                 WITNESS my hand and the seal of [the Borrower/the Parent] this ___ day of ________________, 199_.



                                                -----------------------------
                                                         Secretary





- ------------------------

2. Insert the date next preceding the effective date of adoption of the resolutions referred to in paragraph 4 above.

                 I, the undersigned, [title] of [the Borrower/the Parent], DO HEREBY CERTIFY that:

                 1. [Name of Secretary] is the duly elected and qualified Secretary of [the Borrower/the Parent] and the signature above is [his/her] genuine signature.

                 2. [Each of the Loan Agreement and each other Program Document to which the undersigned is a party] [the Guarantee] is in existence and is in full force and effect on the date hereof.

                 3. The representations and warranties on the part of [the Borrower/the Parent] contained or reaffirmed and repeated in the [Loan Agreement and in each other Program Document to which the undersigned is a party] [the Guarantee] are true and correct at and as of the date hereof as though made on and as of the date hereof.

                 4. No Event of Default or Default (or event which with the passage of time or notice or both would constitute an Event of Default) has occurred and is continuing, or would result from the consummation of the initial borrowing on this date.

                 WITNESS my hand on this _____ day of ____________, 1996.





                                                   ----------------------------
                                                       Authorized Signatory

                                                                 EXHIBIT C
                                                           to the Loan Agreement


                             [Form of Loan Request]


Dresdner Bank, New York Branch,
  as Agent
[ADDRESS]

Attention:       [Name]
                 [Title]

                 This Loan Request is delivered to you pursuant to Section 2.3 and Section 6.5 of the Loan Agreement dated as of July 30, 1996 (as it may be amended, supplemented, restated or otherwise modified from time to time, the "Agreement") among Westchester Premium Acceptance Corporation (the "Borrower") and Dresdner Bank AG, New York and Grand Cayman Branches, Bank One Texas, N.A. and NationsBank of Texas, N.A. (the "Lenders") and Dresdner Bank AG, New York Branch, as agent. Unless otherwise defined herein or the context otherwise requires, all capitalized terms used herein will have the respective meanings assigned to them in the Agreement.

                 The Borrower hereby requests that Loans be made in the aggregate principal amount of $___________ on ___________, 199_ as [a Eurodollar Loan/a Base Rate Loan]. [The Borrower requests that the Interest Period for the Eurodollar Loan requested hereby be [1/2/3/6] month(s).]

                 The Borrower hereby affirms that (i) the representations and warranties of the Borrower set forth in Section 7 of the Agreement are on the date hereof, and will be on the date of the proposed borrowing, true and correct as if made on and as of each such date except to the extent any such representations or warranties relate solely to an earlier date, (ii) no Event of Default has occurred and is continuing on the date hereof or shall have occurred and be continuing on the date of the proposed borrowing, and (iii) after giving effect to the making of the Loans requested hereby, the aggregate principal amount of all Loans outstanding will not exceed the lesser of (A) the Borrowing Base and (B) the Commitment.

                 The Borrower agrees that if, prior to the time that the borrowing requested hereby is made, the Agent and any matter affirmed herein shall no longer be true and correct, it will immediately so notify the Agent. Except to the extent, if any, that prior to the time that the borrowing requested hereby is made, the Agent and the Lenders shall receive written notice to the contrary from the Borrower each matter affirmed herein shall be deemed once again to be affirmed as true and correct as of the date of such borrowing as if then made.

                      Please wire transfer the proceeds of the requested borrowing to the account(s) of the following Persons at the financial institution(s) indicated below:

Amount to be                    Person to be Paid       Name, Address, etc.
Transferred                    Name        Account No.  of Payee Bank
- ------------              -------------    -----------  -------------------
$
 ----------               -------------                 ---------            ------------------

                                                                             ------------------
                                                                              ABA #
                                                                                   -------------
                                                                              Attention:
                                                                                        --------
$
 ----------               -------------                 ---------            ------------------

                                                                             ------------------
                                                                             ABA #
                                                                                  -------------
                                                                             Attention:
                                                                                       --------


                 The Borrower has caused this Loan Request to be executed and delivered, and the affirmations and warranties contained herein to be made, by its duly authorized officer this ____ day of __________, 199_.


                                      WESTCHESTER PREMIUM ACCEPTANCE
                                        CORPORATION


                                      By:
                                         ----------------------------
                                         Name:
                                         Title:

                                                                EXHIBIT D
                                                           to the Loan Agreement


                 [Form of Notice of Conversion or Continuation]

[Dresdner Bank, New York Branch,
  as Agent]
[ADDRESS]

Attention:            [Name]
                      [Title]

                 This Notice of Conversion or Continuation is delivered to you pursuant to Section 3.1(c) of the Loan Agreement dated as of July 30, 1996 (as it may be amended, supplemented, restated or otherwise modified from time to time, the "Agreement") among Westchester Premium Acceptance Corporation (the "Borrower") and Dresdner Bank AG, New York and Grand Cayman Branches, Bank One Texas, N.A. and NationsBank of Texas, N.A. (the "Lenders") and Dresdner Bank AG, New York Branch, as agent. Unless otherwise defined herein or the context otherwise requires, all capitalized terms used herein will have the respective meanings assigned to them in the Agreement.

                 The Borrower hereby requests that on ____________, 199_,

                          (1)  $_________ of the currently outstanding
                 principal amount of the Loans originally made on __________, 199_ [and $________ of the currently outstanding principal amount of the Loans originally made on _________, 199_],

                          (2) all currently being maintained as [Base Rate Loans/Eurodollar Loans],

                          (3) be [converted into/continued as] [Base Rate Loans/Eurodollar Loans].


                 The Borrower hereby certifies that (i) the representations and warranties of the Borrower set forth in Section 7 of the Agreement are on the date hereof, and will be on the date of the proposed [conversion/continuation], true and correct as if made on and as of such dates except to the extent any such representations or warranties relate solely to an earlier date, and (ii) no Default or Event of

Default has occurred and is continuing on the date hereof or shall have occurred and be continuing on the date of the proposed
[conversion/continuation].

                 The Borrower agrees that if, prior to the time that the [conversion/continuation] requested hereby is made, any matter certified to herein shall no longer be true and correct, it will immediately so notify the Agent. Except to the extent, if any, that prior to the time that the [conversion/continuation] requested hereby is made the Agent and the Lenders shall receive written notice to the contrary from the Borrower, each matter certified to herein shall be deemed once again to be certified as true and correct as of the date of such [conversion/continuation] as if then made.

                 The Borrower has caused this Notice of Conversion or Continuation to be executed and delivered, and the certifications and warranties contained herein to be made, by its duly authorized officer this ____ day of __________, 199_.

                                         WESTCHESTER PREMIUM ACCEPTANCE
                                           CORPORATION

                                         By:
                                            -----------------------------
                                            Name:
                                            Title:

                                                                  EXHIBIT E
                                                           to the Loan Agreement

                                                           Contract Date _______

[LOGO] PREMIUM FINANCE AGREEMENT TRUTH-IN LENDING DISCLOSURE
       WESTCHESTER PREMIUM ACCEPTANCE CORPORATION ("WPAC")
       1020 N.E. LOOP 410, SUITE 700, P.O. BOX 65100, TEL. 210-824-4330
       SAN ANTONIO, TEXAS 78265
                                  Producer No.__________ Account No.____________

- --------------------------------------------------------------   ---------------------------------------------------------------
INSURED (Name, residence or business address and phone number)   PRODUCER (Name, business address and phone number)

- --------------------------------------------------------------------------------------------------------------------------------
     POLICY NO.   |   DATE OF POLICY |    POLICY TERM  |     INSURANCE COMPANY  |    TYPE OF COVERAGE  |     PREMIUM
- --------------------------------------------------------------------------------------------------------------------------------
                  |                  |                 |                        |                      |
                  |                  |                 |                        |                      |
                  |                  |                 |                        |                      |
- --------------------------------------------------------------------------------------------------------------------------------
                                                         LOAN DISCLOSURES
================================================================================================================================
     AMOUNT FINANCED        |            FINANCE CHARGE            |      TOTAL OF PAYMENTS       |     ANNUAL PERCENTAGE
   The amount of credit     |     The dollar amount the credit    |   The amount you will have   |           RATE
   provided to you or on    |     will cost you. (See Note 13.)    |   paid after you have made   |   The cost of your credit
     your behalf.           |                                      |                              |
 $                          |     $                                |   $                          |                           %
- -------------------------------------==============================------------------------------------=========================
YOUR PAYMENT SCHEDULE WILL BE:
- --------------------------------------------------------------------------------------------------------------------------------
   Number of Payments      |        Amount of Payments        |                         When Payments are Due
- --------------------------------------------------------------------------------------------------------------------------------
                           |                                  |         Date Due        |   1st Payment Due  |    Frequency
- --------------------------------------------------------------------------------------------------------------------------------
                           |                                  |                         |                    |
- --------------------------------------------------------------------------------------------------------------------------------
SECURITY: You are giving a security interest in unearned premiums and loss payment on the insurance policy(ies).
LATE CHARGE: Late payment will incur a late payment charge. (See reverse side.)
PREPAYMENT:  If you pay off early you will not have to pay a penalty.
See reverse side of contract for any additional information about nonpayment default, any required repayment in full before schedule date, prepayment refunds and penalties.
- --------------------------------------------------------------------------------------------------------------------------------
ITEMIZATION OF AMOUNT FINANCED: THE FULL AMOUNT FINANCED WAS PAID TO THE ABOVE REFERENCED INSURANCE COMPANY(IES).
================================================================================================================================
TOTAL OF ALL PREMIUMS                $___________________     |  ANY MONEY RECEIVED AFTER NOTICE OF CANCELLATION
                                                              |  HAS BEEN SENT SHALL BE APPLIED TO THE OUTSTANDING
LESS: DOWN PAYMENT                   $___________________     |  INDEBTEDNESS OF THE NOTE BALANCE AND SHALL NOT BE
                                                              |  CONSTRUED AS A REINSTATEMENT OF THE INSURANCE
EQUALS: PRINCIPAL BALANCE            $___________________     |  POLICY.
- --------------------------------------------------------------------------------------------------------------------------------
The undersigned INSURED promises to pay WPAC at its address shown above, the amount stated as Total of Payments in accordance with the payment schedule, both as shown in the Loan Disclosure, and hereby authorizes WPAC to pay the premiums on the policy(ies) set forth above, subject to the provisions hereinafter set forth.
INSURED:
1.  Irrevocably appoints WPAC, attorney in fact of INSURED, with full authority upon default to cancel the policy(ies) above identified, with full power and whole authority to sign or otherwise execute the policy(ies), lost policy releases, notices necessary to effect cancellation of the policy(ies) and to collect or receive unearned premiums or loss payments which may become payable under said policy(ies).
2.  Hereby assigns to WPAC as security for the total amount payable hereunder all unearned premiums and all loss payments which may become payable under the policy(ies) listed above, as to all of which INSURED grants to WPAC as security interests.
3.  Agrees that this agreement shall be effective when written acceptance is mailed to INSURED by WPAC. (Note 14.)
4.  Agrees to all the provisions on the reverse side of this agreement, in addition to those set out above.
DO NOT SIGN THIS BEFORE YOU READ THE REVERSE SIDE, EVEN IF OTHERWISE ADVISED.
DO NOT SIGN THIS IF IT CONTAINS ANY BLANK SPACES.
YOU ARE ENTITLED TO AN EXACT COPY OF ANY AGREEMENT YOU SIGN.
YOU HAVE THE RIGHT AT ANY TIME TO PAY IN ADVANCE THE UNPAID BALANCE DUE UNDER THIS AGREEMENT AND YOU MAY BE ENTITLED TO A
PARTIAL REFUND OF THE FINANCE CHARGE.

SIGNATURE OF INSURED ____________________________________________________    DATE _________________________________
- --------------------------------------------------------------------------------------------------------------------------------
The undersigned warrants and agrees that (1) This agreement was completed as to all of its provisions and disclosures before it was signed by INSURED and a copy thereof was delivered to INSURED at the time of signing. (2) The INSURED'S signature is genuine and INSURED has full power and authority to enter into this transaction; (3) The insurance policy(ies) is/are in full force and effect and WPAC will be notified promptly of any and all changes in the terms of said policy(ies); (4) The policy(ies) does/do not require the insurance companies to give more than ten (10) days notice of cancellation, (except fifteen (15) days in PA);
(5) The cash down payment has been paid by INSURED; (6) Any lien it has its subordinate to the lien of WPAC; and (7) It shall hold WPAC harmless from and indemnify WPAC against any loss resulting from errors, omissions, or inaccuracies of Producer in preparing this agreement.

SIGNATURE OF PRODUCER ___________________________________________________   DATE __________________________________
- --------------------------------------------------------------------------------------------------------------------------------

                                                                 EXHIBIT F
                                                          to the Loan Agreement



                     A copy of the Convention Statements
                  was delivered to the Agent at the closing

                                                                   EXHIBIT 10.67


                         PLEDGE AND SECURITY AGREEMENT


                           Dated as of July 30, 1996

                                     among



                  WESTCHESTER PREMIUM ACCEPTANCE CORPORATION,
                                  as Borrower


                           DRESDNER BANK AG, New York
                       Grand Cayman Branches, as Lender,


                        BANK ONE TEXAS, N.A., as Lender


                     NATIONSBANK OF TEXAS, N.A., as Lender


                                      and


                       DRESDNER BANK AG, NEW YORK BRANCH,
                         as Agent and Collateral Agent

                               TABLE OF CONTENTS


                                                                                                                       Page
                                                                                                                       ----
Parties and Recitals                                                                                                    1


                                                        ARTICLE I

                                                       Definitions

Section 1.1               Definitions                                                                                   2


                                                        ARTICLE II

                                              Borrower's Obligations Secured

Section 2.1               Borrower's Obligations Secured Hereby                                                         2


                                                       ARTICLE III

                                        Representations, Warranties and Covenants

Section 3.1               Representations and Warranties                                                                3
Section 3.2               Covenants of the Borrower                                                                     4
Section 3.3               Possession of Finance Contracts                                                               5


                                                        ARTICLE IV

                                             Assignment of Receivables, etc.

Section 4.1               Assignment of Receivables                                                                     5
Section 4.2               Borrower's Obligations Absolute; Enforceability by Collateral Agent                           6
Section 4.3               Rights of Collateral Agent upon an Event of Default                                           7

                                                        ARTICLE V

                                                    Collateral Account

Section 5.1               Establishment and Maintenance                                                                 9
Section 5.2               Required Deposits                                                                             9
Section 5.3               Applications                                                                                 10
Section 5.4               Final Distributions                                                                          11


                                                        ARTICLE VI

                                       The Collateral Agent and the Secured Parties

Section 6.1               Appointment and Powers of Collateral Agent                                                   12
Section 6.2               Successor Collateral Agent                                                                   15
Section 6.3               Qualifications of Collateral Agent                                                           16


                                                       ARTICLE VII

                                                      Miscellaneous

Section 7.1               Execution of Amendments; etc. .                                                              16
Section 7.2               Further Assurances                                                                           16
Section 7.3               No Waiver; Cumulative Remedies                                                               17
Section 7.4               Notices, etc.                                                                                17
Section 7.5               Costs and Expenses, etc.                                                                     18
Section 7.6               Reinstatement                                                                                19
Section 7.7               Governing Law; Binding Character; Assignment                                                 19
Section 7.8               Severability of Provisions                                                                   19
Section 7.9               Headings                                                                                     20
Section 7.10              Execution in Counterparts                                                                    20
Section 7.11              Entire Agreement                                                                             20



Execution                                                                                                              21

                         PLEDGE AND SECURITY AGREEMENT


         THIS AGREEMENT dated as of July 30, 1996 among WESTCHESTER PREMIUM ACCEPTANCE CORPORATION (together with its successors and assigns, the "Borrower"), DRESDNER BANK AG, New York and Grand Cayman Branches ("Dresdner"), BANK ONE TEXAS, N.A. ("Bank One") and NATIONSBANK OF TEXAS, N.A. ("Nationsbank") (Dresdner, Bank One and Nationsbank, collectively, together with their respective successors and assigns, the "Lenders" and each a "Lender"), Dresdner Bank AG, New York Branch, as agent for the Lenders (in such capacity, together with its successors and assigns, the "Agent") and Dresdner Bank AG, New York Branch, as collateral agent hereunder (in such capacity, together with its successors and assigns, the "Collateral Agent").

                                  WITNESSETH:

         WHEREAS, the Borrower, the Lenders and the Agent have entered into that certain Loan Agreement dated as of the date hereof (as amended, supplemented or otherwise modified, the "Loan Agreement"), providing among other things for the commitment of the Lenders to make loans to the Borrower; and

         WHEREAS, the Borrower is entering into this Agreement with the Lenders, the Agent and the Collateral Agent for the purpose of, among other things, granting to the Collateral Agent for the benefit of itself, the Agent and the Lenders (collectively, the "Secured Parties") a first lien on and security interest in the Assigned Collateral (as defined below) for the purpose of securing all amounts at any time and from time to time owing by the Borrower to the Secured Parties under or in connection with the Loan Agreement, this Agreement or any other Program Documents (as such term is defined in the Loan Agreement).

         NOW, THEREFORE, in consideration of the premises and in order to induce the Lenders to make Loans (as defined in the Loan Agreement) to the Borrower, the Borrower agrees with the Lenders, the Agent and the Collateral Agent as follows:

                                   ARTICLE I

                                  Definitions


         Section 1.1 Definitions. As used in this Agreement and unless the context requires a different meaning, capitalized terms used herein and not otherwise defined have the meanings assigned to such terms in the Loan Agreement.


                                   ARTICLE II

                         Borrower's Obligations Secured

         Section 2.1 Borrower's Obligations Secured Hereby. This Agreement is made to provide for and secure repayment of the following indebtedness and liabilities of the Borrower (such indebtedness and liabilities being herein called the "Borrower's Obligations"):

                 First, the repayment of all amounts advanced or expended by the Collateral Agent, in its capacity as Collateral Agent, for the account of the Borrower hereunder, the payment of all costs and expenses at any time and from time to time incurred by the Collateral Agent, in its capacity as Collateral Agent, in connection with the administration or enforcement of this Agreement or any related document (including, without limitation, the reasonable fees and out-of-pocket expenses of counsel employed by the Collateral Agent in connection therewith), and the payment of all indemnities and other amounts at any time and from time to time payable hereunder to the Collateral Agent, in its capacity as Collateral Agent, by the Borrower,

                 Second, the repayment of all amounts advanced or expended by the Agent and the Lenders for the account of the Borrower hereunder or in connection with the Loan Agreement, and the payment of all costs and expenses at any time and from time to time incurred by the Agent and the Lenders in connection with the enforcement of or preservation of any right under the Loan Agreement or any other Program Document (including, without limitation, the reasonable fees and out-of-pocket expenses of counsel employed by the Agent or any Lender in connection therewith) and any other costs and expenses payable by the Borrower under or in connection with the Loan Agreement or any other Program Document,

                 Third, the payment of all indemnities at any time and from time to time payable to the Lenders and the Agent under or in connection with the Loan Agreement, this Agreement or any other Program Document, and

                 Fourth, the payment of all indebtedness and liabilities, whether absolute, fixed or contingent, at any time and from time to time owing by the Borrower to the Lenders and the Agent under or in connection with the Loan Agreement or any other Program Document including, without limitation, all amounts payable by the Borrower in respect of Loans, with interest thereon, and all other amounts at any time and from time to time owing by the Borrower to the Lenders and the Agent under or in connection with the Loan Agreement or any other Program Document on account of fees.


                                  ARTICLE III

                  Representations and Warranties and Covenants

         Section 3.1 Representations and Warranties. The Borrower represents and warrants to the Collateral Agent, the Agent and the Lenders as of the date hereof and as of the date of each making of a Loan as follows:

                 (a) the Borrower reaffirms and repeats its representations and warranties contained in the Loan Agreement and agrees that the Collateral Agent, the Agent and the Lenders may rely on such representations and warranties as though set forth herein in full.

                 (b)(i) No financing statement listing the Borrower as debtor (other than any which may have been filed on behalf of the Collateral Agent or in connection with the Existing Loan) covering any of the Assigned Collateral has been executed or is on file in any public office; (ii) at the date of each deposit of funds in the Collateral Account, the Borrower was, is or will then be the lawful owner of, and had, has or will then have good title to, such funds, free and clear of all Liens, rights and interests except the Lien granted pursuant hereto in favor of the Collateral Agent, and (iii) the Borrower is and will be the lawful owner of, and has and will have good and marketable title to, all Assigned Collateral, free and clear of all Liens except the Lien granted pursuant hereto in favor of the Collateral Agent.

                 (c) Except with respect to the Existing Loan, the Borrower has not previously created any security interest in the Assigned Collateral, the Collateral Account or the funds on deposit therein or any part thereof.

                 (d) Upon the termination of the security interests created in connection with the Existing Loan, all action necessary to protect and perfect the Collateral Agent's first priority perfected security interest in the Assigned Collateral, the Collateral Account and the funds on deposit therein will have been duly and effectively taken.

         Section 3.2  Covenants of the Borrower.

         (a) The Borrower will comply, in all material respects, with all Applicable Laws and the decrees and directions of any Governmental Authority applicable to the Assigned Collateral or any part thereof;

         (b) The Borrower will not sell, pledge or mortgage the Assigned Collateral or create, permit or suffer to exist, and will defend the Assigned Collateral against, and take such other actions as is necessary to remove, any Lien, judgment, claim or right in, to or on the Assigned Collateral, and will defend the right, title and interest of the Borrower in and to the Receivables and the Assigned Collateral against the claims and demands of all Persons whomsoever other than the Liens created hereby.

         (c) The Borrower will, at its own expense, take such further action and shall take such steps and execute and deliver such financing statements and other papers as the Collateral Agent or Agent or any Lender may deem necessary or appropriate from time to time to protect and perfect the Collateral Agent's security interest in the Assigned Collateral, the Collateral Account and the funds on deposit therein. Without limiting the foregoing, the Borrower agrees to cause the recordation of any necessary UCC-1 financing statements or assignments in the appropriate recording office of each relevant jurisdiction.

         Section 3.3 Possession of Finance Contracts. The Borrower shall retain the Finance Contracts and all other agreements or documents evidencing the Receivables as custodian, bailee and agent for the Collateral Agent. It is intended that pursuant to this Section the Collateral Agent shall be deemed to have possession of the Finance Contracts and related documents for purposes of
Section 9-305 of the UCC. The Borrower shall segregate all Finance Contracts and related documents relating to the Assigned Collateral separate and apart from all other documents and shall clearly mark each Finance Contract created after the date hereof and related document to clearly indicate that such Finance Contracts are subject to the security interest granted under this Agreement.


                                   ARTICLE IV

                        Assignment of Receivables, etc.

         Section 4.1 Assignment of Receivables. In order to secure and to provide for the repayment of the Borrower's Obligations, the Borrower hereby assigns, conveys and transfers to the Collateral Agent for the benefit of the Secured Parties and hereby grants to the Collateral Agent for the benefit of itself and the Secured Parties a security interest in, all of the Borrower's right, title and interest in, to and under the following:

                 (i) all Receivables now existing or hereafter arising including, without limitation, (A) all monies due and to become due under or in connection with any Receivable, (B) any damages arising out of or for breach or default in respect of any such Receivable, (C) all other amounts from time to time paid or payable under or in connection with any such Receivable, (D) the Finance Contracts and related agreements and instruments giving rise to the Receivables, and
         (E) the right of the Borrower to enforce the rights, remedies, powers, privileges and claims of the Borrower against the Obligors and the Producers under or with respect to the Receivables and the related Finance Contracts;

                 (ii) the Lock-Boxes, all funds in the Lock-Boxes from time to time and all claims of the Borrower in and to the funds on deposit in the Lock-Boxes from time to time;

                 (iii) all additional property that may from time to time hereafter be subjected to the grant and pledge hereof by the Borrower or by anyone on its behalf, including the deposit with the Collateral Agent of additional monies by the Borrower; and

                 (iv) all Proceeds (whether or not received by the Borrower) of any of the foregoing.

The Receivables, the Lock-Boxes, such additional property and all of the rights, titles, interests, monies, remedies, powers, privileges, claims and Proceeds therein so assigned pursuant to (i) through (iv) are herein collectively referred to as the "Assigned Collateral."

         Section 4.2 Borrower's Obligations Absolute; Enforceability by Collateral Agent. The Borrower hereby acknowledges that its obligations under this Agreement are and shall be absolute and unconditional under any and all circumstances, including, without limitation, the following circumstances: (a) any amendment, modification, supplement or waiver of or to any provision of the Loan Agreement, this Agreement or any other Program Document, or the illegality, invalidity, irregularity or unenforceability of the Loan Agreement, this Agreement, any other Program Document, or any Loans made to the Borrower, or (b) the breach or falsity of any representation or warranty on the part of any Secured Party or the Collateral Agent contained or reaffirmed and repeated in this Agreement, the Loan Agreement, any other Program Document, or otherwise made to any Secured Party or the Collateral Agent under or in connection with any of the foregoing, or (c) any failure on the part of any Secured Party or the Collateral Agent to perform or observe any term, covenant or agreement on its part to be performed or observed under the Loan Agreement, this Agreement, any other Program Document or any other agreement, instrument or document delivered in connection with any of the foregoing, or (d) the existence of any setoff, counterclaim, recoupment, defense or other right or claim which the Borrower may at any time have or have had against any Secured Party or the Collateral Agent, or (e) the dissolution, bankruptcy, insolvency or reorganization of the Borrower or any of its Affiliates or the appointment of a receiver, trustee, custodian or liquidator for any of the Borrower's or any of its Affiliates' assets, including without limitation, the Borrower's interest in the Assigned Collateral, or (f) the existence of any law, rule, regulation, order, writ, judgment, decree, determination or award purporting in any manner to affect the Loan Agreement, this Agreement, any other Program Document or any other agreement, instrument or document executed and delivered pursuant to or in connection with any of the foregoing, the Loans made to the Borrower, or any obligation of the Borrower under the Loan Agreement, this Agreement, any other Program Document or any related document, or (g) any other circumstances whatsoever which would otherwise constitute an excuse for nonperformance by the Borrower of its obligations hereunder, whether similar or dissimilar to any of the circumstances specified in clauses (a) through (f) above.

         Section 4.3  Rights of the Collateral Agent upon an Event of Default.
(a) Upon the occurrence of an Event of Default, the Collateral Agent shall have the right, as the true and lawful agent of the Borrower, with power of substitution for the Borrower and in the Borrower's name, the Collateral Agent's name or otherwise, for the use and benefit of the Collateral Agent to at the direction of the Majority Lenders (i) receive, endorse, assign and/or deliver any and all notes, acceptances, checks, drafts, money orders or other evidences of payment relating to the Assigned Collateral or any part thereof;
(ii) demand, collect, receive payment of, give receipt for and give discharges and releases of all or any of, the Assigned Collateral; (iii) sign the name of the Borrower on any invoice or similar statement relating to any of the Assigned Collateral; (iv) send verifications of Receivables to any Obligor thereon; (v) commence and prosecute any and all suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect or otherwise realize on all or any of the Assigned Collateral or to enforce any rights in respect of any Assigned Collateral; (vi) settle, compromise, compound, adjust or defend any actions, suits or proceedings relating to all or any of the Assigned Collateral; (vii) to notify, or to require the

Borrower to notify, each Obligor of the Security Interest granted hereby and to make payment in respect of the Receivables directly to the Collateral Account; and (viii) to use, sell, assign, transfer, pledge, make any agreement with respect to or otherwise deal with all or any of the Assigned Collateral, and to do all other acts and things necessary to carry out the purposes of this Agreement, as fully and completely as though the Collateral Agent on behalf of the Secured Parties were the absolute owner of the Assigned Collateral for all purposes; provided, however, that nothing herein contained shall be construed as requiring or obligating the Secured Parties to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by the Collateral Agent, or to present or file any claim or notice, or to take any action with respect to the Assigned Collateral or any part thereof or the moneys due or to become due in respect thereof or any property covered thereby, and no action taken or omitted to be taken by the Collateral Agent with respect to the Assigned Collateral or any part thereof shall give rise to any defense, counterclaim or offset in favor of the Borrower or to any claim or action against the Collateral Agent or any Secured Party. It is understood and agreed that the appointment of the Collateral Agent as the agent of the Borrower for the purposes set forth above is coupled with an interest and is irrevocable. The provisions of this Section 4.3 shall in no event relieve the Borrower of any of its obligations hereunder or under any of the other Program Documents to which it is a party with respect to the Assigned Collateral or any part thereof or impose any obligation on the Collateral Agent or any Secured Party to proceed in any particular manner with respect to the Assigned Collateral or any part thereof, or in any way limit the exercise by the Collateral Agent or any Secured Party, of any other or further right which it may have on the date of this Agreement or hereafter, whether hereunder, under the Loan Agreement or by law or otherwise.

         (b) Upon the occurrence of an Event of Default, the Collateral Agent on behalf of the Secured Parties shall have the right (at the direction of the Majority Lenders), as the true and lawful agent of the Borrower and in the Borrower's name, the Collateral Agent's name or otherwise, for the use and benefit of the Lender, to take control of the Lock-Boxes (by delivery of a Lock Box Notice to the Lock-Box Bank).

         (c) Upon the occurrence of an Event of Default, the Borrower agrees that the Collateral Agent on behalf of the Secured Parties shall have the right (at the direction of the Majority Lenders), at the same or different times, with or without legal process and with or without previous notice or demand for performance, to take possession of the Assigned Collateral and without liability for trespass to enter any premises where the Assigned Collateral may be located for the purpose of taking possession of or removing the Assigned Collateral and, generally, to exercise any and all rights afforded to a secured party under the UCC or other Applicable Law, including the liquidation or other disposition of the Assigned Collateral or any part thereof.

         (d) Upon the occurrence of an Event of Default, the Borrower shall, upon the request of the Collateral Agent (given at the direction of the Majority Lenders), transfer to the Collateral Agent all records, correspondence and documents (including computer software) requested by the Collateral Agent and to permit the Collateral Agent to have access to, and to copy, all software used by the Collateral Agent in the collection, administration or monitoring of the Receivables. The Borrower shall, in connection with the foregoing, transfer to the Collateral Agent all of the Borrower's rights in and to each license with respect to such software.


                                   ARTICLE V

                               Collateral Account

         Section 5.1 Establishment and Maintenance. Concurrently with the execution and delivery hereof, the Collateral Agent shall establish for the benefit of the Secured Parties at its offices located at New York, New York, a separate account entitled the "WPAC Internal Settlement Account", Acct. No. 108248-15 (the "Collateral Account"). The Collateral Account shall be subject to the exclusive dominion and control of the Collateral Agent and the operation of which shall be governed by this Article. The Borrower shall have no right of withdrawal from the Collateral Account.

         Section 5.2 Required Deposits. (a) The Borrower agrees that (i) at the request of the Majority Lenders after the occurrence of an Event of Default it will remit all amounts owing by it to the Lenders, the Agent and the Collateral Agent under this Agreement, the Loan Agreement, the Notes and the other Program Documents directly to the Collateral Account, and will cause the Parent to remit all amounts payable by it under the Guaranty directly to the Collateral Account, (ii) after the Collateral Agent's delivery of the Lock-Box Notice pursuant to Section 4.3(a) hereof cause all amounts remitted to a Lock Box under the

Lock Box Agreement to be deposited directly in the Collateral Account. The Collateral Agent is hereby irrevocably authorized and empowered, as the Borrower's attorney-in-fact, to endorse any check or any other instrument or security presented for deposit in the Collateral Account requiring the endorsement of the Borrower.

                 (b) Notwithstanding the foregoing provisions of this Section 5.2, if at any time the Borrower receives any proceeds or payments required to be deposited in the Collateral Account, all such amounts shall be held by the Borrower as the agent of and in trust for the Collateral Agent and shall, forthwith upon receipt by the Borrower, be turned over to the Collateral Agent for deposit in the Collateral Account in the same form as received by the Borrower (and, if received in the form of a check, instrument or security requiring endorsement, duly endorsed on behalf of the Borrower to the order of the Collateral Agent). If any such check, instrument or security shall not be so endorsed, the Collateral Agent is hereby irrevocably authorized and empowered to endorse the same on behalf of the Borrower as its attorney-in-fact.

                 Section 5.3 Applications. The Collateral Agent shall distribute all funds in the Collateral Account in the following order of priority:

                 FIRST, to the Collateral Agent in an amount equal to all fees, costs and expenses owing to the Collateral Agent under this Agreement;

                 SECOND, to the Agent in an amount equal to costs and expenses owing to the Agent under the Loan Agreement and the other Program Documents;

                 THIRD, to the extent of any funds remaining after application in accordance with clause FIRST and SECOND, to the Lenders, an amount equal to the unpaid interest on the Loans then outstanding (whether or not then due and payable) and, if such monies shall be insufficient to pay such amounts in full, then ratably (without priority of any one over any other) to the Lenders in proportion to the unpaid amounts thereof on the date of distribution;

                 FOURTH, to the extent of any funds remaining after application in accordance with clauses FIRST, SECOND and THIRD, to the Lenders, an amount equal to the unpaid principal on the Loans then outstanding (whether or not then due and payable) and, if such monies shall be insufficient to pay such amounts in full, then ratably (without priority of any one over any other) to the Lenders in proportion to the unpaid amounts thereof on the date of distribution;

                 FIFTH, to the extent of any funds remaining after applicable in accordance with clauses FIRST, SECOND, THIRD and FOURTH, to the Lenders, amounts equal to all other sums which constitute the Borrower's Obligations, including, without limitation the costs and expenses of the Lenders and their representatives which are due and payable as of the date of the distribution, and, if such moneys shall be insufficient to pay such sums in full, then ratably (without priority of any one over any other) to the Lenders in proportion to such sums then due and payable on the date of distribution.

For purposes of determining the application to be made of such monies and other cash proceeds to any Lender pursuant to clauses THIRD, FOURTH and FIFTH of
Section 5.3 hereof, the Collateral Agent may rely exclusively upon a certificate or other statement of such Lender as to the amount then owing to such Lender. For purposes of determining the application to be made of such monies and other cash proceeds to the Agent pursuant to clause SECOND of
Section 5.3 hereof, the Collateral Agent may rely exclusively upon a certificate or other statement of the Agent as to the amounts then owing.

                 Section 5.4 Final Distributions. The Borrower agrees that upon (i) the termination of the Commitments, and (ii) the final payment in full of all of the Borrower's Obligations, any funds remaining in the Collateral Account after the applications set forth in Section 5.3 shall be paid to the Borrower or its successors or assigns or to whomsoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct.


                                   ARTICLE VI

                          The Collateral Agent and the
                                Secured Parties

                 Section 6.1 Appointment and Powers of Collateral Agent. The Lenders and Agent hereby appoint the Collateral Agent their agent hereunder, and hereby authorize the

Collateral Agent to take such action on their behalf and to exercise such rights, remedies, powers and privileges hereunder as are specifically authorized to be exercised by the Collateral Agent by the terms hereof, together with such rights, remedies, powers and privileges as are reasonably incidental thereto. The Collateral Agent may execute any of its duties as agent hereunder by or through agents or employees and shall be entitled to retain experts (including counsel) and to act in reliance upon the advice of such experts concerning all matters pertaining to the agencies hereby created and its duties hereunder, and shall not be liable for any action taken or omitted to be taken by it in good faith in accordance with the advice of such experts selected by it. The relationship between the Collateral Agent, the Agent and each Lender is that of agent and principal only, and nothing herein shall be deemed to constitute the Collateral Agent a trustee for the Agent any Lender or impose on the Collateral Agent any obligations other than those for which express provision is made herein. The Agent and each Lender agrees that the rights and remedies granted to the Collateral Agent hereunder shall be exercised exclusively by the Collateral Agent, and that neither the Agent nor any Lender shall have any right individually to exercise any such right or remedy, except to the extent, if any, expressly provided herein.

                 Except as required by the specific terms of this Agreement, the Collateral Agent shall have no duty to exercise any right, power, remedy or privilege granted to it hereby, or to take any affirmative action hereunder, unless directed to do so by the Majority Lenders (and shall be fully protected in acting or refraining from acting pursuant to such directions which shall be binding on the Lenders), and shall not, without the prior approval of the Majority Lenders, consent to any material departure by the Borrower from the terms hereof or of the Assigned Collateral, waive any default on the part of the Borrower or the Company hereunder or under the Assigned Collateral or amend, modify, supplement or terminate, or agree to any surrender of, this Agreement or the Assigned Collateral; provided, that, the Collateral Agent shall not be required to take any action which exposes the Collateral Agent to personal liability or which is contrary to this Agreement, any other Program Document or any agreement or instrument relating to the Assigned Collateral or Applicable Law.

                 Neither the Collateral Agent, nor any of its directors, officers, employees or agents, shall be liable to any Lender or the Borrower for any action taken or omitted to be taken by the Collateral Agent hereunder, or in connection herewith, except for its gross negligence or willful misconduct; nor shall the Collateral Agent be responsible to the Agent or any Lender for the validity, effectiveness, value, sufficiency or enforceability against the Borrower of this Agreement or any other Program Document or any document furnished pursuant hereto or thereto or in connection herewith or therewith, or of the Assigned Collateral (or any part thereof), or the funds on deposit in the Collateral Account (or any part thereof). Without limiting the generality of the foregoing, the Collateral Agent: (i) makes no warranty or representation to the Agent or any Lender and shall not be responsible to the Agent or any Lender for any statements, warranties or representations made in or in connection with this Agreement, any other Program Document or any other document relating to the Assigned Collateral; (ii) shall not have any duty, except as expressly provided herein, to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of this Agreement, any other Program Document or any other agreement or instrument relating to the Assigned Collateral on the part of any party hereto or thereto or to inspect any books and records relating to the Assigned Collateral, and (iii) shall not be responsible to the Agent or any Lender for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement, any other Program Document or any other document relating to the Assigned Collateral.

                 The Collateral Agent shall be entitled to rely on any communication (which may be by telegram or telecopy), instrument, paper or other document or telephonic instruction believed by it to be genuine and correct and to have been signed, sent or given by the proper Person or Persons. The Collateral Agent shall be entitled to assume that no Default or Event of Default shall have occurred and be continuing, unless an officer of the Collateral Agent has actual knowledge thereof or the Collateral Agent has received notice from the Agent or the Majority Lenders that the Majority Lenders consider that such a Default or an Event of Default has occurred and is continuing and specify the nature thereof. The Collateral Agent may accept deposits from, lend money to and generally engage in any kind of business with the Borrower and its Affiliates as if it were not the agent of the Secured Parties.

                 Each Lender hereby agrees, in the ratio that such Lender's Commitment under the Loan Agreement bears to the Total Commitment, to indemnify and hold harmless the Collateral Agent, from and against any and all losses, liabilities (including, liabilities for penalties), actions, suits, judgments, demands, damages, costs and expenses of any kind whatsoever (including, without limitation, fees and expenses of counsel and other experts) incurred or suffered by the Collateral Agent in its capacity as agent hereunder as a result of any action taken or omitted to be taken by the Collateral Agent in such capacity or otherwise incurred or suffered by, made upon, or assessed against the Collateral Agent in such capacity; provided, that no Lender shall be liable for any portion of any such losses, liabilities, actions, suits, judgments, demands, costs or expenses resulting from or attributable to gross negligence or willful misconduct on the part of the Collateral Agent. Without limiting the generality of the foregoing, each Lender hereby agrees, in the ratio aforesaid, to reimburse the Collateral Agent promptly following its demand for any out-of-pocket expenses (including, without limitation, fees and expenses of counsel) incurred by the Collateral Agent hereunder and not promptly reimbursed to the Collateral Agent by the Borrower or by application of the Assigned Collateral. Each Lender's obligations under this paragraph shall survive the termination of the Loan Agreement and the discharge of the Borrower's obligations thereunder. The obligations of the Lenders under this paragraph are several, and no Lender shall be responsible for the obligation of any other Lender under this paragraph, nor will the failure of any Lender to perform any of its obligations under this paragraph relieve any other Lender from the performance of its obligations under this paragraph.

                 The Collateral Agent may treat each Lender as the holder of the Note delivered to such Lender pursuant to the Loan Agreement for all purposes whatsoever unless and until notice of a transfer or assignment thereof shall have been given to the Collateral Agent. Any request, authority or consent of any Lender shall be conclusive and binding on any subsequent transferee or assignee thereof.

                 Section 6.2 Successor Collateral Agent. The Collateral Agent acting hereunder at any time may resign by an instrument in writing addressed and delivered to the Agent, each Lender and the Borrower, and may be removed at any time with or without cause by an instrument in writing duly executed by or on behalf of the Majority Lenders. Subject to the provisions of Section 6.3 hereof, the Majority Lenders shall also have the right to appoint, subject to the approval of the Borrower, a successor to the Collateral Agent upon any such resignation or removal by an instrument of substitution complying with the requirements of applicable law, or, in the absence of any such requirements, without other formality than appointment and designation in writing. Upon the making and acceptance of such appointment, the execution and delivery by such successor Collateral Agent of a ratifying instrument pursuant to which such successor Collateral Agent agrees to assume the duties and obligations imposed on the Collateral Agent by the terms of this Agreement, and the delivery to such successor Collateral Agent of the Assigned Collateral and the funds on deposit and the Collateral Account and documents and instruments then held by the retiring Collateral Agent, such successor Collateral Agent shall thereupon succeed to and become vested with all the estate, rights, powers, remedies, privileges, immunities, indemnities, duties and obligations hereby granted to or conferred or imposed upon the Collateral Agent named herein, and one such appointment and designation shall not exhaust the right to appoint and designate further successor Collateral Agents hereunder. No Collateral Agent shall be discharged from its duties or obligations hereunder until the Assigned Collateral and the funds on deposit in the Collateral Account and documents and instruments then held by such Collateral Agent shall have been transferred or delivered to the successor Collateral Agent in its capacity as a bank or trust company, until all funds held in the Collateral Account maintained with the retiring Collateral Agent shall have been transferred to the new Collateral Account and until such retiring Collateral Agent shall have executed and delivered to the successor Collateral Agent appropriate instruments substituting such successor Collateral Agent as attorney-in-fact of the Borrower for purposes of this Agreement and assigning the retiring Collateral Agent's security or other interest in the Assigned Collateral, the Collateral Account and the funds on deposit therein, to the successor Collateral Agent. If no successor Collateral Agent shall be appointed, as aforesaid, or, if appointed, shall not have accepted its appointment, within thirty (30) days after resignation or removal of the retiring Collateral Agent, then, subject to the provisions of Section 6.3 hereof, the Collateral Agent may appoint a successor Collateral Agent. Each such successor Collateral Agent shall provide the Borrower, the Agent and the Lenders with its address, and telephone and telecopy numbers, to be used for purposes of Section 7.4 hereof, in a notice complying with the terms of said Section. Notwithstanding the resignation or removal of any Collateral Agent hereunder, the provisions of this Article shall continue to inure to the benefit of such Collateral Agent in respect of any action taken or omitted to be taken by such Collateral Agent in its capacity as such while it was Collateral Agent under this Agreement.

                 Section 6.3 Qualifications of Collateral Agent. Any Collateral Agent at any time acting hereunder must at all times be a bank or trust company having its principal office in, or acting through a branch or agency in, the

District of Columbia or one of the States located in the continental United States, be authorized to accept deposits and offer checking account facilities.


                                  ARTICLE VII

                                 Miscellaneous

                 Section 7.1 Execution of Amendments, etc. No amendment, modification, supplement, termination or waiver of or to any provision of this Agreement, nor any consent to any departure by the Borrower from any provision of this Agreement, shall be effective unless the same shall be in writing and signed on behalf of the Collateral Agent, the Agent and the Majority Lenders and the Borrower; provided, however, that any release of the Collateral Agent's security interest in any portion of the Assigned Collateral and any modification of this Section 7.1 shall require the approval of all the Lenders. Any waiver of any provision of this Agreement, and any consent to any departure by the Borrower from the terms of any provision of this Agreement, shall be effective only in the specific instance and for the specific purpose for which given. No notice to or demand upon the Borrower in any instance hereunder shall entitle the Borrower to any other or further notice or demand in similar or other circumstances.

                 Section 7.2 Further Assurances. The Borrower agrees that it will join with the Collateral Agent in executing and, at its own expense, file and refile, or permit the Collateral Agent to file and refile, such financing statements, continuation statements and other documents (including this Agreement) in such offices as the Collateral Agent may deem necessary or appropriate and wherever required or permitted by law in order to perfect and preserve the rights and interests granted to the Collateral Agent hereby, and hereby authorizes the Collateral Agent to file financing statements and amendments thereto and continuation statements relative to all or any part thereof without the signature of the Borrower where permitted by law, and agrees to do such further acts and things, and to execute and deliver to the Collateral Agent such additional assignments, agreements, powers and instruments, as the Collateral Agent may require or deem advisable to carry into effect the purposes of this Agreement or to better assure and confirm unto the Collateral Agent its rights, powers and remedies hereunder.

                 Section 7.3 No Waiver; Cumulative Remedies. No failure on the part of the Collateral Agent to exercise, and no delay on the part of the Collateral Agent in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy by the Collateral Agent preclude any other or further exercise thereof or the exercise of any other right, power or remedy. All remedies hereunder are cumulative and are not exclusive of any other remedies that may be available to the Collateral Agent, whether at law, in equity or otherwise.

                 Section 7.4 Notices, etc. Except where telephonic (which shall be confirmed in writing promptly) instructions or notices are authorized herein to be given, all notices, demands, instructions and other communications required or permitted to be given to or made upon any party hereto shall be in writing and shall be personally delivered or sent by overnight courier, registered, certified or express mail, postage prepaid, return receipt requested, or by facsimile (with telephone confirmation of such transmission) or prepaid telegram (with messenger delivery specified in the case of a telegram) and shall be deemed to be given for purposes of this Agreement on the date that such writing is delivered or sent to the intended recipient thereof in accordance with the provisions of this Section. Unless otherwise specified in a notice sent or delivered in accordance with the foregoing provisions of this Section, notices, demands, instructions and other communications in writing shall be given to or made upon the following parties at their respective addresses (or to their respective telecopy numbers) indicated below, and, in the case of telephonic instructions or notices, by calling the telephone number or numbers indicated for such party below:

         If to the Borrower:

                 Westchester Premium Acceptance Corporation
                 1020 N.E. Loop 410
                 Suite 700
                 San Antonio, Texas 78209
                 Attention:  Chief Financial Officer
                 Telephone:  (210) 824-4546
                 Telecopy:  (210) 824-3681

         If to the Collateral Agent:

                 Dresdner Bank AG, New York Branch
                 75 Wall Street
                 New York, New York 10005
                 Attention:  Mr. Lloyd C. Stevens
                 Telephone:  (212) 429-2229
                 Telecopy:  (212) 429-2524

                 with a copy to:

                 Dresdner Bank AG, New York Branch
                 75 Wall Street
                 New York, New York 10005
                 Attention:  Credit Services Department

         If to the Lenders or the Agent:

                 To the respective addresses, telephone numbers and telecopy numbers designated pursuant to Section 14.1 of the Loan Agreement.

                 Section 7.5 Costs and Expenses, etc. The Borrower hereby agrees to reimburse the Collateral Agent, on demand, for all costs and expenses incurred by the Collateral Agent in connection with the administration and enforcement of this Agreement and agrees to indemnify and hold harmless the Collateral Agent and the Secured Parties from and against any and all losses, liabilities (including liabilities for penalties), actions, suits, judgments, demands, costs and expenses (including, without limitation, reasonable attorneys' fees and expenses) incurred by the Collateral Agent (in its capacity as Collateral Agent) or any Secured Party hereunder or in connection herewith, unless such liability shall be due to willful misconduct or gross negligence on the part of the Collateral Agent, or such Secured Party or its agents or employees. If the Borrower shall fail to do any act or thing which it has covenanted to do hereunder or any representation or warranty on the part of the Borrower contained herein or repeated and reaffirmed herein shall be breached, the Collateral Agent may, with the consent of the Majority Lenders (but shall not be obligated to), do the same or cause it to be done or remedy any such breach, and may expend its funds for such purpose. Any and all amounts so expended by the Collateral Agent shall be repayable to it by the Borrower, upon the Collateral Agent's demand therefor. The obligations of the Borrower under this Section shall survive the termination of this Agreement and the discharge of the Borrower's Obligations in full hereunder and shall also survive the termination of the Commitment of any Lender.

                 Section 7.6 Reinstatement. This Agreement shall continue to be effective, or be reinstated, as the case may be, if at any time any amount received by the Collateral Agent, the Agent or any Lender in respect of the Assigned Collateral is rescinded or must otherwise be restored or returned upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Borrower or the appointment of an intervenor or conversator of, or trustee or similar officer for, the Borrower or any substantial part of its respective properties, or otherwise, all as though such payment had not been made.

                 Section 7.7 Governing Law; Binding Character; Assignment. This Agreement shall be governed by and construed in accordance with the laws of the State of New York. This Agreement shall be binding upon and shall inure to the benefit of the Borrower, the Agent, the Lenders and the Collateral Agent, and their respective successors and assigns; provided, however, that the Borrower shall not assign its rights or obligations hereunder or in connection herewith or any interest herein (voluntarily, by operation of law or otherwise) without the prior written consent of the Agent and the Majority Lenders.

                 Section 7.8 Severability of Provisions. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

                 Section 7.9 Headings. Article and Section headings used in this Agreement are for convenience of reference only and shall not affect the construction of this Agreement.

                 Section 7.10 Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute one and the same Agreement.

                 Section 7.11 Entire Agreement. This Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings, written or oral, among the parties.

                 IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                        WESTCHESTER PREMIUM ACCEPTANCE
                                          CORPORATION,
                                          as Borrower


                                        By:
                                            ------------------------------------
                                        Name:
                                        Title:


                                        DRESDNER BANK AG, New York and
                                          Grand Cayman Branches,
                                          as Lender


                                        By:
                                            ------------------------------------
                                        Name:
                                        Title:


                                        By:
                                            ------------------------------------
                                        Name:
                                        Title:


                                        BANK ONE TEXAS, N.A.,
                                          as Lender


                                        By:
                                            ------------------------------------
                                        Name:
                                        Title:


                                        NATIONSBANK OF TEXAS, N.A.,
                                          as Lender


                                        By:
                                            ------------------------------------
                                        Name:
                                        Title:

                                        DRESDNER BANK AG, NEW YORK BRANCH,
                                          as Agent and Collateral Agent


                                        By:
                                            ------------------------------------
                                        Name:
                                        Title:


                                        By:
                                            ------------------------------------
                                        Name:
                                        Title:

                                   GUARANTEE

                 This GUARANTEE dated as of July 30, 1996 from the undersigned WESTCHESTER PREMIUM ACCEPTANCE CORPORATION, a Texas corporation (together with its successors and assigns, the "Guarantor"), in favor of DRESDNER BANK AG, acting through its New York and Grand Cayman branches ("Dresdner"), BANK ONE TEXAS, N.A. ("Bank One") and NATIONSBANK OF TEXAS, N.A. ("NationsBank") (Dresdner, Bank One and NationsBank, collectively, together with their respective successors, assigns and transferees, the "Lenders") and Dresdner Bank AG, New York Branch in its capacity as agent for the Lenders (together with its successors and assigns the "Agent").

                 WHEREAS, the Guarantor desires the Agent and the Lenders to enter into that certain Loan Agreement (the "Agreement") among the Agent, the Lenders and Titan Holdings, Inc. (together with its successors and assigns, the "Borrower") whereby the Lenders have agreed, inter alia, to make available to the Borrower (i) a term loan in the principal amount of $20,000,000; and (ii) from time to time loans up to the maximum principal amount of $10,000,000 (together the "Loans");

                 WHEREAS, the Borrower is the indirect holder of 100% of the outstanding capital stock of the Guarantor;

                 WHEREAS, it is a condition precedent to the effectiveness of the Agreement that the Guarantor deliver this Guarantee; and

                 WHEREAS, the capitalized terms used herein which are not defined herein are used herein as defined in the Agreement.

                 NOW, THEREFORE, in order to induce the Lenders and the Agent to enter into the Program Documents and for the Lenders to make the Loans and for other good and valuable consideration, receipt of which is hereby acknowledged, the Guarantor hereby agrees as follows:

                 1. Guarantee. The Guarantor does hereby acknowledge that it is fully aware of the Agreement and the other Program Documents and the transactions contemplated thereby, and does hereby irrevocably and unconditionally guarantee, as primary obligor and not as surety merely, without offset or reduction, irrespective of the validity, enforceability or effectiveness of the Agreement or any other Program Document and waiving all rights of objection and defenses arising therefrom, full and prompt payment to the Agent and the Lenders (each a "Secured Party" and collectively, the "Secured Parties") of all Borrower's obligations under the Agreement and each other Program Documents, including, without limitation all sums owing by the Borrower to the Agent or the Lenders, hereunder, whether for principal, interest, fees, expenses or otherwise (the "Borrower's Obligations") and, as primary obligor and not merely as a surety, agrees to indemnify each of the Secured Parties from and against any loss any of them may incur as a result of or in connection with any of the Borrower's Obligations being or becoming void, voidable or unenforceable for any reason whatsoever, whether or not known to any Secured Party (including, without limitation, the liquidation, dissolution, receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, arrangement, composition or readjustment of, or other similar proceedings affecting the status, existence, assets or obligations of, the Borrower, or the disaffirmance by the Borrower, any court of competent jurisdiction or any trustee in bankruptcy, receiver or similar official of the Borrower with respect to any Program Document to which the Borrower is a party in any such proceeding). The obligations of the Guarantor hereunder shall not be affected by the genuineness, validity, regularity or enforceability of any of the Borrower's Obligations, any Program Document or any other agreement to which the Borrower is a party, or any amendment, waiver or other modification of the Agreement or any other Program Document (except to the extent of such amendment, waiver or modification), or release or exchange of the Pledged Shares (except to the extent of such release or exchange) without the consent of the Guarantor, any priority or preference to which any of the Borrower's Obligations may be entitled over any other Borrower's Obligations under the Agreement or any other Program Document or, to the fullest extent permitted by applicable law, any other circumstance which might otherwise constitute a legal or equitable defense to or discharge of the obligations of a surety or guarantor, including, without limitation, any defense arising out of any laws of the United States of America or any state thereof, which would either exempt, modify or delay the due or punctual payment and performance of the obligations of the Guarantor hereunder. This Guarantee is a guarantee of prompt payment and performance and not merely a guarantee of collection. The Guarantor specifically agrees that it shall not be necessary or required, and that the Guarantor shall not be entitled to require, that any Person (i) file suit or proceed to obtain or assert a claim for personal judgment against the Borrower for the Borrower's Obligations, or (ii) make any effort at collection of the Borrower's Obligations from the Borrower, or (iii) foreclose against or seek to realize upon any Pledge Shares or other security now or hereafter existing for the Borrower's Obligations, or (iv) file suit or proceed to obtain or assert a claim for personal judgment against any other Person liable for the Borrower's Obligations, or make any effort at collection of the Borrower's Obligations or the Pledge Shares from any such other Person, or exercise or assert any other right or remedy to which any Person is or may be entitled in connection with the Borrower's Obligations, the Pledged Shares or any security or other guaranty therefor, or (v) assert or file any claim against the assets of the Borrower or the Guarantor or any other guarantor or other Person liable for the Borrower's Obligations, or any part thereof, before or as a condition of enforcing the liability of the Guarantor under this Guarantee or requiring payment or performance of said Borrower's Obligations by the Guarantor hereunder, or at any time thereafter.

                 2. Guarantor's Waivers. The Guarantor waives notice of the acceptance of this Guarantee and of the performance or nonperformance by the Borrower, demand for payment from the Borrower or any other person and notice of nonpayment or failure to perform on the part of the Obligor, all demands whatsoever, and any other defense which may be available to the Guarantor under applicable law.

                 3. Nature of Guarantee. The obligations of the Guarantor shall be absolute and unconditional and shall remain in full force and effect until satisfaction of all of the Borrower's Obligations and, without limiting the generality of the foregoing, shall not be released, discharged or otherwise affected by the existence of any claims, set-off, defense or other rights which the Guarantor may have at any time and from time to time against the Obligor, whether in connection with the transactions contemplated by the Agreement, any other Program Document or any unrelated transactions. This Guarantee shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any Borrower's Obligation is rescinded or must otherwise be returned by any Secured Party upon the insolvency, bankruptcy, reorganization or similar proceeding with respect to the Borrower, the Guarantor or otherwise, all as though such payment had not been made.

                 4. Amendments. No amendment of, or supplement to, this Guarantee, or waiver or modification, or consent under, the terms hereof, shall be effective unless evidenced by an instrument in writing signed by each of the parties hereto.

                 5. Payments. All payments hereunder shall be made free and clear of, and without deduction or withholding for or on account of, any taxes, levies, fees, imposts, duties, expenses, commissions, withholdings, assessments or other charges, together with all penalties, fines, additions to tax and interest thereon (collectively, "Withholdings"). If any Withholdings shall be required by law to be deducted or withheld from any payment hereunder, the Guarantor shall increase the amount paid so that each of the Secured Parties receives, after deduction or withholding on account of Withholdings required, the payment to be made by the Borrowers pursuant to the Agreement or any other Program Document, or, in the case of payments required solely by virtue of this Guarantee, the full amount of the payment provided for in this Guarantee.

                 6. Guarantor's Representations. The Guarantor hereby represents and warrants to the Lenders as follows:

                  (a) The Guarantor is a corporation duly organized and validly existing pursuant to the laws of its domicile and has the power and authority to own and hold its properties wherever located and to enter into and perform its obligations under this Guarantee. The Guarantor has the power and authority to carry on its business as now conducted, to own or hold under lease the properties it holds itself out as owing or leasing and to enter into and perform its obligations under this Guarantee.

                  (b) The Guarantor has power and authority to issue this Guarantee, and the execution, delivery and performance by Guarantor of this Guarantee has been duly authorized by all necessary corporate and other action on the part of the Guarantor, does not require any approval or other action of the holders of any indebtedness or obligations of the Guarantor, except for such as have been obtained, and have been duly executed and delivered by the Guarantor, and neither the execution and delivery and performance thereof, nor the consummation of the transactions contemplated thereby, contravenes any law, judgment, governmental rule, regulation or order applicable to or binding on the Guarantor or its assets, or contravenes or results in any breach of, or constitutes any default under, any indenture, mortgage, chattel mortgage, deed of trust, conditional sales contract, bank loan or credit agreement or other material agreement or instrument to which the Guarantor is a party or by which the Guarantor or its properties may at present be bound or affected.

                  (c) Neither the execution and delivery by the Guarantor of this Guarantee, nor the consummation of any of the transactions by the Guarantor contemplated hereby, (i) requires the consent or approval of or the giving of notice to, consent or approval or license of, or the registration with, or the taking of any other action in respect of, any Governmental Authority or any other Person or (ii) violates any Applicable Law.

                  (d) This Guarantee has been duly entered into and delivered by the Guarantor and constitutes the legal, valid and binding obligation of the Guarantor enforceable against the Guarantor in accordance with the terms hereof. The obligations of the Guarantor under this Guarantee rank, and until discharge in full will continue to rank, in right of payment and security at least pari passu in all respects with all unsecured and unsubordinated indebtedness for borrowed money of the Guarantor now or hereafter outstanding.

                  (e) No proceedings are pending or, to the best of the Guarantor's knowledge, threatened against the Guarantor before any court or administrative agency which if adversely determined might materially adversely affect the ability of the Guarantor to perform its obligations under this Guarantee.

                  (f) It is not necessary (i) in order to exercise or enforce any rights under this Guarantee in the domicile of the Guarantor or
(ii) by reason of the entry into or performance of this Guarantee that any Secured Party or any beneficiary under this Guarantee be licensed, qualified or entitled to do business in the State of Texas.

                  (g) The Guarantor has furnished to the Agent and each Lender full and complete information as to its financial condition, and no material adverse change has occurred in the financial condition of the Guarantor since the date as of which such financial information was furnished.

                  7. Covenants. The Guarantor hereby covenants that, so long as this Guarantee shall remain in effect it will comply with all of its covenants and agreements set forth in the WestPAC Loan Agreement.

                 8. GOVERNING LAW. THIS GUARANTEE SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                 9. SUBMISSION TO JURISDICTION. THE GUARANTOR (I) HEREBY IRREVOCABLY SUBMITS ITSELF TO THE NON-EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND TO THE NON-EXCLUSIVE JURISDICTION OF ANY FEDERAL COURT OF THE UNITED STATES LOCATED IN NEW YORK STATE, FOR THE PURPOSES OF ANY SUIT, ACTION OR OTHER PROCEEDING ARISING OUT OF THIS GUARANTEE, THE SUBJECT MATTER HEREOF OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY BROUGHT BY ANY SECURED PARTY, OR THEIR SUCCESSORS OR ASSIGNS, AND (II) HEREBY IRREVOCABLY WAIVES, AND AGREES NOT TO ASSERT, BY WAY OF MOTION, AS A DEFENSE, OR OTHERWISE, IN ANY SUCH SUIT, ACTION OR PROCEEDING TO THE EXTENT PERMITTED BY APPLICABLE LAW, THAT THE SUIT, ACTION OR PROCEEDING, IS BROUGHT IN AN INCONVENIENT FORUM, THAT THE VENUE OF THE SUIT, ACTION OR PROCEEDING IS IMPROPER, OR THAT THIS GUARANTEE OR THE SUBJECT MATTER HEREOF OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY MAY NOT BE ENFORCED IN OR BY SUCH COURTS. THE GUARANTOR HEREBY IRREVOCABLY AND GENERALLY CONSENTS TO SERVICE OF PROCESS BY REGISTERED MAIL, RETURN RECEIPT REQUESTED AT THE NEW YORK CITY OFFICES OF MAYER, BROWN & PLATT, WHICH THE GUARANTOR HEREBY IRREVOCABLY DESIGNATES AND APPOINTS ITS ATTORNEY-IN-FACT, AND MAYER, BROWN & PLATT IS IRREVOCABLY DESIGNATED AND APPOINTED AND SET AS THE DOMICILE TO RECEIVE SERVICE OF PROCESS IN ANY ACTION, SUIT OR PROCEEDING WITH RESPECT TO ANY MATTER AS TO WHICH IT SUBMITS TO JURISDICTION AS SET FORTH ABOVE, IT BEING AGREED THAT SERVICE UPON SUCH ATTORNEY-IN-FACT SHALL CONSTITUTE VALID SERVICE UPON THE GUARANTOR OR ITS SUCCESSORS OR ASSIGNS. THE GUARANTOR HEREBY AGREES THAT ITS SUBMISSION TO JURISDICTION AND ITS DESIGNATION OF MAYER, BROWN & PLATT AS ITS PROCESS AGENT SET FORTH ABOVE IS MADE FOR THE EXPRESS BENEFIT OF THE SECURED PARTIES. FINAL JUDGMENT AGAINST THE GUARANTOR IN ANY SUIT IN ANY COURT REFERRED TO ABOVE SHALL BE CONCLUSIVE, AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT, A CERTIFIED OR TRUE COPY OF WHICH SHALL BE CONCLUSIVE EVIDENCE OF THE FACT AND OF THE AMOUNT OF ANY INDEBTEDNESS OR LIABILITY OF THE GUARANTOR THEREIN DESCRIBED; PROVIDED, ALWAYS THAT THE PLAINTIFF MAY AT ITS OPTION BRING SUIT, OR INSTITUTE OTHER JUDICIAL PROCEEDINGS, AGAINST THE GUARANTOR OR ANY OF ITS ASSETS IN THE COURTS OF ANY COUNTRY OR PLACE WHERE THE GUARANTOR OR SUCH ASSETS MAY BE FOUND.

                 10. Time is of the Essence. Time and strict and punctual performance are of the essence with respect to each provision of this Guarantee.

                 11. Certain Limitations on Liability. "NonParent Obligations" shall mean for the purposes of this Section 11 the Obligations of any corporation or entity of which the Guarantor is not the direct or indirect legal or beneficial owner of a majority of such entity's shares or other equity interests.

                 (a) Notwithstanding anything to the contrary contained in this Guarantee, the maximum liability amount of the Guarantor under this Guarantee in respect of NonParent Obligations (herein called the "Maximum Liability Amount") shall be limited to the lesser of:

                         (i) the aggregate of all sums of money from time to time owing by the Borrower to the Agent and the Lenders, whether actually or contingently, and all other sums of money from time to time owing by the Guarantor to the Agent and the Lenders, whether actually or contingently; and

                        (ii) an amount equal to the aggregate, without double counting, of:

                                    (A)    ninety-five percent (95%) of the
                                           Adjusted Net Worth (as hereinafter
                                           defined) of the Guarantor on the
                                           date hereof or, if greater, the date
                                           of commencement of any enforcement
                                           proceedings pursuant to this
                                           Guarantee;

                                    (B)    the aggregate fair value of any
                                           rights of subrogation or
                                           contribution (herein called
                                           "Subrogation and Contribution
                                           Rights") which the Guarantor may
                                           have under any applicable law
                                           relating to such Subrogation and
                                           Contribution Rights; and

                                    (C)    the amount of any Valuable Transfer
                                           (as hereinafter defined) to the
                                           Guarantor.

                 (b) For the purposes of these limitations, "Adjusted Net Worth" of the Guarantor shall mean, as at any date upon which the same shall be determined, an amount equal to the lesser of:

                         (i)      an amount equal to the excess of:

                                    (A)    the amount of the present fair
                                           market value of the assets of the
                                           Guarantor over

                                    (B)    the amount that will be required to
                                           pay the probable liability of the
                                           Guarantor on its then existing
                                           debts, including contingent
                                           liabilities, as they become due and
                                           payable; and

                         (ii)     an amount equal to the excess of:

                                    (A)    the value of the property (real or
                                           otherwise) of the Guarantor at a
                                           fair market valuation over

                                    (B)    the amount of all liabilities of the
                                           Guarantor, contingent or otherwise,
                                           as such liabilities are determined
                                           in accordance with the applicable
                                           law which would govern any
                                           insolvency of the Guarantor.

                 (c) In determining the Adjusted Net Worth of the Guarantor for the purpose of calculating the Maximum Liability Amount:

                          (i) the assets and the property of the Guarantor to be assessed in such determination shall in any event exclude any Subrogation and Contribution Rights; and

                         (ii) the liabilities of the Guarantor to be assessed in such determination shall in any event exclude:

                                    (A)    the liabilities of the Guarantor
                                           under this Guarantee; and

                                    (B)    any liabilities of the Guarantor
                                           subordinated to the rights of the
                                           Lenders under this Guarantee.

                 (d) For the purpose of this Guarantee, "Valuable Transfer" with respect to the Guarantor shall mean:

                          (i) all loans and advances made to the Guarantor with the proceeds of the Loans;

                         (ii) all debt securities or other obligations of the Guarantor acquired from the Borrower or repaid or discharged by the Borrower with the proceeds of the Loans;

                        (iii) the fair market value of all property (real or otherwise) acquired with the proceeds of the Loan's and transferred, absolutely and not by way of collateral security, to the Guarantor;

                         (iv) all shares, securities or stock of the Guarantor acquired from the Guarantor by any third party with the proceeds of the Loans; and

                          (v) the value of any other economic benefits in accordance with the applicable law which would govern any insolvency of the Guarantor.

                 12. Subrogation. The Guarantor hereby agrees that it shall not be subrogated, in whole or in part, to the rights of any Secured Party against the Borrower or any other Person under any document or instrument evidencing the Borrower's Obligations until all the Borrower's Obligations now existing or hereafter entered into, have been paid or performed in full.

                 13. WAIVER OF TRIAL BY JURY. THE GUARANTOR AND THE LENDERS BY THEIR ACCEPTANCE HEREOF HEREBY WAIVE TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY ANY PARTY HERETO OR BENEFICIARY HEREOF ON ANY MATTER WHATSOEVER ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS GUARANTEE.

                 14. Entire Agreement. This Guarantee (a) constitutes the entire agreement, and supersedes all prior agreements and understandings, both written and oral, among the Guarantor and the Secured Parties, with respect to the subject matter hereof, (b) may be executed in several counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument, and (c) shall be binding upon the successors and assigns of the Guarantor and shall inure to the benefit of, and shall be enforceable by, the each of the Secured Parties.

                 15. Notices. Except where telephonic (which shall be confirmed in writing promptly) instructions or notices are authorized herein to be given, all notices, demands, instructions and other communications required or permitted to be given under this Guarantee shall be in writing and shall be personally delivered or sent by registered, certified or express mail, postage prepaid, return receipt requested, or by facsimile, or telegram (with messenger delivery specified in the case of a telegram), and shall be deemed to be given for purposes of this Guarantee on the date on which such writing is delivered or sent to the intended recipient thereof in accordance with the provisions of this Section 15 (except that any notice sent by registered or certified mail shall be deemed to have been given on the fifth Business Day after such notice is deposited for delivery in the United States mail). Unless otherwise specified in a notice sent or delivered in accordance with the foregoing provisions of this Section 15, notices, demands, instructions and other communications in writing shall be given to or made upon the respective parties hereto at their respective addresses (or to their respective facsimile numbers) indicated below, and, in the case of telephonic instructions or notices, by calling the telephone number or numbers indicated for such party below:

                 (a)      with respect to the Guarantor:

                                  Westchester Premium Acceptance
                                    Corporation
                                  1020 N.E. Loop 410
                                  Suite 700
                                  San Antonio, Texas 78209
                                  Attention:  Chief Financial Officer
                                  Telephone:  (210) 824-4546
                                  Facsimile:  (210) 824-3681

                 (b)      with respect to the Agent or Dresdner:

                                  Dresdner Bank AG, New York Branch
                                  75 Wall Street
                                  New York, New York 10005
                                  Attention:  Mr. Lloyd C. Stevens
                                  Telephone:  (212) 429-2229
                                  Facsimile:  (212) 429-2524

                                  with a copy to:

                                  Dresdner Bank AG, New York Branch
                                  75 Wall Street
                                  New York, New York 10005
                                  Attention:  Credit Services Department

                 (c)      with respect to Bank One Texas, N.A.:

                                  Bank One Texas, N.A.
                                  105 South St. Mary's Street
                                  San Antonio, Texas 78205
                                  Attention:  Mr. Charles T. Bridgman,
                                                Senior Vice President
                                  Telephone:  (210) 271-8680
                                  Facsimile:  (210) 271-6588

                                  with a copy to:

                                  Bank One Texas, N.A.
                                  1717 Main Street, 4th Floor
                                  Bank One Center
                                  Dallas, Texas 75201
                                  Attention:  Mr. James V. Miller,
                                                Vice President
                                  Telephone:  (214) 290-2309
                                              (214) 290-2332

                 (d)      with respect to NationsBank:

                                  NationsBank of Texas, N.A.
                                  300 Convent Street
                                  San Antonio, Texas 78205
                                  Attention:  Mr. D. Kirk McDonald,
                                                Senior Vice President
                                  Telephone:  (210) 270-5300
                                  Facsimile:  (210) 270-5569

Any party may designate a different or additional address for the delivery of notices by providing notice thereof to the other parties. Except as provided to the contrary above, all notices, demands, and other communications shall be effective upon personal delivery or upon the date of receipt by the addressee as shown on the return receipt. Rejection or other refusal to accept notices, demands, or other communications shall be of no effect, and all notices, demands, and other communications which are rejected or acceptance of which is refused shall be deemed to be effective upon the date on which the same were rejected or refused.

                 16. Enforcement. The Guarantor agrees to pay to each Secured Party any and all reasonable costs and expenses incurred by such Secured Party and its successors or assigns, including reasonable attorneys' fees and court costs, in enforcing this Guarantee.

                 17. Assignment. The Guarantor's obligations hereunder may not be assigned by the Guarantor either in whole or in part and any attempted assignment shall be void.

                 IN WITNESS WHEREOF, the undersigned has caused this Guarantee to be duly executed as of the date first hereinabove set forth.

                                        WESTCHESTER PREMIUM ACCEPTANCE
                                          CORPORATION


                                        By /s/ MARK E. WATSON, JR.
                                           -------------------------------------
                                           Name: Mr. Mark E. Watson, Jr.
                                           Title: President